SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

5Post-Effective Amendment No.  36  (File No. 33-5102)                     [X]
                              ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  37  (File No. 811-4647)                                   [X]
              ----

AXP  SPECIAL  TAX-EXEMPT  SERIES  TRUST
200 AXP  Financial  Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on August 29, 2002  pursuant to  paragraph  (b)
[ ] 60 days after filing pursuant to paragraph  (a)(10
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing  pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                               AXP(R) California Tax-Exempt Fund

                                            AXP(R) Massachusetts Tax-Exempt Fund

                                                 AXP(R) Michigan Tax-Exempt Fund

                                                AXP(R) Minnesota Tax-Exempt Fund

                                                 AXP(R) New York Tax-Exempt Fund

                                                     AXP(R) Ohio Tax-Exempt Fund

                       (singularly and collectively, where the content requires,
                                                        referred to as the Fund)

                                                                      PROSPECTUS

                                                                   AUG. 29, 2002


American
    Express(R)
 Funds

Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local income tax.

Please note that each Fund:

o   is not a bank deposit
o   is not federally insured
o   is not endorsed by any bank or government agency
o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                               3p

Goal                                                                   3p

Principal Investment Strategies                                        3p

Principal Risks                                                        3p

Past Performance                                                       5p


Fees and Expenses                                                     11p

Investment Manager                                                    13p

Other Securities and
  Investment Strategies                                               13p

Buying and Selling Shares                                             13p

Valuing Fund Shares                                                   13p

Investment Options                                                    14p

Purchasing Shares                                                     15p

Transactions Through American Express
  Brokerage or Third Parties                                          16p

Sales Charges                                                         17p

Exchanging/Selling Shares                                             19p

Distributions and Taxes                                               22p

Financial Highlights                                                  23p

Appendix                                                              35p



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2p   AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

The Fund

GOAL
Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local tax. Because any investment involves risk, achieving these goals cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Each of the California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds is a non-diversified mutual fund that, under normal market conditions, invests at least 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as from the respective state and local income tax. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. Each Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation. Additionally, each Fund may invest up to 25% of its net assets in lower-quality bonds (junk bonds).


The selection of debt obligations that are tax-exempt is the primary decision in building each Fund's investment portfolio.

In pursuit of each Fund's goal, American Express Financial Corporation (AEFC), the Funds' investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.
o Identifying obligations in sectors which, due to supply and demand, are offering higher yields than comparable instruments.
o   Identifying obligations that:


    o    are investment-grade,
    o have coupons and/or maturities that are consistent with AEFC's interest rate outlook, and
    o are expected to outperform other securities on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).


In evaluating whether to sell a security, AEFC considers, among other factors, whether:


    o    the security is overvalued relative to alternative investments,
    o the issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
    o political, economic, or other events could affect the issuer's performance,
    o    AEFC expects the issuer to call the security, and
    o    AEFC identifies a more attractive opportunity.


During weak or declining markets or when the supply of these types of obligations is low, each Fund may invest more of its assets in money market securities or certain taxable investments. Although a Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in each Fund include:

         Market Risk
         Interest Rate Risk
         Credit Risk
         Legal/Legislative Risk
         Sector/Concentration Risk
         Style Risk

For details regarding economic conditions and other recent developments in each state please see the SAI.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

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3p   AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on each Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.


Style Risk
Each Fund invests primarily in municipal obligations. The yields on these securities are dependent on a variety of factors, including the financial condition of the issuer or other obligor or the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, and the rating of the issue.

Although, such factors will apply to each Fund, each Fund will experience particular sensitivity to local conditions -- such as political and economic changes, adverse conditions to an industry significant to the area, and other developments. Please remember that most state and local economies have experienced significant expansions over the past 5-7 years. In recessionary periods, more issuers may default on their obligations.

The following discussion provides background information about the economies of those geographic areas in which each Fund may invest a significant portion of its assets. These summaries are general in nature and economic conditions in a particular state may change at any time. Please see the SAI for additional state-specific risk factors.


AXP California Tax-Exempt Fund -- California's economy is diverse, impacted significantly by the retail, entertainment, tourism, construction (residential and commercial) and telecommunications industries. Although California's economic expansion has slowed in the past year, recent data indicate that California's economy, the largest in the nation, is beginning to show some modest signs of recovery.

AXP Massachusetts Tax-Exempt Fund -- Massachusetts' economy remains fairly strong, due in part to conservative financial operations and cash positions, in spite of struggling through a recession in recent months. The state's largest economic sector is the service sector followed by retail and wholesale trade, and manufacturing.

AXP Michigan Tax-Exempt Fund -- Michigan's economy is primarily concentrated in the manufacturing sector, particularly the automobile industry, which accounts for about one-third of the state's personal income. The state's economy remains relatively strong due to effective management and fiscal flexibility, which have helped it to weather the current difficult economic times.

AXP Minnesota Tax-Exempt Fund -- Minnesota's economy is primarily concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the state. The state's economy is showing some positive signs of recovery but that recovery is expected to lag behind that of the national economy.

AXP New York Tax-Exempt Fund -- Due to the events of September 11, New York has experienced an economic downturn that is more severe than the economic slowdown that has plagued the nation in recent months. The state's economy remains well diversified with major industrial and commercial concerns across a broad range of employment sectors which should aid it in its recovery process.

AXP Ohio Tax-Exempt Fund -- Ohio's economy, although fairly diverse, continues to rely in part on durable goods and manufacturing. The State's credit position has drawn some strength from its financial management and economic changes contributing to diversification and stability but its economy is feeling the effects of the national economic slowdown.



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4p   AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

California -- Class A Performance* (based on calendar years)
(bar chart)

+8.34% +12.03%  -5.27%  +15.23% +3.46%  +7.93%  +5.93%  -4.37%  +12.92% +3.29%
 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +7.10% (quarter ending March 1995) and the lowest return for a calendar quarter was -4.90% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.10%.


Massachusetts -- Class A Performance* (based on calendar years)
(bar chart)

+9.05% +12.33%  -5.20%  +15.49% +3.32%  +8.31%  +5.79%  -4.56  +10.11%  5.13%
 1992    1993    1994    1995    1996    1997    1998    1999    2000   2001


During the period shown in the bar chart, the highest return for a calendar quarter was +7.08% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.40% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.10%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.



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5p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Michigan -- Class A Performance* (based on calendar years)
(bar chart)

+9.50% +12.47%  -4.86%  +16.11% +2.78%  +7.53%  +5.73%  -4.16  +9.13%  +5.14%
 1992    1993    1994    1995    1996    1997    1998    1999    2000   2001


During the period shown in the bar chart, the highest return for a calendar quarter was +7.02% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.00% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.60%.


Minnesota -- Class A Performance* (based on calendar years)
(bar chart)

+8.63% +11.33%  -4.31%  +14.86% +3.57%  +8.42%  +5.96%  -3.86  +10.03%  +4.90%
 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +6.68% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.03% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.72%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.


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6p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

New York -- Class A Performance* (based on calendar years)
(bar chart)

+9.59% +11.53%  -5.04%  +13.41% +2.79%  +8.81%  +5.76%  -4.26%  +11.21%  +3.81%
 1992    1993    1994    1995    1996    1997    1998    1999    2000     2001


During the period shown in the bar chart, the highest return for a calendar quarter was +6.20% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.08% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.82%.


Ohio -- Class A Performance* (based on calendar years)
(bar chart)

+9.43% +11.54%  -4.79%  +14.51% +3.32%  +7.95%  +5.77%  -3.74%  +9.94%  +4.73%
 1992    1993    1994    1995    1996    1997    1998    1999    2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +6.89% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.06% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2002 was +3.36%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C may vary from that shown above because of differences in sales charges and fees.


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7p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2001)
                                                       1 year  5 years    10 years   Since inception (B)   Since inception (C)
California:
   Class A
     Return before taxes                              -1.61%     +3.97%     +5.23%         N/A                  N/A
     Return after taxes on distributions              -1.61%     +3.97%     +5.20%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +0.76%     +4.17%     +5.25%         N/A                  N/A
   Class B
     Return before taxes                              -1.43%     +4.03%      N/A        +4.63%(a)               N/A
   Class C
     Return before taxes                              +2.52%       N/A        N/A          N/A                +6.33%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper California Municipal Debt Funds Index       +3.91%     +5.44%     +6.17%       +6.07%(b)            +7.71%(d)

Massachusetts:
   Class A
     Return before taxes                              +0.13%     +3.81%     +5.27%         N/A                  N/A
     Return after taxes on distributions              +0.13%     +3.81%     +5.27%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +1.85%     +4.04%     +5.29%         N/A                  N/A
   Class B
     Return before taxes                              +0.34%     +3.88%       N/A        +4.52%(a)              N/A
   Class C
     Return before taxes                              +4.35%       N/A        N/A          N/A                +6.95%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper Massachusetts Municipal Debt Funds Index    +4.15%     +5.17%     +6.09%       +5.70%(b)            +7.79%(d)

Michigan:
   Class A
     Return before taxes                              +0.14%     +3.56%     +5.23%         N/A                  N/A
     Return after taxes on distributions              +0.14%     +3.54%     +5.16%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +1.94%     +3.84%     +5.24%         N/A                  N/A
   Class B
     Return before taxes                              +0.35%     +3.62%       N/A        +4.32%(a)              N/A
   Class C
     Return before taxes                              +4.36%       N/A        N/A          N/A                +6.63%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper Michigan Municipal Debt Funds Index         +4.61%     +4.88%     +5.81%(c)    +5.44%(b)            +7.49%(d)

(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.
(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.


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8p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Average Annual Total Returns (continued)
                                                      1 year   5 years   10 years   Since inception (B)   Since inception (C)
Minnesota:
   Class A
     Return before taxes                              -0.09%     +3.99%     +5.29%         N/A                  N/A
     Return after taxes on distributions              -0.09%     +3.99%     +5.29%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +1.93%     +4.27%     +5.37%         N/A                  N/A
   Class B
     Return before taxes                              +0.13%     +4.06%       N/A        +4.67%(a)              N/A
   Class C
     Return before taxes                              +4.32%       N/A        N/A          N/A                +6.73%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper Minnesota Municipal Debt Funds Index        +4.54%     +4.92%     +5.80%       +5.36%(b)            +7.37%(d)
New York:
   Class A
     Return before taxes                              -1.12%     +3.91%     +5.07%         N/A                  N/A
     Return after taxes on distributions              -1.12%     +3.91%     +5.07%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +1.04%     +4.12%     +5.14%         N/A                  N/A
   Class B
     Return before taxes                              -0.93%     +3.97%       N/A        +4.36%(a)              N/A
   Class C
     Return before taxes                              +3.03%       N/A        N/A          N/A                +6.42%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper New York Municipal Debt Funds Index         +3.99%     +5.07%     +5.89%       +5.60%(b)            +7.63%(d)
Ohio:
   Class A
     Return before taxes                              -0.24%     +3.81%     +5.18%         N/A                  N/A
     Return after taxes on distributions              -0.24%     +3.81%     +5.17%         N/A                  N/A
     Return after taxes on distributions
     and sale of fund shares                          +1.62%     +4.04%     +5.22%         N/A                  N/A
   Class B
     Return before taxes                              -0.06%     +3.87%       N/A        +4.42%(a)              N/A
   Class C
     Return before taxes                              +3.96%       N/A        N/A          N/A                +6.22%(c)
   Lehman Brothers Municipal Bond Index               +5.13%     +5.98%     +6.63%       +6.52%(b)            +8.09%(d)
   Lipper Ohio Municipal Debt Funds Index             +4.43%     +5.07%     +6.02%       +5.62%(b)            +7.57%(d)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.


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9p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B and Class C shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
o   no sales charge for Class C shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.


The Lipper California Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Massachusetts Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Michigan Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Minnesota Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper New York Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The Lipper Ohio Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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10p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                       Class A  Class B  Class C
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                    4.75%(b)  none    none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)  none     5%     1%(c)

Annual Fund operating expenses (expenses that are deducted from Fund assets)

California
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.47%     0.47%     0.47%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.12%     0.12%     0.13%
Total                                            0.84%     1.59%     1.60%

Massachusetts
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.47%     0.47%     0.47%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.19%     0.19%     0.19%
Total                                            0.91%     1.66%     1.66%

Michigan
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.47%     0.47%     0.47%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.20%     0.20%     0.19%
Total                                            0.92%     1.67%     1.66%

Minnesota
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.46%     0.46%     0.46%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.12%     0.13%     0.13%
Total                                            0.83%     1.59%     1.59%

New York
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.47%     0.47%     0.47%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.18%     0.18%     0.19%
Total                                            0.90%     1.65%     1.66%

Ohio
As a percentage of average daily net assets:    Class A   Class B   Class C
Management fees                                  0.47%     0.47%     0.47%
Distribution (12b-1) fees                        0.25%     1.00%     1.00%
Other expenses(d)                                0.19%     0.19%     0.19%
Total                                            0.91%     1.66%     1.66%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.

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11p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


California          1 year       3 years       5 years         10 years
Class A(a)           $557         $731         $  920           $1,467
Class B(b)           $562         $802         $  967           $1,692(d)
Class B(c)           $162         $502         $  867           $1,692(d)
Class C              $163         $505         $  872           $1,905

Massachusetts       1 year       3 years       5 years         10 years
Class A(a)           $563         $752         $  956           $1,546
Class B(b)           $569         $824         $1,003           $1,770(d)
Class B(c)           $169         $524         $  903           $1,770(d)
Class C              $169         $524         $  903           $1,970

Michigan            1 year       3 years       5 years         10 years
Class A(a)           $564         $755         $  961           $1,557
Class B(b)           $570         $827         $1,008           $1,781(d)
Class B(c)           $170         $527         $  908           $1,781(d)
Class C              $169         $524         $  903           $1,970

Minnesota           1 year       3 years       5 years         10 years
Class A(a)           $556         $728         $  914           $1,456
Class B(b)           $562         $802         $  967           $1,689(d)
Class B(c)           $162         $502         $  867           $1,689(d)
Class C              $162         $502         $  867           $1,894

New York            1 year       3 years       5 years         10 years
Class A(a)           $563         $749         $  951           $1,534
Class B(b)           $568         $821         $  998           $1,759(d)
Class B(c)           $168         $521         $  898           $1,759(d)
Class C              $169         $524         $  903           $1,970

Ohio                1 year       3 years       5 years         10 years
Class A(a)           $563         $752         $  956           $1,546
Class B(b)           $569         $824         $1,003           $1,770(d)
Class B(c)           $169         $524         $  903           $1,770(d)
Class C              $169         $524         $  903           $1,970


(a)  Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

---------------------------------------------------------------------------
12p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

INVESTMENT MANAGER
Terry Fettig became portfolio manager of AXP California Tax-Exempt Fund and AXP Michigan Tax-Exempt Fund in January of 2002. He joined AEFC in 1986 and also serves as portfolio manager of AXP High Yield Tax-Exempt Fund.

Dave Kerwin became portfolio manager of AXP Minnesota Tax-Exempt Fund and AXP New York Tax-Exempt Fund in January of 2002. He joined AEFC in 1985 as a municipal bond trader. He also serves as portfolio manager of AXP Intermediate Tax-Exempt Fund and AXP Tax-Free Money Fund.

Terry Seierstad became portfolio manager of AXP Massachusetts Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund in January of 2002. He joined AEFC in 1982 and also serves as portfolio manager of AXP Insured Tax-Exempt Fund and AXP Tax-Exempt Bond Fund. He also manages the investments for IDS Property Casualty Company.

Each Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.47% of its average daily net assets for California, 0.47% for Massachusetts, 0.47% for Michigan, 0.46% for Minnesota, 0.47% for New York and 0.47% for Ohio. Under the agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

On July 16, 2002, the Fund received an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. Each Fund may invest in other instruments, such as money market securities and short-term tax-exempt securities, and derivatives such as futures, options and forward contracts.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


Buying and Selling Shares

References to "Fund" throughout the remainder of this prospectus refers to AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund, and AXP Ohio Tax-Exempt Fund, singularly or collectively as the context requires.

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class C it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.


The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.


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13p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


Investment options summary


The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A                        Class B                         Class C
----------------- ------------------------------ ------------------------------- ------------------------------
Availability      Available to all investors.    Available to all investors.     Available to all investors.
----------------- ------------------------------ ------------------------------- ------------------------------
Initial Sales     Yes. Payable at time of        No. Entire purchase price is    No. Entire purchase price is
Charge            purchase. Lower sales charge   invested in shares of the       invested in shares of the
                  for larger investments.        Fund.                           Fund.
----------------- ------------------------------ ------------------------------- ------------------------------
Deferred Sales    On purchases over $500,000,    Maximum 5% CDSC during the      1% CDSC applies if you sell
Charge            1% CDSC applies if you sell    first year decreasing to 0%     your shares less than one
                  your shares less than one      after six years.                year after purchase.
                  year after purchase.
----------------- ------------------------------ ------------------------------- ------------------------------
Distribution      Yes.* 0.25%                    Yes.* 1.00%                     Yes.* 1.00%
and/or
Shareholder
Service Fee
----------------- ------------------------------ ------------------------------- ------------------------------
Conversion to     N/A                            Yes, automatically in ninth     No.
Class A                                          calendar year of ownership.
----------------- ------------------------------ ------------------------------- ------------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

---------------------------------------------------------------------------
14p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

PURCHASING SHARES
To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:          Use the Social Security or Employer
                                   Identification number of:
---------------------------------- ---------------------------------------------
Individual or joint account        The individual or one of the owners listed on
                                   the joint account
---------------------------------- ---------------------------------------------
Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)
---------------------------------- ---------------------------------------------
A revocable living trust           The grantor-trustee (the person who puts the
                                   money into the trust)
---------------------------------- ---------------------------------------------
An irrevocable trust, pension      The legal entity (not the personal
trust or estate                    representative or trustee, unless no legal
                                   entity is designated in the account title)
---------------------------------- ---------------------------------------------
Sole proprietorship                The owner
---------------------------------- ---------------------------------------------
Partnership                        The partnership
---------------------------------- ---------------------------------------------
Corporate                          The corporation
---------------------------------- ---------------------------------------------
Association, club or tax-exempt    The organization
organization
---------------------------------- ---------------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).


---------------------------------------------------------------------------
15p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Three ways to invest


1 By mail


Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.


2 By scheduled investment plan


Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with monthly
                           payments)

If your account balance is below $2,000, you must make payments at least monthly.


3 By wire or electronic funds transfer


If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

---------------------------------------------------------------------------
16p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                       Sales charge as percentage of:
Total market value           Public offering price*         Net amount invested
Up to $49,999                         4.75%                      4.99%
$50,000-$99,999                       4.50                       4.71
$100,000-$249,999                     3.75                       3.90
$250,000-$499,999                     2.50                       2.56
$500,000-$999,999                     2.00**                     2.04**
$1,000,000 or more                    0.00                       0.00


 * Offering price includes the sales charge.

**  The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.


Other Class A sales charge policies


o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and
o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of shares (up to the amount sold):


    o of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
    o in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.


    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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17p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,
    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
    o   within the University of Texas System ORP,
    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,
    o   within the University of Massachusetts After-Tax Savings Program, or
    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.


o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:     The CDSC percentage rate is:
First year                                       5%
Second year                                      4%
Third year                                       4%
Fourth year                                      3%
Fifth year                                       2%
Sixth year                                       1%
Seventh year                                     0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,
o   held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o   at least 59 1/2 years old AND
    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
    o selling under an approved substantially equal periodic payment arrangement.


---------------------------------------------------------------------------
18p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

EXCHANGING/SELLING SHARES
Exchanges
You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o   Once we receive your exchange request, you cannot cancel it.
o   Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

---------------------------------------------------------------------------
19p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Two ways to request an exchange or sale of shares


1 By letter


Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


2 By telephone


American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000



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20p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail


o   Mailed to the address on record.
o   Payable to names listed on the account.

o The express mail delivery charges you pay will vary depending on the courier you select.

2 By electronic funds transfer (EFT or ACH)

o   Minimum redemption: $100.
o   Funds are deposited electronically into your bank account.
o   No charge.

o Bank account must be in the same ownership as the American Express mutual fund account.

o   Allow two to five business days from request to deposit.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By wire

o   Minimum redemption: $1,000.
o   Funds are wired electronically into your bank account.
o   Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o   Allow one to two business days from request to deposit for domestic wires.
o Pre-authorization required. For instructions, contact your financial advisor or AECSC.

4 By scheduled payout plan


o   Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

---------------------------------------------------------------------------
21p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.


---------------------------------------------------------------------------
22p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Financial Highlights


AXP California Tax-Exempt Trust
    AXP California Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.18     $5.03    $5.18     $5.35     $5.24
Income from investment operations:
Net investment income (loss)                                                    .24       .25      .26       .27       .29
Net gains (losses) (both realized and unrealized)                               .05       .15     (.15)     (.17)      .11
Total from investment operations                                                .29       .40      .11       .10       .40
Less distributions:
Dividends from net investment income                                           (.24)     (.25)    (.26)     (.27)     (.29)
Net asset value, end of period                                                $5.23     $5.18    $5.03     $5.18     $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                        $234      $231     $213      $246      $239
Ratio of expenses to average daily net assets(c)                               .84%      .85%     .82%      .79%      .75%
Ratio of net investment income (loss) to average daily net assets             4.56%     4.79%    5.18%     4.97%     5.24%
Portfolio turnover rate (excluding short-term securities)                       16%       11%      18%       16%       15%
Total return(e)                                                               5.66%     8.00%    2.19%     1.80%     7.72%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.17     $5.03     $5.18    $5.35     $5.24
Income from investment operations:
Net investment income (loss)                                                    .20       .21       .22      .22       .25
Net gains (losses) (both realized and unrealized)                               .06       .14      (.15)    (.17)      .11
Total from investment operations                                                .26       .35       .07      .05       .36
Less distributions:
Dividends from net investment income                                           (.20)     (.21)     (.22)    (.22)     (.25)
Net asset value, end of period                                                $5.23     $5.17     $5.03    $5.18     $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                         $27       $24       $21      $21       $15
Ratio of expenses to average daily net assets(c)                              1.59%     1.60%     1.58%    1.53%     1.50%
Ratio of net investment income (loss) to average daily net assets             3.81%     3.99%     4.43%    4.23%     4.50%
Portfolio turnover rate (excluding short-term securities)                       16%       11%       18%      16%       15%
Total return(e)                                                               5.07%     6.98%     1.44%    1.03%     6.94%

See accompanying notes to financial highlights.



---------------------------------------------------------------------------
23p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP California Tax-Exempt Trust
    AXP California Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001     2000(b)
Net asset value, beginning of period                                          $5.18     $5.03     $5.02
Income from investment operations:
Net investment income (loss)                                                    .20       .21        --
Net gains (losses) (both realized and unrealized)                               .06       .15       .01
Total from investment operations                                                .26       .36       .01
Less distributions:
Dividends from net investment income                                           (.20)     (.21)       --
Net asset value, end of period                                                $5.24     $5.18     $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                          $3        $1       $--
Ratio of expenses to average daily net assets(c)                              1.60%     1.60%     1.58%(d)
Ratio of net investment income (loss) to average daily net assets             3.86%     4.04%     4.43%(d)
Portfolio turnover rate (excluding short-term securities)                       16%       11%       18%
Total return(e)                                                               5.07%     7.20%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.



---------------------------------------------------------------------------
24p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Massachusetts Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.28     $5.11     $5.39    $5.56     $5.42
Income from investment operations:
Net investment income (loss)                                                    .22       .27       .27      .27       .29
Net gains (losses) (both realized and unrealized)                               .09       .17      (.27)    (.17)      .14
Total from investment operations                                                .31       .44        --      .10       .43
Less distributions:
Dividends from net investment income                                           (.22)     (.27)     (.28)    (.27)     (.29)
Net asset value, end of period                                                $5.37     $5.28     $5.11    $5.39     $5.56

Ratios/supplemental data
Net assets, end of period (in millions)                                         $66       $65       $59      $70       $67
Ratio of expenses to average daily net assets(c)                               .91%      .95%      .93%     .81%      .82%
Ratio of net investment income (loss) to average daily net assets             4.11%     5.04%     5.28%    4.99%     5.17%
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%       5%        9%
Total return(e)                                                               5.94%     8.64%      .04%    1.72%     8.13%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.28     $5.11     $5.39    $5.56     $5.42
Income from investment operations:
Net investment income (loss)                                                    .18       .23       .24      .23       .24
Net gains (losses) (both realized and unrealized)                               .09       .17      (.28)    (.17)      .14
Total from investment operations                                                .27       .40      (.04)     .06       .38
Less distributions:
Dividends from net investment income                                           (.18)     (.23)     (.24)    (.23)     (.24)
Net asset value, end of period                                                $5.37     $5.28     $5.11    $5.39     $5.56

Ratios/supplemental data
Net assets, end of period (in millions)                                         $24       $18       $16      $17       $13
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.69%    1.56%     1.57%
Ratio of net investment income (loss) to average daily net assets             3.34%     4.28%     4.53%    4.25%     4.43%
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%       5%        9%
Total return(e)                                                               5.15%     7.83%     (.71%)    .96%     7.32%

See accompanying notes to financial highlights.

---------------------------------------------------------------------------
25p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Massachusetts Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.28     $5.11     $5.10
Income from investment operations:
Net investment income (loss)                                                    .18       .23        --
Net gains (losses) (both realized and unrealized)                               .09       .17       .01
Total from investment operations                                                .27       .40       .01
Less distributions:
Dividends from net investment income                                           (.18)     (.23)       --
Net asset value, end of period                                                $5.37     $5.28     $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                                          $2        $1       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.69%(d)
Ratio of net investment income (loss) to average daily net assets             3.32%     4.30%     4.53%(d)
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%
Total return(e)                                                               5.16%     7.84%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

---------------------------------------------------------------------------
26p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Michigan Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.09     $5.38    $5.57     $5.44
Income from investment operations:
Net investment income (loss)                                                    .24       .27       .27      .28       .29
Net gains (losses) (both realized and unrealized)                               .06       .18      (.29)    (.17)      .13
Total from investment operations                                                .30       .45      (.02)     .11       .42
Less distributions:
Dividends from net investment income                                           (.24)     (.27)     (.27)    (.28)     (.29)
Distributions from realized gains                                                --        --        --     (.02)       --
Total distributions                                                            (.24)     (.27)     (.27)    (.30)     (.29)
Net asset value, end of period                                                $5.33     $5.27     $5.09    $5.38     $5.57

Ratios/supplemental data
Net assets, end of period (in millions)                                         $70       $67       $65      $77       $77
Ratio of expenses to average daily net assets(c)                               .92%      .95%      .89%     .83%      .82%
Ratio of net investment income (loss) to average daily net assets             4.57%     5.09%     5.30%    5.00%     5.19%
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%      20%       10%
Total return(e)                                                               5.83%     8.90%     (.14%)   1.92%     7.66%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.27     $5.09     $5.38    $5.57     $5.44
Income from investment operations:
Net investment income (loss)                                                    .20       .23       .23      .24       .25
Net gains (losses) (both realized and unrealized)                               .06       .18      (.29)    (.17)      .13
Total from investment operations                                                .26       .41      (.06)     .07       .38
Less distributions:
Dividends from net investment income                                           (.20)     (.23)     (.23)    (.24)     (.25)
Distributions from realized gains                                                --        --        --     (.02)       --
Total distributions                                                            (.20)     (.23)     (.23)    (.26)     (.25)
Net asset value, end of period                                                $5.33     $5.27     $5.09    $5.38     $5.57

Ratios/supplemental data
Net assets, end of period (in millions)                                          $8        $6        $6       $7        $5
Ratio of expenses to average daily net assets(c)                              1.67%     1.70%     1.64%    1.59%     1.57%
Ratio of net investment income (loss) to average daily net assets             3.82%     4.34%     4.55%    4.25%     4.44%
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%      20%       10%
Total return(e)                                                               5.04%     8.09%     (.92%)   1.17%     6.86%

See accompanying notes to financial highlights.

---------------------------------------------------------------------------
27p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Michigan Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.27     $5.09     $5.08
Income from investment operations:
Net investment income (loss)                                                    .20       .22        --
Net gains (losses) (both realized and unrealized)                               .06       .18       .01
Total from investment operations                                                .26       .40       .01
Less distributions:
Dividends from net investment income                                           (.20)     (.22)       --
Net asset value, end of period                                                $5.33     $5.27     $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1       $--       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.64%(d)
Ratio of net investment income (loss) to average daily net assets             3.80%     4.36%     4.23%(d)
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%
Total return(e)                                                               5.05%     8.02%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

---------------------------------------------------------------------------
28p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
     AXP Minnesota Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.14     $5.00     $5.26    $5.41     $5.30
Income from investment operations:
Net investment income (loss)                                                    .25       .28       .29      .29       .30
Net gains (losses) (both realized and unrealized)                               .06       .14      (.27)    (.15)      .11
Total from investment operations                                                .31       .42       .02      .14       .41
Less distributions:
Dividends from net investment income                                           (.25)     (.28)     (.28)    (.29)     (.30)
Net asset value, end of period                                                $5.20     $5.14     $5.00    $5.26     $5.41

Ratios/supplemental data
Net assets, end of period (in millions)                                        $375      $357      $340     $406      $385
Ratio of expenses to average daily net assets(c)                               .83%      .84%      .82%     .78%      .75%
Ratio of net investment income (loss) to average daily net assets             4.82%     5.45%     5.68%    5.37%     5.61%
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%      13%        8%
Total return(e)                                                               6.15%     8.53%      .60%    2.62%     7.96%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.14     $5.00     $5.26    $5.41     $5.30
Income from investment operations:
Net investment income (loss)                                                    .21       .24       .25      .25       .26
Net gains (losses) (both realized and unrealized)                               .06       .14      (.26)    (.15)      .11
Total from investment operations                                                .27       .38      (.01)     .10       .37
Less distributions:
Dividends from net investment income                                           (.21)     (.24)     (.25)    (.25)     (.26)
Net asset value, end of period                                                $5.20     $5.14     $5.00    $5.26     $5.41

Ratios/supplemental data
Net assets, end of period (in millions)                                         $64       $53       $44      $46       $31
Ratio of expenses to average daily net assets(c)                              1.59%     1.60%     1.58%    1.54%     1.50%
Ratio of net investment income (loss) to average daily net assets             4.02%     4.70%     4.94%    4.61%     4.86%
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%      13%        8%
Total return(e)                                                               5.36%     7.72%    (.16%)    1.85%     7.17%

See accompanying notes to financial highlights.

---------------------------------------------------------------------------
29p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Minnesota Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.14     $5.00     $4.99
Income from investment operations:
Net investment income (loss)                                                    .21       .24        --
Net gains (losses) (both realized and unrealized)                               .06       .14       .01
Total from investment operations                                                .27       .38       .01
Less distributions:
Dividends from net investment income                                           (.21)     (.24)       --
Net asset value, end of period                                                $5.20     $5.14     $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                          $5        $2       $--
Ratio of expenses to average daily net assets(c)                              1.59%     1.59%     1.58%(d)
Ratio of net investment income (loss) to average daily net assets             4.04%     4.74%     4.94%(d)
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%
Total return(e)                                                               5.36%     7.75%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

---------------------------------------------------------------------------
30p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
     AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.12     $4.92     $5.15    $5.29     $5.15
Income from investment operations:
Net investment income (loss)                                                    .22       .25       .27      .25       .27
Net gains (losses) (both realized and unrealized)                               .04       .20      (.23)    (.14)      .14
Total from investment operations                                                .26       .45       .04      .11       .41
Less distributions:
Dividends from net investment income                                           (.22)     (.25)     (.27)    (.25)     (.27)
Net asset value, end of period                                                $5.16     $5.12     $4.92    $5.15     $5.29

Ratios/supplemental data
Net assets, end of period (in millions)                                         $92       $88       $85     $102      $105
Ratio of expenses to average daily net assets(c)                               .90%      .91%      .88%     .82%      .79%
Ratio of net investment income (loss) to average daily net assets             4.38%     4.90%     5.27%    4.93%     5.22%
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%       8%       10%
Total return(e)                                                               5.26%     9.28%      .77%    2.04%     8.20%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.12     $4.92     $5.15    $5.29     $5.15
Income from investment operations:
Net investment income (loss)                                                    .19       .21       .23      .21       .23
Net gains (losses) (both realized and unrealized)                               .04       .20      (.23)    (.14)      .14
Total from investment operations                                                .23       .41        --      .07       .37
Less distributions:
Dividends from net investment income                                           (.19)     (.21)     (.23)    (.21)     (.23)
Net asset value, end of period                                                $5.16     $5.12     $4.92    $5.15     $5.29

Ratios/supplemental data
Net assets, end of period (in millions)                                         $18       $16       $13      $14       $10
Ratio of expenses to average daily net assets(c)                              1.65%     1.66%     1.63%    1.57%     1.55%
Ratio of net investment income (loss) to average daily net assets             3.60%     4.14%     4.54%    4.20%     4.47%
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%       8%       10%
Total return(e)                                                               4.48%     8.47%      .01%    1.28%     7.35%

See accompanying notes to financial highlights.

---------------------------------------------------------------------------
31p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP New York Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.11     $4.92     $4.91
Income from investment operations:
Net investment income (loss)                                                    .19       .21        --
Net gains (losses) (both realized and unrealized)                               .05       .19       .01
Total from investment operations                                                .24       .40       .01
Less distributions:
Dividends from net investment income                                           (.19)     (.21)       --
Net asset value, end of period                                                $5.16     $5.11     $4.92

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1       $--       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.66%     1.63%(d)
Ratio of net investment income (loss) to average daily net assets             3.69%     4.09%     4.54%(d)
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%
Total return(e)                                                               4.68%     8.26%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

---------------------------------------------------------------------------
32p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Ohio Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.13     $5.36    $5.50     $5.38
Income from investment operations:
Net investment income (loss)                                                    .22       .27       .27      .27       .29
Net gains (losses) (both realized and unrealized)                               .08       .14      (.23)    (.14)      .12
Total from investment operations                                                .30       .41       .04      .13       .41
Less distributions:
Dividends from net investment income                                           (.22)     (.27)     (.27)    (.27)     (.29)
Net asset value, end of period                                                $5.35     $5.27     $5.13    $5.36     $5.50

Ratios/supplemental data
Net assets, end of period (in millions)                                         $69       $67       $60      $69       $67
Ratio of expenses to average daily net assets(c)                               .91%      .93%      .88%     .88%      .83%
Ratio of net investment income (loss) to average daily net assets             4.22%     4.98%     5.31%    5.02%     5.22%
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%       5%       10%
Total return(e)                                                               5.87%     7.95%      .91%    2.50%     7.79%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.13     $5.36    $5.50     $5.38
Income from investment operations:
Net investment income (loss)                                                    .18       .23       .23      .23       .24
Net gains (losses) (both realized and unrealized)                               .07       .14      (.23)    (.14)      .13
Total from investment operations                                                .25       .37        --      .09       .37
Less distributions:
Dividends from net investment income                                           (.18)     (.23)     (.23)    (.23)     (.25)
Net asset value, end of period                                                $5.34     $5.27     $5.13    $5.36     $5.50

Ratios/supplemental data
Net assets, end of period (in millions)                                         $12        $8        $7       $8        $5
Ratio of expenses to average daily net assets(c)                              1.66%     1.68%     1.64%    1.63%     1.59%
Ratio of net investment income (loss) to average daily net assets             3.46%     4.23%     4.55%    4.27%     4.47%
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%       5%       10%
Total return(e)                                                               4.89%     7.15%      .14%    1.75%     6.98%

See accompanying notes to financial highlights.

---------------------------------------------------------------------------
33p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

AXP Special Tax-Exempt Series Trust
    AXP Ohio Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.28     $5.13     $5.12
Income from investment operations:
Net investment income (loss)                                                    .18       .22        --
Net gains (losses) (both realized and unrealized)                               .07       .15       .01
Total from investment operations                                                .25       .37       .01
Less distributions:
Dividends from net investment income                                           (.18)     (.22)       --
Net asset value, end of period                                                $5.35     $5.28     $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1        $1       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.68%     1.64%(d)
Ratio of net investment income (loss) to average daily net assets             3.45%     4.26%     4.55%(d)
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%
Total return(e)                                                               4.89%     7.27%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


---------------------------------------------------------------------------
34p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

Appendix

Tax-exempt income vs. taxable income
2002 California Tax-Exempt and Taxable Equivalent Yield Calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 37.33%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**         $      0      $137,300        $206,000
                             to            to             to            Over
                         $137,300(1)   $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$      0   - $ 11,496      10.90%
  11,496   -   12,000      11.80
  12,000   -   27,250      16.70
  27,250   -   43,006      18.40
  43,006   -   46,700      20.10
  46,700   -   59,700      31.38
  59,700   -   75,450      32.84
  75,450   -  112,850      33.79         34.52%
 112,850   -  171,950      36.51         37.33          38.63%
 171,950   -  307,050      41.05         42.00          43.52          42.00%
 307,050+                  44.31                        47.04***       45.36
--------------------------------------------------------------------------------

Taxable income**         $      0                      $137,300
                             to                           to            Over
                         $137,300(1)                   $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  5,748      10.90%
    5,748   -    6,000      11.80
    6,000   -   13,625      16.70
   13,625   -   21,503      18.40
   21,503   -   27,950      20.10
   27,950   -   29,850      31.38
   29,850   -   37,725      32.84
   37,725   -   67,700      33.79
   67,700   -  141,250      36.51                        37.98%
  141,250   -  307,050      41.05                        42.76          42.00%
  307,050+                  44.31                                       45.36
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the California state tax return.

The combined federal/California tax brackets are based on state tax rates and brackets in effect on Dec. 31, 2001. These rates may change if California tax rates change in 2002. In California, tax brackets are indexed for inflation. These figures do not reflect the 2002 inflation adjustment. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
35p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and California state taxable yield equivalents.

Using 37.33%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.38% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
10.90%            2.24     2.81     3.37    3.93     4.49     5.05     5.61     6.17    6.73
11.80%            2.27     2.83     3.40    3.97     4.54     5.10     5.67     6.24    6.80
16.70%            2.40     3.00     3.60    4.20     4.80     5.40     6.00     6.60    7.20
18.40%            2.45     3.06     3.68    4.29     4.90     5.51     6.13     6.74    7.35
20.10%            2.50     3.13     3.75    4.38     5.01     5.63     6.26     6.88    7.51
31.38%            2.91     3.64     4.37    5.10     5.83     6.56     7.29     8.02    8.74
32.84%            2.98     3.72     4.47    5.21     5.96     6.70     7.44     8.19    8.93
33.79%            3.02     3.78     4.53    5.29     6.04     6.80     7.55     8.31    9.06
34.52%            3.05     3.82     4.58    5.35     6.11     6.87     7.64     8.40    9.16
36.51%            3.15     3.94     4.73    5.51     6.30     7.09     7.88     8.66    9.45
37.33%            3.19     3.99     4.79    5.58     6.38     7.18     7.98     8.78    9.57
37.98%            3.22     4.03     4.84    5.64     6.45     7.26     8.06     8.87    9.67
38.63%            3.26     4.07     4.89    5.70     6.52     7.33     8.15     8.96    9.78
41.05%            3.39     4.24     5.09    5.94     6.79     7.63     8.48     9.33   10.18
42.00%            3.45     4.31     5.17    6.03     6.90     7.76     8.62     9.48   10.34
42.76%            3.49     4.37     5.24    6.11     6.99     7.86     8.74     9.61   10.48
43.52%            3.54     4.43     5.31    6.20     7.08     7.97     8.85     9.74   10.62
44.31%            3.59     4.49     5.39    6.28     7.18     8.08     8.98     9.88   10.77
45.36%            3.66     4.58     5.49    6.41     7.32     8.24     9.15    10.07   10.98
47.04%            3.78     4.72     5.66    6.61     7.55     8.50     9.44    10.39   11.33
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
36p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 Massachusetts Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 34.56%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**         $      0      $137,300        $206,000
                             to            to             to            Over
                         $137,300(1)   $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $ 12,000      14.77%
   12,000   -   46,700      19.51
   46,700   -  112,850      30.87         31.64%
  112,850   -  171,950      33.71         34.56          35.93%
  171,950   -  307,050      38.45         39.44          41.03          39.44%
  307,050   +               41.85                        44.71***       42.95
--------------------------------------------------------------------------------

Taxable income**         $      0                      $137,300
                             to                           to            Over
                         $137,300(1)                   $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  6,000      14.77%
    6,000   -   27,950      19.51
   27,950   -   67,700      30.87
   67,700   -  141,250      33.71                        35.24%
  141,250   -  307,050      38.45                        40.23          39.44%
  307,050   +               41.85                                       42.95
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Massachusetts state tax return.

The combined federal/Massachusetts tax brackets are based on state tax rates for Part A income in effect on Jan. 1, 2002. These rates may change if Massachusetts tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
37p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and Massachusetts state taxable yield equivalents.

Using 34.56%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.11% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
14.77%            2.35     2.93     3.52    4.11     4.69     5.28     5.87     6.45    7.04
19.51%            2.48     3.11     3.73    4.35     4.97     5.59     6.21     6.83    7.45
30.87%            2.89     3.62     4.34    5.06     5.79     6.51     7.23     7.96    8.68
31.64%            2.93     3.66     4.39    5.12     5.85     6.58     7.31     8.05    8.78
33.71%            3.02     3.77     4.53    5.28     6.03     6.79     7.54     8.30    9.05
34.56%            3.06     3.82     4.58    5.35     6.11     6.88     7.64     8.40    9.17
35.24%            3.09     3.86     4.63    5.40     6.18     6.95     7.72     8.49    9.26
35.93%            3.12     3.90     4.68    5.46     6.24     7.02     7.80     8.58    9.36
38.45%            3.25     4.06     4.87    5.69     6.50     7.31     8.12     8.94    9.75
39.44%            3.30     4.13     4.95    5.78     6.61     7.43     8.26     9.08    9.91
40.23%            3.35     4.18     5.02    5.86     6.69     7.53     8.37     9.20   10.04
41.03%            3.39     4.24     5.09    5.94     6.78     7.63     8.48     9.33   10.17
41.85%            3.44     4.30     5.16    6.02     6.88     7.74     8.60     9.46   10.32
42.95%            3.51     4.38     5.26    6.13     7.01     7.89     8.76     9.64   10.52
44.71%            3.62     4.52     5.43    6.33     7.23     8.14     9.04     9.95   10.85
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
38p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 Michigan Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 33.73%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**          $      0     $137,300        $206,000
                              to           to             to            Over
                          $137,300(1)  $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $ 12,000       13.69%
   12,000   -   46,700       18.49
   46,700   -  112,850       29.99        30.77%
  112,850   -  171,950       32.87        33.73          35.11%
  171,950   -  307,050       37.67        38.67          40.28          38.67%
  307,050+                   41.12                       44.00***       42.23
--------------------------------------------------------------------------------

Taxable income**          $      0                     $137,300
                              to                          to            Over
                          $137,300(1)                  $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  6,000       13.69%
    6,000   -   27,950       18.49
   27,950   -   67,700       29.99
   67,700   -  141,250       32.87                       34.42%
  141,250   -  307,050       37.67                       39.48          38.67%
  307,050+                   41.12                                      42.23
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Michigan state tax return.

The combined federal/Michigan tax brackets are based on state tax rates in effect on Jan. 1, 2002. These rates may change if Michigan tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
39p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and Michigan state taxable yield equivalents.

Using 33.73%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.04% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
13.69%            2.32     2.90     3.48    4.06     4.63     5.21     5.79     6.37    6.95
18.49%            2.45     3.07     3.68    4.29     4.91     5.52     6.13     6.75    7.36
29.99%            2.86     3.57     4.29    5.00     5.71     6.43     7.14     7.86    8.57
30.77%            2.89     3.61     4.33    5.06     5.78     6.50     7.22     7.94    8.67
32.87%            2.98     3.72     4.47    5.21     5.96     6.70     7.45     8.19    8.94
33.73%            3.02     3.77     4.53    5.28     6.04     6.79     7.54     8.30    9.05
34.42%            3.05     3.81     4.57    5.34     6.10     6.86     7.62     8.39    9.15
35.11%            3.08     3.85     4.62    5.39     6.16     6.93     7.71     8.48    9.25
37.67%            3.21     4.01     4.81    5.62     6.42     7.22     8.02     8.82    9.63
38.67%            3.26     4.08     4.89    5.71     6.52     7.34     8.15     8.97    9.78
39.48%            3.30     4.13     4.96    5.78     6.61     7.44     8.26     9.09    9.91
40.28%            3.35     4.19     5.02    5.86     6.70     7.54     8.37     9.21   10.05
41.12%            3.40     4.25     5.10    5.94     6.79     7.64     8.49     9.34   10.19
42.23%            3.46     4.33     5.19    6.06     6.92     7.79     8.66     9.52   10.39
44.00%            3.57     4.46     5.36    6.25     7.14     8.04     8.93     9.82   10.71
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
40p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 Minnesota Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 36.32%. This is the rate you'll use in Step 2.

                                        Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**         $      0      $137,300        $206,000
                             to            to             to            Over
                         $137,300(1)   $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $ 12,000      14.82%
   12,000   -   27,350      19.55
   27,350   -   46,700      20.99
   46,700   -  108,660      32.15         32.90%
  108,660   -  112,850      32.73         33.48
  112,850   -  171,950      35.50         36.32          37.65%
  171,950   -  307,050      40.10         41.07          42.62          41.07%
  307,050+                  43.42                        46.19***       44.49
--------------------------------------------------------------------------------

Taxable income**         $      0                      $137,300
                             to                           to            Over
                         $137,300(1)                   $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  6,000      14.82%
    6,000   -   18,710      19.55
   18,710   -   27,950      20.99
   27,950   -   61,460      32.15
   61,460   -   67,700      32.73
   67,700   -  141,250      35.50                        36.99%
  141,250   -  307,050      40.10                        41.84          41.07%
  307,050+                  43.42                                       44.49
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Minnesota state tax return.

The combined federal/Minnesota tax brackets are based on state tax rates and brackets in effect on Jan. 1, 2002. These rates may change if Minnesota tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
41p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and Minnesota state taxable yield equivalents.

Using 36.32%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.28% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
14.82%            2.35     2.93     3.52    4.11     4.70     5.28     5.87     6.46    7.04
19.55%            2.49     3.11     3.73    4.35     4.97     5.59     6.22     6.84    7.46
20.99%            2.53     3.16     3.80    4.43     5.06     5.70     6.33     6.96    7.59
32.15%            2.95     3.68     4.42    5.16     5.90     6.63     7.37     8.11    8.84
32.73%            2.97     3.72     4.46    5.20     5.95     6.69     7.43     8.18    8.92
32.90%            2.98     3.73     4.47    5.22     5.96     6.71     7.45     8.20    8.94
33.48%            3.01     3.76     4.51    5.26     6.01     6.76     7.52     8.27    9.02
35.50%            3.10     3.88     4.65    5.43     6.20     6.98     7.75     8.53    9.30
36.32%            3.14     3.93     4.71    5.50     6.28     7.07     7.85     8.64    9.42
36.99%            3.17     3.97     4.76    5.55     6.35     7.14     7.94     8.73    9.52
37.65%            3.21     4.01     4.81    5.61     6.42     7.22     8.02     8.82    9.62
40.10%            3.34     4.17     5.01    5.84     6.68     7.51     8.35     9.18   10.02
41.07%            3.39     4.24     5.09    5.94     6.79     7.64     8.48     9.33   10.18
41.84%            3.44     4.30     5.16    6.02     6.88     7.74     8.60     9.46   10.32
42.62%            3.49     4.36     5.23    6.10     6.97     7.84     8.71     9.59   10.46
43.42%            3.53     4.42     5.30    6.19     7.07     7.95     8.84     9.72   10.60
44.49%            3.60     4.50     5.40    6.31     7.21     8.11     9.01     9.91   10.81
46.19%            3.72     4.65     5.58    6.50     7.43     8.36     9.29    10.22   11.15
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
42p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 New York State Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 35.63%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**          $      0     $137,300        $206,000
                              to           to             to            Over
                          $137,300(1)  $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $ 12,000       13.60%
   12,000   -   16,000       18.40
   16,000   -   22,000       18.83
   22,000   -   26,000       19.46
   26,000   -   40,000       20.02
   40,000   -   46,700       20.82
   46,700   -  112,850       32.00        32.76%
  112,850   -  171,950       34.80        35.63          36.97%
  171,950   -  307,050       39.45        40.43          42.00          40.43%
  307,050+                   42.81                       45.61***       43.88
--------------------------------------------------------------------------------

Taxable income**          $      0                     $137,300
                              to                          to            Over
                          $137,300(1)                  $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  6,000       13.60%
    6,000   -    8,000       18.40
    8,000   -   11,000       18.83
   11,000   -   13,000       19.46
   13,000   -   20,000       20.02
   20,000   -   27,950       20.82
   27,950   -   67,700       32.00
   67,700   -  141,250       34.80                       36.30%
  141,250   -  307,050       39.45                       41.21          40.43%
  307,050+                   42.81                                      43.88
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the New York state tax return. The state Tax Table Benefit Recapture is not included in the New York Tables.

The combined federal/New York state tax brackets are based on state tax rates and brackets in effect on Jan. 1, 2002. These rates may change if New York state tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
43p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and New York state taxable yield equivalents.

Using 35.63%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.21% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
13.60%            2.31     2.89     3.47    4.05     4.63     5.21     5.79     6.37    6.94
18.40%            2.45     3.06     3.68    4.29     4.90     5.51     6.13     6.74    7.35
18.83%            2.46     3.08     3.70    4.31     4.93     5.54     6.16     6.78    7.39
19.46%            2.48     3.10     3.72    4.35     4.97     5.59     6.21     6.83    7.45
20.02%            2.50     3.13     3.75    4.38     5.00     5.63     6.25     6.88    7.50
20.82%            2.53     3.16     3.79    4.42     5.05     5.68     6.31     6.95    7.58
32.00%            2.94     3.68     4.41    5.15     5.88     6.62     7.35     8.09    8.82
32.76%            2.97     3.72     4.46    5.21     5.95     6.69     7.44     8.18    8.92
34.80%            3.07     3.83     4.60    5.37     6.13     6.90     7.67     8.44    9.20
35.63%            3.11     3.88     4.66    5.44     6.21     6.99     7.77     8.54    9.32
36.30%            3.14     3.92     4.71    5.49     6.28     7.06     7.85     8.63    9.42
36.97%            3.17     3.97     4.76    5.55     6.35     7.14     7.93     8.73    9.52
39.45%            3.30     4.13     4.95    5.78     6.61     7.43     8.26     9.08    9.91
40.43%            3.36     4.20     5.04    5.88     6.71     7.55     8.39     9.23   10.07
41.21%            3.40     4.25     5.10    5.95     6.80     7.65     8.50     9.36   10.21
42.00%            3.45     4.31     5.17    6.03     6.90     7.76     8.62     9.48   10.34
42.81%            3.50     4.37     5.25    6.12     6.99     7.87     8.74     9.62   10.49
43.88%            3.56     4.45     5.35    6.24     7.13     8.02     8.91     9.80   10.69
45.61%            3.68     4.60     5.52    6.44     7.35     8.27     9.19    10.11   11.03
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
44p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 New York State and New York City Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 38.15%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**         $      0      $137,300        $206,000
                             to            to             to            Over
                         $137,300(1)   $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $ 12,000      16.22%
   12,000   -   16,000      20.87
   16,000   -   21,600      21.30
   21,600   -   22,000      21.83
   22,000   -   26,000      22.47
   26,000   -   40,000      23.02
   40,000   -   45,000      23.83
   45,000   -   46,700      23.87
   46,700   -   90,000      34.62         35.35%
   90,000   -  112,850      34.66         35.39
  112,850   -  171,950      37.35         38.15          39.44%
  171,950   -  307,050      41.82         42.76          44.27          42.76%
  307,050+                  45.05                        47.74***       46.08
--------------------------------------------------------------------------------

Taxable income**         $      0                      $137,300
                             to                           to            Over
                         $137,300(1)                   $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  6,000      16.22%
    6,000   -    8,000      20.87
    8,000   -   11,000      21.30
   11,000   -   12,000      21.93
   12,000   -   13,000      22.47
   13,000   -   20,000      23.02
   20,000   -   25,000      23.83
   25,000   -   27,950      23.87
   27,950   -   50,000      34.62
   50,000   -   67,700      34.66
   67,700   -  141,250      37.35                        38.80%
  141,250   -  307,050      41.82                        43.52          42.76%
  307,050+                  45.05                                       46.08
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before takinitemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the New York state tax return. The State Tax Table Benefit Recapture is not included in the New York Tables.

The combined federal/New York state and city tax brackets are based on state and blended city tax rates and brackets in effect on Jan. 1, 2002.

These rates may change if New York state or city tax rates change in 2002. If state or city tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
45p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and New York State and New York City taxable yield equivalents.

Using 38.15%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.47% yield.

                                         For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
16.22%            2.39     2.98     3.58    4.18     4.77     5.37     5.97     6.56    7.16
20.87%            2.53     3.16     3.79    4.42     5.05     5.69     6.32     6.95    7.58
21.30%            2.54     3.18     3.81    4.45     5.08     5.72     6.35     6.99    7.62
21.83%            2.56     3.20     3.84    4.48     5.12     5.76     6.40     7.04    7.68
21.93%            2.56     3.20     3.84    4.48     5.12     5.76     6.40     7.04    7.69
22.47%            2.58     3.22     3.87    4.51     5.16     5.80     6.45     7.09    7.74
23.02%            2.60     3.25     3.90    4.55     5.20     5.85     6.50     7.14    7.79
23.83%            2.63     3.28     3.94    4.59     5.25     5.91     6.56     7.22    7.88
23.87%            2.63     3.28     3.94    4.60     5.25     5.91     6.57     7.22    7.88
34.62%            3.06     3.82     4.59    5.35     6.12     6.88     7.65     8.41    9.18
34.66%            3.06     3.83     4.59    5.36     6.12     6.89     7.65     8.42    9.18
35.35%            3.09     3.87     4.64    5.41     6.19     6.96     7.73     8.51    9.28
35.39%            3.10     3.87     4.64    5.42     6.19     6.96     7.74     8.51    9.29
37.35%            3.19     3.99     4.79    5.59     6.38     7.18     7.98     8.78    9.58
38.15%            3.23     4.04     4.85    5.66     6.47     7.28     8.08     8.89    9.70
38.80%            3.27     4.08     4.90    5.72     6.54     7.35     8.17     8.99    9.80
39.44%            3.30     4.13     4.95    5.78     6.61     7.43     8.26     9.08    9.91
41.82%            3.44     4.30     5.16    6.02     6.88     7.73     8.59     9.45   10.31
42.76%            3.49     4.37     5.24    6.11     6.99     7.86     8.74     9.61   10.48
43.52%            3.54     4.43     5.31    6.20     7.08     7.97     8.85     9.74   10.62
44.27%            3.59     4.49     5.38    6.28     7.18     8.07     8.97     9.87   10.77
45.05%            3.64     4.55     5.46    6.37     7.28     8.19     9.10    10.01   10.92
46.08%            3.71     4.64     5.56    6.49     7.42     8.35     9.27    10.20   11.13
47.74%            3.83     4.78     5.74    6.70     7.65     8.61     9.57    10.52   11.48
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
46p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

2002 Ohio Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 35.67%. This is the rate you'll use in Step 2.

                                         Adjusted gross income*
--------------------------------------------------------------------------------
Taxable income**         $      0      $137,300        $206,000
                             to            to             to            Over
                         $137,300(1)   $206,000(2)     $328,500(3)   $328,500(2)
--------------------------------------------------------------------------------
Married Filing Jointly
$       0   - $  5,000      10.67%
    5,000   -   10,000      11.34
   10,000   -   12,000      12.67
   12,000   -   15,000      17.53
   15,000   -   20,000      18.16
   20,000   -   40,000      18.79
   40,000   -   46,700      19.42
   46,700   -   80,000      30.80         31.56%
   80,000   -  100,000      31.34         32.10
  100,000   -  112,850      32.04         32.79
  112,850   -  171,950      34.83         35.67          37.01%
  171,950   -  200,000      39.49         40.46          42.03
  200,000   -  307,050      39.88                        42.40          40.85%
  307,050+                  43.21                        45.99***       44.28
--------------------------------------------------------------------------------

Taxable income**         $      0                      $137,300
                             to                           to            Over
                         $137,300(1)                   $259,800(3)   $259,800(2)
--------------------------------------------------------------------------------
Single
$       0   - $  5,000      10.67%
    5,000   -    6,000      11.34
    6,000   -   10,000      16.26
   10,000   -   15,000      17.53
   15,000   -   20,000      18.16
   20,000   -   27,950      18.79
   27,950   -   40,000      30.25
   40,000   -   67,700      30.80
   67,700   -   80,000      33.64
   80,000   -  100,000      34.16                        35.68%
  100,000   -  141,250      34.83                        36.34
  141,250   -  200,000      39.49                        41.24          40.46%
  200,000   -  307,050      39.88                        41.62          40.85
  307,050+                  43.21                                       44.28
--------------------------------------------------------------------------------

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Ohio state tax return.

The combined federal/Ohio tax brackets are based on state tax rates and brackets in effect on Dec. 31, 2001. These rates may change if Ohio tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state joint filing credit.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


---------------------------------------------------------------------------
47p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

STEP 2: Determining your combined federal and Ohio state taxable yield equivalents.

Using 35.67%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.22% yield.

                                          For these Tax-Exempt Rates:
---------------------------------------------------------------------------------------------
                  2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
---------------------------------------------------------------------------------------------
Marginal
Tax Rates         Equal the Taxable Rates shown below:
10.67%            2.24     2.80     3.36    3.92     4.48     5.04     5.60     6.16    6.72
11.34%            2.26     2.82     3.38    3.95     4.51     5.08     5.64     6.20    6.77
12.67%            2.29     2.86     3.44    4.01     4.58     5.15     5.73     6.30    6.87
16.26%            2.39     2.99     3.58    4.18     4.78     5.37     5.97     6.57    7.17
17.53%            2.43     3.03     3.64    4.24     4.85     5.46     6.06     6.67    7.28
18.16%            2.44     3.05     3.67    4.28     4.89     5.50     6.11     6.72    7.33
18.79%            2.46     3.08     3.69    4.31     4.93     5.54     6.16     6.77    7.39
19.42%            2.48     3.10     3.72    4.34     4.96     5.58     6.21     6.83    7.45
30.25%            2.87     3.58     4.30    5.02     5.73     6.45     7.17     7.89    8.60
30.80%            2.89     3.61     4.34    5.06     5.78     6.50     7.23     7.95    8.67
31.34%            2.91     3.64     4.37    5.10     5.83     6.55     7.28     8.01    8.74
31.56%            2.92     3.65     4.38    5.11     5.84     6.58     7.31     8.04    8.77
32.04%            2.94     3.68     4.41    5.15     5.89     6.62     7.36     8.09    8.83
32.10%            2.95     3.68     4.42    5.15     5.89     6.63     7.36     8.10    8.84
32.79%            2.98     3.72     4.46    5.21     5.95     6.70     7.44     8.18    8.93
33.64%            3.01     3.77     4.52    5.27     6.03     6.78     7.53     8.29    9.04
34.16%            3.04     3.80     4.56    5.32     6.08     6.83     7.59     8.35    9.11
34.83%            3.07     3.84     4.60    5.37     6.14     6.91     7.67     8.44    9.21
35.67%            3.11     3.89     4.66    5.44     6.22     7.00     7.77     8.55    9.33
35.68%            3.11     3.89     4.66    5.44     6.22     7.00     7.77     8.55    9.33
36.34%            3.14     3.93     4.71    5.50     6.28     7.07     7.85     8.64    9.43
37.01%            3.18     3.97     4.76    5.56     6.35     7.14     7.94     8.73    9.53
39.49%            3.31     4.13     4.96    5.78     6.61     7.44     8.26     9.09    9.92
39.88%            3.33     4.16     4.99    5.82     6.65     7.49     8.32     9.15    9.98
40.46%            3.36     4.20     5.04    5.88     6.72     7.56     8.40     9.24   10.08
40.85%            3.38     4.23     5.07    5.92     6.76     7.61     8.45     9.30   10.14
41.24%            3.40     4.25     5.11    5.96     6.81     7.66     8.51     9.36   10.21
41.62%            3.43     4.28     5.14    6.00     6.85     7.71     8.56     9.42   10.28
42.03%            3.45     4.31     5.18    6.04     6.90     7.76     8.63     9.49   10.35
42.40%            3.47     4.34     5.21    6.08     6.94     7.81     8.68     9.55   10.42
43.21%            3.52     4.40     5.28    6.16     7.04     7.92     8.80     9.68   10.57
44.28%            3.59     4.49     5.38    6.28     7.18     8.08     8.97     9.87   10.77
45.99%            3.70     4.63     5.55    6.48     7.41     8.33     9.26    10.18   11.11
---------------------------------------------------------------------------------------------



---------------------------------------------------------------------------
48p    AXP STATE TAX-EXEMPT FUNDS --  PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919  TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #
     AXP California Tax-Exempt Fund      811-4646
     AXP Massachusetts Tax-Exempt Fund   811-4647
     AXP Michigan Tax-Exempt Fund        811-4647
     AXP Minnesota Tax-Exempt Fund       811-4647
     AXP New York Tax-Exempt Fund        811-4647
     AXP Ohio Tax-Exempt Fund            811-4647

Ticker Symbol
AXP California Tax-Exempt Fund     Class A: ICALX   Class B: ACABX  Class C: N/A
AXP Massachusetts Tax-Exempt Fund  Class A: IDMAX   Class B: N/A    Class C: N/A
AXP Michigan Tax-Exempt Fund       Class A: INMIX   Class B: N/A    Class C: N/A
AXP Minnesota Tax-Exempt Fund      Class A: IMNTX   Class B: IDSMX  Class C: N/A
AXP New York Tax-Exempt Fund       Class A: INYKX   Class B: N/A    Class C: N/A
AXP Ohio Tax-Exempt Fund           Class A: IOHIX   Class B: N/A    Class C: N/A

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6328-99 W (8/02)

                                                                  AXP(R) Insured
                                                                      Tax-Exempt
                                                                            Fund

                                                                      PROSPECTUS

                                                                   AUG. 29, 2002


American
  Express(R)
 Funds

(icon of) lock

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

Please note that this Fund:

o   is not a bank deposit
o   is not federally insured
o   is not endorsed by any bank or government agency
o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                        3p

Goal                                                            3p

Principal Investment Strategies                                 3p

Principal Risks                                                 4p

Past Performance                                                4p

Fees and Expenses                                               7p


Investment Manager                                              8p

Other Securities and
   Investment Strategies                                        8p


Buying and Selling Shares                                       9p

Valuing Fund Shares                                             9p

Investment Options                                              9p

Purchasing Shares                                              11p

Transactions Through American Express
   Brokerage or Third Parties                                  13p

Sales Charges                                                  13p

Exchanging/Selling Shares                                      16p


Distributions and Taxes                                        20p


Financial Highlights                                           22p


Appendix                                                       25p


--------------------------------------------------------------------------------
2p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

The Fund

GOAL
AXP Insured Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government. If annual premiums are paid for a mutual fund insurance policy from the Fund's assets, this will reduce the Fund's current yield. The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. The Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation.


Although the Fund invests in securities that are privately insured, the Fund's shares are not insured or guaranteed in any respect.

The selection of debt obligations that are tax-exempt is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.
o Identifying obligations in states or sectors which, due to supply and demand, are offering higher yields than comparable instruments.
o    Identifying obligations that:

     --   are investment-grade,
     --   are lower quality provided that they are insured,
     -- have coupons and/or maturities that are consistent with AEFC's interest rate outlook, and
     -- are expected to outperform other securities on a risk-adjusted basis (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     --   the security is overvalued relative to alternative investments,
     -- the issuer's credit rating declines or AEFC expects a decline (the Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
     -- political, economic, or other events could affect the issuer's performance,
     --   AEFC expects the issuer to call the security, and

     --   AEFC identifies a more attractive opportunity.


During weak or declining markets, the Fund may invest more of its assets in money market securities or certain taxable investments. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


--------------------------------------------------------------------------------
3p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

PRINCIPAL RISKS
Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk
    Interest Rate Risk
    Legal/Legislative Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.
--------------------------------------------------------------------------------
4p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Class A Performance (based on calendar years)
(bar chart)

+8.95  +13.58%  -6.08%  +16.71%  +2.26%  +7.70%  +5.54%  -3.98% +12.54% +3.66%
 1992   1993     1994    1995     1996    1997    1998    1999   2000    2001


During the period shown in the bar chart, the highest return for a calendar quarter was +7.56% (quarter ending March 1995) and the lowest return for a calendar quarter was -6.10% (quarter ending March 1994).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's Class A year to date return as of June 30, 2002 was +3.35%.

Average Annual Total Returns (as of Dec. 31, 2001)
                                                                                  Since           Since
                                                  1 year   5 years  10 years   inception (B&Y)  inception (C)
Insured Tax-Exempt:
    Class A
       Return before taxes                        -1.25%    +3.93%    +5.34%         N/A            N/A
       Return after taxes on distributions        -1.25%    +3.92%    +5.32%         N/A            N/A
       Return after taxes on distributions
       and sale of fund shares                    +0.95%    +4.12%    +5.33%         N/A            N/A
    Class B
       Return before taxes                        -1.08%    +4.00%      N/A        +4.55%(a)        N/A
    Class C
       Return before taxes                        +2.90%      N/A       N/A          N/A          +6.73%(c)
    Class Y
       Return before taxes                        +4.07%    +5.13%      N/A        +5.49%(a)        N/A
Lehman Brothers Municipal Bond Index              +5.13%    +5.98%    +6.63%       +6.52%(b)      +8.09%(d)
Lipper Insured Municipal Debt Funds Index         +4.10%    +5.13%    +5.93%       +5.63%(b)      +7.57%(d)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.


(c) Inception date was June 26, 2000.
(d) Measurement period started July 1, 2000.


--------------------------------------------------------------------------------
5p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns
After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rate (currently 39.1%) and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) results in a higher return.


For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,
o   no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

The Lipper Insured Municipal Debt Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
6p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                   Class A   Class B   Class C  Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                4.75%(b)    none     none      none
Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)             none        5%      1%(c)     none

Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:     Class A    Class B     Class C     Class Y

Management fees                                   0.45%      0.45%       0.45%       0.45%
Distribution (12b-1) fees                         0.25%      1.00%       1.00%       0.00%
Other expenses(d)                                 0.12%      0.13%       0.13%       0.22%
Total                                             0.82%      1.58%       1.58%       0.67%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.
(d) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:

                          1 year     3 years     5 years    10 years

Class A(a)                 $555       $725        $909      $1,444
Class B(b)                 $561       $799        $961      $1,678(d)
Class B(c)                 $161       $499        $861      $1,678(d)
Class C                    $161       $499        $861      $1,883
Class Y                    $ 68       $215        $374      $  838


(a) Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.
--------------------------------------------------------------------------------
7p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

INVESTMENT MANAGER

Terry Seierstad became portfolio manager in January of 2002. He joined AEFC in 1982 and also serves as portfolio manager of AXP Massachusetts Tax-Exempt Fund, AXP Ohio Tax-Exempt Fund and AXP Tax-Exempt Bond Fund. He also manages the investments for IDS Property Casualty Company.

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

On July 16, 2002, the Fund received an order from the Securities and Exchange Commission to permit AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund will be able to add or change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Fund may invest, and investment strategies that the Fund may employ, but are not principal investment strategies. The Fund may invest in other instruments, such as money market securities and other short-term tax-exempt securities, and derivatives (such as futures, options and forward contracts).

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


--------------------------------------------------------------------------------
8p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

--------------------------------------------------------------------------------
9p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Investment options summary

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A          Class B        Class C         Class Y
--------------- ---------------- -------------- --------------- ----------------
Availability    Available to     Available to   Available to    Limited to
                all investors.   all            all investors.  qualifying
                                 investors.                     institutional
                                                                investors.
--------------- ---------------- -------------- --------------- ----------------
Initial Sales   Yes. Payable     No. Entire     No. Entire      No. Entire
Charge          at time of       purchase       purchase        purchase price
                purchase.        price is       price is        is invested in
                Lower sales      invested in    invested in     shares of the
                charge for       shares of      shares of the   Fund.
                larger           the Fund.      Fund.
                investments.
--------------- ---------------- -------------- --------------- ----------------
Deferred Sales  On purchases     Maximum 5%     1% CDSC         None.
Charge          over $500,000,   CDSC during    applies if
                1% CDSC          the first      you sell your
                applies if you   year           shares less
                sell your        decreasing     than one year
                shares less      to 0% after    after
                than one year    six years.     purchase.
                after purchase.
--------------- ---------------- -------------- --------------- ----------------
Distribution    Yes.* 0.25%      Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ---------------- -------------- --------------- ----------------
Conversion to   N/A              Yes,           No.             No.
Class A                          automatically
                                 in ninth
                                 calendar
                                 year of
                                 ownership.
--------------- ---------------- -------------- --------------- ----------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

--------------------------------------------------------------------------------
10p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

PURCHASING SHARES
To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).

If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 30% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------


For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/).


--------------------------------------------------------------------------------
11p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Three ways to invest


1 By mail


Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.


2 By scheduled investment plan


Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o   automatic payroll deduction,
o   bank authorization,
o   direct deposit of Social Security check, or
o   other plan approved by the Fund.

Minimum amounts
Initial investment:        $100
Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with
                           monthly payments)

If your account balance is below $2,000, you must make payments at least monthly.


3 By wire or electronic funds transfer


If you have an established account, you may wire money to:

Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019

Give these instructions:

Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.

If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000

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12p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES

You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES
Class A -- initial sales charge alternative
When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                 Sales charge as percentage of:
Total market value         Public offering price*    Net amount invested

Up to $49,999                       4.75%                   4.99%
$50,000-$99,999                     4.50                    4.71
$100,000-$249,999                   3.75                    3.90
$250,000-$499,999                   2.50                    2.56
$500,000-$999,999                   2.00**                  2.04**
$1,000,000 or more                  0.00                    0.00

 * Offering price includes the sales charge.

** The sales charge will be waived until Dec. 31, 2002.


The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o   your current investment in this Fund,
o   your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

--------------------------------------------------------------------------------
13p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Other Class A sales charge policies


o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and
o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares
Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2002, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

    -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
    -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

    Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

--------------------------------------------------------------------------------
14p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

o    purchases made:

     -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,
     -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
     --   within the University of Texas System ORP,
     -- within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,
     --   within the University of Massachusetts After-Tax Savings Program, or
     -- through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:     The CDSC percentage rate is:
First year                                       5%
Second year                                      4%
Third year                                       4%
Fourth year                                      3%
Fifth year                                       2%
Sixth year                                       1%
Seventh year                                     0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
15p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Example
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,
o    held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     --   at least 59 1/2 years old AND
     -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
     -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges
You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, AECSC and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgement has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


--------------------------------------------------------------------------------
16p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o    Once we receive your exchange request, you cannot cancel it.
o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

Selling Shares

You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.

Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)

--------------------------------------------------------------------------------
17p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Two ways to request an exchange or sale of shares


1 By letter


Include in your letter:

o   the name of the fund(s),
o   the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o   your Social Security number or Employer Identification number,
o   the dollar amount or number of shares you want to exchange or sell,

o signature(s) of registered account owner(s), (All signatures may be required. Contact AECSC for more information.)

o   for sales, indicate how you want your money delivered to you, and
o   any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


2 By telephone


American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
18p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Four ways to receive payment when you sell shares

1 By regular or express mail


o    Mailed to the address on record.
o    Payable to names listed on the account.
o The express mail delivery charges you pay will vary depending on the courier you select.


2 By electronic funds transfer (EFT or ACH)

o    Minimum redemption: $100.
o    Funds are deposited electronically into your bank account.
o    No charge.
o Bank account must be in the same ownership as the American Express mutual fund account.
o    Allow two to five business days from request to deposit.
o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

3 By wire

o    Minimum redemption: $1,000.
o    Funds are wired electronically into your bank account.
o    Applicable wire charges will vary depending on service provided.
o Bank account must be in the same ownership as the American Express mutual fund account.
o    Allow one to two business days from request to deposit for domestic wires.
o    Pre-authorization  required.  For  instructions,   contact  your  financial
     advisor or AECSC.

4 By scheduled payout plan


o    Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

--------------------------------------------------------------------------------
19p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

--------------------------------------------------------------------------------
20p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

TAXES
Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.



--------------------------------------------------------------------------------
21p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Financial Highlights


Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.48     $5.28    $5.44    $5.63        $5.51
Income from investment operations:
Net investment income (loss)                                     .23       .27      .27      .27          .28
Net gains (losses) (both realized and unrealized)                .06       .20     (.16)    (.18)         .13
Total from investment operations                                 .29       .47      .11      .09          .41
Less distributions:
Dividends from net investment income                            (.23)     (.27)    (.27)    (.27)        (.29)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.23)     (.27)    (.27)    (.28)        (.29)
Net asset value, end of period                                 $5.54     $5.48    $5.28    $5.44        $5.63

Ratios/supplemental data
Net assets, end of period (in millions)                         $397      $387     $371     $439         $455
Ratio of expenses to average daily net assets(c)                .82%      .82%     .82%     .75%         .73%
Ratio of net investment income (loss)
   to average daily net assets                                 4.18%     4.88%    5.16%    4.87%        5.09%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                5.37%     8.98%    2.13%    1.74%        7.60%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.48     $5.28    $5.44    $5.63        $5.51
Income from investment operations:
Net investment income (loss)                                     .19       .23      .23      .23          .24
Net gains (losses) (both realized and unrealized)                .06       .20     (.16)    (.18)         .13
Total from investment operations                                 .25       .43      .07      .05          .37
Less distributions:
Dividends from net investment income                            (.19)     (.23)    (.23)    (.23)        (.25)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.19)     (.23)    (.23)    (.24)        (.25)
Net asset value, end of period                                 $5.54     $5.48    $5.28    $5.44        $5.63

Ratios/supplemental data
Net assets, end of period (in millions)                          $65       $56      $51      $61          $44
Ratio of expenses to average daily net assets(c)               1.58%     1.58%    1.57%    1.51%        1.49%
Ratio of net investment income (loss)
   to average daily net assets                                 3.43%     4.13%    4.41%    4.13%        4.34%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                4.59%     8.17%    1.35%     .99%        6.80%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001    2000(b)
Net asset value, beginning of period                           $5.49     $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                     .19       .23       --
Net gains (losses) (both realized and unrealized)                .06       .21      .01
Total from investment operations                                 .25       .44      .01
Less distributions:
Dividends from net investment income                            (.19)     (.23)      --
Net asset value, end of period                                 $5.55     $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                           $6        $2      $--
Ratio of expenses to average daily net assets(c)               1.58%     1.58%    1.57%(d)
Ratio of net investment income (loss)
   to average daily net assets                                 3.44%     4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%
Total return(e)                                                4.59%     8.40%     .19%

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.47     $5.27    $5.44    $5.64        $5.52
Income from investment operations:
Net investment income (loss)                                     .24       .28      .28      .30          .29
Net gains (losses) (both realized and unrealized)                .06       .20     (.17)    (.19)         .13
Total from investment operations                                 .30       .48      .11      .11          .42
Less distributions:
Dividends from net investment income                            (.24)     (.28)    (.28)    (.30)        (.30)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.24)     (.28)    (.28)    (.31)        (.30)
Net asset value, end of period                                 $5.53     $5.47    $5.27    $5.44        $5.64

Ratios/supplemental data
Net assets, end of period (in millions)                          $--       $--      $--      $--          $--
Ratio of expenses to average daily net assets(c)                .67%      .67%     .67%     .60%         .48%
Ratio of net investment income (loss)
   to average daily net assets                                 4.39%     5.05%    5.33%    5.01%        5.30%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                5.60%     9.22%    2.30%    1.87%        7.73%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
23p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
23p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Appendix

2002 Federal tax-exempt and taxable equivalent yield calculation
These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $112,850-$171,950 range. Under Adjusted Gross Income, $175,000 is in the $137,300 to $206,000 column. The Taxable Income line and Adjusted Gross Income column meet at 30.90%. This is the rate you'll use in Step 2.

                                           Adjusted gross income*
Taxable income**             $0        $137,300      $206,000
                             to           to            to           Over
                         $137,300(1)  $206,000(2)   $328,500(3)   $328,500(2)
Married Filing Jointly
$      0  -  $ 12,000       10.00%
  12,000  -    46,700       15.00
  46,700  -   112,850       27.00       27.81%
 112,850  -   171,950       30.00       30.90         32.34%
 171,950  -   307,050       35.00       36.05         37.73         36.05%
 307,050  +                 38.60                     41.61***      39.76

                                   Adjusted gross income*
Taxable income**                $0        $137,300
to                              to          Over
                            $137,300(1)  $259,800(3)   $259,800(2)
Single
$      0  -  $  6,000         10.00%
   6,000  -    27,950         15.00
  27,950  -    67,700         27.00
  67,700  -   141,250         30.00       31.62%
 141,250  -   307,050         35.00       36.89         36.05%
 307,050  +                   38.60                     39.76

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
 ** Amount subject to federal income tax after itemized deductions (or standard deduction) and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $328,500 and your taxable income exceeds $307,050.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized Tax equivalency table.


--------------------------------------------------------------------------------
25p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

STEP 2: Determining your federal taxable yield equivalents
Using 30.90%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.79% yield.

                                       For these Tax-Exempt Rates:
                 2.00%    2.50%    3.00%   3.50%    4.00%    4.50%    5.00%    5.50%   6.00%
Marginal
Tax Rates        Equal the Taxable Rates shown below:
10.00%           2.22     2.78     3.33    3.89     4.44     5.00     5.56     6.11    6.67
15.00%           2.35     2.94     3.53    4.12     4.71     5.29     5.88     6.47    7.06
27.00%           2.74     3.42     4.11    4.79     5.48     6.16     6.85     7.53    8.22
27.81%           2.77     3.46     4.16    4.85     5.54     6.23     6.93     7.62    8.31
30.00%           2.86     3.57     4.29    5.00     5.71     6.43     7.14     7.86    8.57
30.90%           2.89     3.62     4.34    5.07     5.79     6.51     7.24     7.96    8.68
31.62%           2.92     3.66     4.39    5.12     5.85     6.58     7.31     8.04    8.77
32.34%           2.96     3.69     4.43    5.17     5.91     6.65     7.39     8.13    8.87
35.00%           3.08     3.85     4.62    5.38     6.15     6.92     7.69     8.46    9.23
36.05%           3.13     3.91     4.69    5.47     6.25     7.04     7.82     8.60    9.38
36.89%           3.17     3.96     4.75    5.55     6.34     7.13     7.92     8.71    9.51
37.73%           3.21     4.01     4.82    5.62     6.42     7.23     8.03     8.83    9.64
38.60%           3.26     4.07     4.89    5.70     6.51     7.33     8.14     8.96    9.77
39.76%           3.32     4.15     4.98    5.81     6.64     7.47     8.30     9.13    9.96
41.61%           3.43     4.28     5.14    5.99     6.85     7.71     8.56     9.42   10.28


--------------------------------------------------------------------------------
26p   AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4647

Ticker Symbol
Class A: IINSX    Class B: IINBX
Class C: N/A      Class Y: N/A
                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                              S-6327-99 X (8/02)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST

                       AXP(R) CALIFORNIA TAX-EXEMPT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        AXP(R) CALIFORNIA TAX-EXEMPT FUND

                      AXP(R) MASSACHUSETTS TAX-EXEMPT FUND

                         AXP(R) MICHIGAN TAX-EXEMPT FUND

                        AXP(R) MINNESOTA TAX-EXEMPT FUND

                         AXP(R) NEW YORK TAX-EXEMPT FUND

                           AXP(R) OHIO TAX-EXEMPT FUND

            (singularly and collectively, where the context requires,
                            referred to as the Fund)

             For state specific risk factors, please see Appendix B.


                                  Aug. 29, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Table of Contents

Mutual Fund Checklist                                              p. 3

Fundamental Investment Policies                                    p. 4

Investment Strategies and Types of Investments                     p. 5

Information Regarding Risks and Investment Strategies              p. 6

Security Transactions                                             p. 19


Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                         p. 20

Performance Information                                           p. 21

Valuing Fund Shares                                               p. 23

Investing in the Fund                                             p. 24

Selling Shares                                                    p. 25

Pay-out Plans                                                     p. 25

Capital Loss Carryover                                            p. 26

Taxes                                                             p. 26

Agreements                                                        p. 27

Organizational Information                                        p. 30

Board Members and Officers                                        p. 33

Principal Holders of Securities                                   p. 41

Independent Auditors                                              p. 41

Appendix A: Description of Ratings                                p. 42

Appendix B: State Risk Factors                                    p. 45

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Mutual Fund Checklist

|X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

|X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

|X|  A higher rate of return typically involves a higher risk of loss.

|X|  Past performance is not a reliable indicator of future performance.

|X|  ALL mutual funds have costs that lower investment return.

|X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

|X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular              Market price         Shares
investment            of a share         acquired
 $100                  $ 6.00               16.7
  100                    4.00               25.0
  100                    4.00               25.0
  100                    6.00               16.7
  100                    5.00               20.0
 $500                  $25.00              103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o    Lend Fund securities in excess of 30% of its net assets, at market value.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:     Allowable for the Fund?
Agency and Government Securities                            yes
Borrowing                                                   yes
Cash/Money Market Instruments                               yes
Collateralized Bond Obligations                             yes
Commercial Paper                                            yes
Common Stock                                                 no
Convertible Securities                                      yes
Corporate Bonds                                             yes
Debt Obligations                                            yes
Depositary Receipts                                          no
Derivative Instruments                                      yes
Foreign Currency Transactions                                no
Foreign Securities                                          yes
High-Yield (High-Risk) Securities (Junk Bonds)              yes
Illiquid and Restricted Securities                          yes
Indexed Securities                                          yes
Inverse Floaters                                            yes
Investment Companies                                         no
Lending of Portfolio Securities                             yes
Loan Participations                                         yes
Mortgage- and Asset-Backed Securities                       yes
Mortgage Dollar Rolls                                       yes
Municipal Obligations                                       yes
Preferred Stock                                             yes
Real Estate Investment Trusts                               yes
Repurchase Agreements                                       yes
Reverse Repurchase Agreements                               yes
Short Sales                                                  no
Sovereign Debt                                              yes
Structured Products                                         yes
Variable- or Floating-Rate Securities                       yes
Warrants                                                    yes
When-Issued Securities                                      yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities        yes

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


The following are guidelines that may be changed by the board at any time:


o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.
o At least 75% of the Fund's investments will be in investment-grade securities or in non-rated securities of equivalent investment quality in the judgment of the Fund's investment manager. The other 25% may be in securities rated Ba or B by Moody's or BB or B by S&P or the equivalent (commonly known as junk bonds).
o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.
o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o    No more than 10% of the Fund's net assets will be held in inverse floaters.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy or margin or sell short, except the Fund may enter into interest rate futures contracts.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.


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Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

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The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the


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writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.


Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.


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Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. The value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.


(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

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The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds,

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.


Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as .investment manager.


Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

June 30,           CA       MA          MI        MN       NY         OH

2002            $5,296     $  0       $  0     $4,973   $  302     $  190
2001             6,240        0          0      4,832      348        348
2000             4,658      812        880      2,376    1,796      1,000

No transactions were directed to brokers because of research services they provided to each Fund.

As of the end of the most recent fiscal year, each Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rates for the two most recent fiscal years were as follows:
                   CA       MA          MI        MN       NY         OH
2002               16%      53%         33%       36%      44%        33%
2001               11        4           4         4       13          3

Higher turnover rates may result in higher brokerage expenses.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:   P   =    a hypothetical initial payment of $1,000
         T   =    average annual total return
         n   =    number of years
         ERV =    ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                   ----------
                                        P

where:   P   =    a hypothetical initial payment of $1,000
         ERV =    ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD
The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                             -----
                              cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The following table gives an annualized yield quotation for each of the funds:


30-day period
ended June 28, 2002

Fund                Class A yield  Class B yield    Class C yield
California              3.67%          3.10%           3.10%
Massachusetts           3.00           2.41            2.41
Michigan                3.72           3.16            3.12
Minnesota               4.17           3.62            3.64
New York                3.79           3.23            3.25
Ohio                    3.38           2.81            2.80

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

TAX-EQUIVALENT YIELD
Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the tax equivalent yield, based on federal but not state tax rates, for the funds listed:


                                                             Tax equivalent yield
                                                     for 30 day period ended June 28, 2002
Marginal
income tax
bracket
                   California     Massachusetts       Michigan        Minnesota            New York           Ohio
Class A
   10.0%             4.08%            3.33%            4.13%            4.63%                4.21%            3.76%
   15.0%             4.32%            3.53%            4.38%            4.91%                4.46%            3.98%
   27.0%             5.03%            4.11%            5.10%            5.71%                5.19%            4.63%
   30.0%             5.24%            4.29%            5.31%            5.96%                5.41%            4.83%
   35.0%             5.65%            4.62%            5.72%            6.42%                5.83%            5.20%
   38.6%             5.98%            4.89%            6.06%            6.79%                6.17%            5.50%

Class B
   10.0%             3.44%            2.68%            3.51%            4.02%                3.59%            3.12%
   15.0%             3.65%            2.84%            3.72%            4.26%                3.80%            3.31%
   27.0%             4.25%            3.30%            4.33%            4.96%                4.42%            3.85%
   30.0%             4.43%            3.44%            4.51%            5.17%                4.61%            4.01%
   35.0%             4.77%            3.71%            4.86%            5.57%                4.97%            4.32%
   38.6%             5.05%            3.93%            5.15%            5.90%                5.26%            4.58%

Class C
   10.0%             3.44%            2.68%            3.47%            4.04%                3.61%            3.11%
   15.0%             3.65%            2.84%            3.67%            4.28%                3.82%            3.29%
   27.0%             4.25%            3.30%            4.27%            4.99%                4.45%            3.84%
   30.0%             4.43%            3.44%            4.46%            5.20%                4.64%            4.00%
   35.0%             4.77%            3.71%            4.80%            5.60%                5.00%            4.31%
   38.6%             5.05%            3.93%            5.08%            5.93%                5.29%            4.56%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Fund                  Net assets                  Shares outstanding            Net asset value of one share
California
     Class A         $233,536,704   divided by        44,613,368        equals              $5.23
     Class B           27,291,594                      5,215,616                             5.23
     Class C            3,479,415                        663,882                             5.24
Massachusetts
     Class A           66,065,842                     12,295,439                             5.37
     Class B           24,090,858                      4,483,711                             5.37
     Class C            2,251,695                        418,975                             5.37
Michigan
     Class A           69,997,312                     13,136,888                             5.33
     Class B            8,236,860                      1,545,661                             5.33
     Class C            1,412,273                        265,016                             5.33
Minnesota
     Class A          374,528,169                     72,061,193                             5.20
     Class B           64,344,285                     12,378,473                             5.20
     Class C            4,891,395                        940,739                             5.20
New York
     Class A           92,414,751                     17,915,191                             5.16
     Class B           18,222,141                      3,532,642                             5.16
     Class C            1,274,698                        247,124                             5.16
Ohio
     Class A           69,431,098                     12,989,406                             5.35
     Class B           11,811,168                      2,209,981                             5.34
     Class C            1,271,370                        237,807                             5.35


In determining net assets before shareholder transactions, each Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded, and if none exists, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at their last-quoted sales price on their primary exchange.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to the maturity value on maturity date.
o Securities without a readily available market price and other assets are valued at fair value, as determined in good faith by the board. The board is responsible for selecting methods they believe provide fair value. When possible bonds are valued by a pricing service independent from a fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. Using the sales charge schedule in the table below, for Class B, and Class C, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.


                 Net asset      Divided by (1.00 - 0.0475)
Fund         value of one share     for a sales charge     Public offering price
California        $5.23                / 0.9525        =         $5.49
Massachusetts     $5.37                / 0.9525        =         $5.64
Michigan          $5.33                / 0.9525        =         $5.60
Minnesota         $5.20                / 0.9525        =         $5.46
New York          $5.16                / 0.9525        =         $5.42
Ohio              $5.35                / 0.9525        =         $5.62


Class A -- Calculation of the Sales Charge Sales charges are determined as follows:

                                 Sales charge as a percentage of:
Total market value         Public offering price     Net amount invested
Up to $49,999                      4.75%                   4.99%
$50,000-$99,999                    4.50                    4.71
$100,000-$249,999                  3.75                    3.90
$250,000-$499,999                  2.50                    2.56
$500,000-$999,999                  2.00*                   2.04*
$1,000,000 or more                 0.00                    0.00

* The sales charge will be waived until Dec. 31, 2002.

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charges. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds had total capital loss carryovers of $6,521,703, $639,020, $1,155,781, $5,225,228, $1,214,744 and $732,897,
respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                   2005       2006      2007       2008          2009          2010     2011
California       $      0     $7,825     $0     $1,744,855    $3,914,596    $854,427   $     0
Massachusetts           0          0      0        543,265        95,755           0         0
Michigan                0          0      0        259,269       896,512           0         0
Minnesota               0          0      0      1,954,138     3,232,197           0    38,893
New York          640,132          0      0        540,425        34,187           0         0
Ohio                    0          0      0         38,735       694,162           0         0

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)      Annual rate at each asset level
First    $0.25                      0.470%
Next      0.25                      0.445
Next      0.25                      0.420
Next      0.25                      0.405
Over      1.00                      0.380


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.470% on an annual basis for Massachusetts, Michigan, New York and Ohio, 0.469% for California and 0.459% for Minnesota. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past three fiscal years.


                               Fiscal Year
Fund                  2002          2001           2000
California        $1,235,782    $1,162,687      $1,147,813
Massachusetts        415,878       369,827         378,587
Michigan             358,361       336,169         362,275
Minnesota          1,971,770     1,809,270       1,900,299
New York             507,335       470,866         497,185
Ohio                 372,070       332,912         331,080


Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

agreement each Fund pays nonadvisory expenses, net of earnings credits. The table below shows the expenses paid over the past three fiscal years.


Fiscal Year
Fund                  2002          2001             2000
California          $102,666      $ 69,804         $34,843
Massachusetts         69,223        81,749          82,036
Michigan              84,928        85,674          46,986
Minnesota            111,989       118,515          30,231
New York              87,263        81,596          51,874
Ohio                  77,419        70,265          37,334

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,
o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,
o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,
o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short-term,
o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,
o competitive total expenses that are either at or only slightly above the median expenses of comparable funds, and
o   reasonable level of AEFC's profitability from its mutual fund operations.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)     Annual rate at each asset level
First    $0.25                      0.040%
Next      0.25                      0.035
Next      0.25                      0.030
Next      0.25                      0.025
Over      1.00                      0.020


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.040% on an annual basis for California Fund, 0.040% for Massachusetts Fund, 0.040% for Michigan Fund, 0.038% for Minnesota Fund, 0.040% for New York Fund, and 0.040% for Ohio Fund. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The table below shows the expenses paid over the past three fiscal years.

                                Fiscal year
Fund                  2002          2001           2000
California          $107,218      $110,418        $ 99,911
Massachusetts         35,344        32,247          32,319
Michigan              30,258        29,317          30,929
Minnesota            167,448       141,349         168,270
New York              43,393        41,153          42,685
Ohio                  31,438        28,999          28,151


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year and for Class C is $20 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. Line one of the following table shows total sales charges collected. Line two shows the amounts retained by the Distributor for the past three fiscal years.


Year         California   Massachusetts   Michigan    Minnesota    New York      Ohio
2002   (1)    $440,670      $178,514      $130,147    $778,858     $134,908    $120,261
       (2)     101,818       (48,862)       23,270     103,255       (8,342)    (20,471)
2001   (1)     374,020       144,273        98,722     562,271      124,918     103,705
       (2)      67,126         7,447        36,651      76,891        7,535      22,876
2000   (1)     374,648       225,675       177,885     727,927      182,604     143,404
       (2)      65,800        31,724        52,392     107,988       27,566      50,777


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

The following fees were paid under the Plan for the most recent fiscal year.


                     Class A       Class B         Class C
California          $590,783      $251,296         $22,533
Massachusetts        164,691       212,620          13,448
Michigan             170,335        72,254           8,861
Minnesota            917,641       589,303          30,888
New York             225,478       170,137           7,374
Ohio                 170,941        97,934           9,925



CUSTODIAN AGREEMENT
The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $71 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $205 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,900 financial advisors.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS


                                                         Date of              Form of       State of     Fiscal
Fund                                                   organization         organization   organization year end    Diversified
AXP(R) Bond Fund, Inc.                               6/27/74, 6/31/86*      Corporation      NV/MN        8/31         Yes
AXP(R) California Tax-Exempt Trust                             4/7/86    Business Trust**       MA        6/30
    AXP(R) California Tax-Exempt Fund                                                                                   No
AXP(R) Discovery Fund, Inc.                          4/29/81, 6/13/86*      Corporation      NV/MN        7/31         Yes
AXP(R) Equity Select Fund, Inc.                      3/18/57, 6/13/86*      Corporation      NV/MN       11/30         Yes
AXP(R) Extra Income Fund, Inc.                                8/17/83       Corporation         MN        5/31         Yes
AXP(R) Federal Income Fund, Inc.                              3/12/85       Corporation         MN        5/31
    AXP(R) Federal Income Fund                                                                                         Yes
    AXP(R) U.S. Government Mortgage Fund                                                                               Yes
AXP(R) Global Series, Inc.                                   10/28/88       Corporation         MN       10/31
    AXP(R) Emerging Markets Fund                                                                                       Yes
    AXP(R) Global Balanced Fund                                                                                        Yes
    AXP(R) Global Bond Fund                                                                                             No
    AXP(R) Global Growth Fund                                                                                          Yes
    AXP(R) Global Technology Fund***                                                                                   Yes
AXP(R) Growth Series, Inc.                           5/21/70, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Growth Fund                                                                                                 Yes
    AXP(R) Large Cap Equity Fund                                                                                       Yes
    AXP(R) Large Cap Value Fund                                                                                        Yes
    AXP(R) Research Opportunities Fund                                                                                 Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.             12/21/78, 6/13/86*      Corporation      NV/MN       11/30         Yes
AXP(R) International Fund, Inc.                               7/18/84       Corporation         MN       10/31
    AXP(R) European Equity Fund                                                                                         No
    AXP(R) International Fund                                                                                          Yes
AXP(R) Investment Series, Inc.                       1/18/40, 6/13/86*      Corporation      NV/MN        9/30
    AXP(R) Diversified Equity Income Fund                                                                              Yes
    AXP(R) Mid Cap Value Fund                                                                                          Yes
    AXP(R) Mutual                                                                                                      Yes
AXP(R) Managed Series, Inc.                                   10/9/84       Corporation         MN        9/30
    AXP(R) Managed Allocation Fund                                                                                     Yes
AXP(R) Market Advantage Series, Inc.                          8/25/89       Corporation         MN        1/31
    AXP(R) Blue Chip Advantage Fund                                                                                    Yes
    AXP(R) International Equity Index Fund                                                                              No
    AXP(R) Mid Cap Index Fund                                                                                           No
    AXP(R) Nasdaq 100 Index Fund                                                                                        No
    AXP(R) S&P 500 Index Fund                                                                                           No
    AXP(R) Small Company Index Fund                                                                                    Yes
    AXP(R) Total Stock Market Index Fund                                                                                No
AXP(R) Money Market Series, Inc.                     8/22/75, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Cash Management Fund                                                                                        Yes
AXP(R) New Dimensions Fund, Inc.                     2/20/68, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Growth Dimensions Fund                                                                                      Yes
    AXP(R) New Dimensions Fund                                                                                         Yes

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                         Date of              Form of       State of     Fiscal
Fund                                                   organization         organization  organization  year end   Diversified

AXP(R) Partners Series, Inc.                                  3/20/01       Corporation         MN        5/31
    AXP(R) Partners Fundamental Value Fund                                                                             Yes
    AXP(R) Partners Select Value Fund                                                                                  Yes
    AXP(R) Partners Small Cap Core Fund                                                                                Yes
    AXP(R) Partners Small Cap Value Fund                                                                                No
    AXP(R) Partners Value Fund                                                                                         Yes
AXP(R) Partners International Series, Inc.                     5/9/01       Corporation         MN       10/31
    AXP(R) Partners International Aggressive Growth Fund                                                               Yes
    AXP(R) Partners International Select Value Fund                                                                    Yes
AXP(R) Precious Metals Fund, Inc.                             10/5/84       Corporation         MN        3/31          No
AXP(R) Progressive Fund, Inc.                        4/23/68, 6/13/86*      Corporation      NV/MN        9/30         Yes
AXP(R) Selective Fund, Inc.                          2/10/45, 6/13/86*      Corporation      NV/MN        5/31         Yes
AXP(R) Special Tax-Exempt Series Trust                         4/7/86    Business Trust**       MA        6/30
    AXP(R) Insured Tax-Exempt Fund                                                                                     Yes
    AXP(R) Massachusetts Tax-Exempt Fund                                                                                No
    AXP(R) Michigan Tax-Exempt Fund                                                                                     No
    AXP(R) Minnesota Tax-Exempt Fund                                                                                    No
    AXP(R) New York Tax-Exempt Fund                                                                                     No
    AXP(R) Ohio Tax-Exempt Fund                                                                                         No
AXP(R) Stock Fund, Inc.                              2/10/45, 6/13/86*      Corporation      NV/MN        9/30         Yes
AXP(R) Strategy Series, Inc.                                  1/24/84       Corporation         MN        3/31
    AXP(R) Equity Value Fund                                                                                           Yes
    AXP(R) Focused Growth Fund***                                                                                       No
    AXP(R) Partners Small Cap Growth Fund***                                                                           Yes
    AXP(R) Small Cap Advantage Fund                                                                                    Yes
    AXP(R) Strategy Aggressive Fund                                                                                    Yes
AXP(R) Tax-Exempt Series, Inc.                       9/30/76, 6/13/86*      Corporation      NV/MN       11/30
    AXP(R) Intermediate Tax-Exempt Fund                                                                                Yes
    AXP(R) Tax-Exempt Bond Fund                                                                                        Yes
AXP(R) Tax-Free Money Fund, Inc.                     2/29/80, 6/13/86*      Corporation      NV/MN       12/31         Yes
AXP(R) Utilities Income Fund, Inc.***                         3/25/88       Corporation         MN        6/30
    AXP(R) Utilities Fund                                                                                              Yes

  *   Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name, address, age               Position held      Principal occupations     Other directorships          Committee
                                 with Registrant    during past five years                                 memberships
                                 and length of
                                 service
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
H. Brewster Atwater, Jr.         Board member       Retired chair and chief                                Board
4900 IDS Tower                   since 1996         executive officer,                                     Effectiveness,
Minneapolis, MN 55402                               General Mills, Inc.                                    Executive,
Born in 1931                                        (consumer foods)                                       Investment
                                                                                                           Review
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Arne H. Carlson                  Chair of the       Chair, Board Services                                  Joint Audit,
901 S. Marquette Ave.            Board since 1999   Corporation (provides                                  Contracts,
Minneapolis, MN 55402                               administrative services                                Executive,
Born in 1934                                        to boards), former                                     Investment
                                                    Governor of Minnesota                                  Review, Board
                                                                                                           Effectiveness
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Lynne V. Cheney                  Board member       Distinguished Fellow,     The Reader's Digest          Joint Audit,
American Enterprise Institute    since 1994         AEI                       Association Inc.             Contracts
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Livio D. DeSimone                Board member       Retired chair of the      Cargill, Incorporated        Joint Audit,
30 Seventh Street East           since 2001         board and chief           (commodity merchants and     Contracts
Suite 3050                                          executive officer,        processors), Target
St. Paul, MN 55101-4901                             Minnesota Mining and      Corporation (department
Born in 1936                                        Manufacturing (3M)        stores), General Mills,
                                                                              Inc. (consumer foods),
                                                                              Vulcan Materials Company
                                                                              (construction materials/
                                                                              chemicals), Milliken &
                                                                              Company (textiles and
                                                                              chemicals) and Nexia
                                                                              Biotechnologies, Inc.
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Ira D. Hall                      Board member       Private investor;         Imagistics International,    Contracts,
Texaco, Inc. 2000                since 2001         formerly with Texaco      Inc. (office equipment),     Investment
Westchester Avenue                                  Inc., treasurer,          Reynolds & Reynolds          Review
White Plains, NY 10650                              1999-2001 and general     Company (information
Born in 1944                                        manager, alliance         services), TECO Energy,
                                                    management operations,    Inc. (energy holding
                                                    1998-1999. Prior to       company), The Williams
                                                    that, director,           Companies, Inc. (energy
                                                    International             distribution company)
                                                    Operations IBM Corp.
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Heinz F. Hutter                  Board member       Retired president and                                  Board
P.O. Box 2187                    since 1994         chief operating                                        Effectiveness,
Minneapolis, MN 55402                               officer, Cargill,                                      Executive,
Born in 1929                                        Incorporated (commodity                                Investment
                                                    merchants and                                          Review
                                                    processors)
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Anne P. Jones                    Board member       Attorney and consultant   Motorola, Inc.               Joint Audit,
5716 Bent Branch Rd.             since 1985                                   (electronics)                Board
Bethesda, MD 20816                                                                                         Effectiveness,
Born in 1935                                                                                               Executive
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Stephen R. Lewis, Jr.            Board member       Retired president and                                  Contracts,
901 S. Marquette Ave.            since 2002         professor of economics,                                Investment
Minneapolis, MN 55402                               Carleton College                                       Review
Born in 1939
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
William R. Pearce                Board member       RII Weyerhaeuser World                                 Executive,
2050 One Financial Plaza         since 1980         Timberfund, L.P.                                       Investment
Minneapolis, MN 55402                               (develops timber                                       Review, Board
Born in 1927                                        resources) --                                          Effectiveness
                                                    management committee;
                                                    former chair, American
                                                    Express Funds
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Independent Board Members (continued)


Name, address, age               Position held      Principal occupations     Other directorships          Committee
                                 with Registrant    during past five years                                 memberships
                                 and length of
                                 service
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Alan G. Quasha                   Board member       President, Quadrant       Compagnie Financiere         Joint Audit,
720 Fifth Avenue                 since 2002         Management, Inc.          Richemont AG (luxury goods)  Investment
New York, NY 10019                                  (management of private                                 Review
Born in 1949                                        equities)
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Alan K. Simpson                  Board member       Former three-term         Biogen, Inc.                 Joint Audit,
1201 Sunshine Ave.               since 1997         United States Senator     (bio-pharmaceuticals)        Contracts
Cody, WY 82414                                      for Wyoming
Born in 1931
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
C. Angus Wurtele                 Board member       Retired chair of the      Bemis Corporation            Contracts,
4900 IDS Tower                   since 1994         board and chief           (packaging)                  Executive,
Minneapolis, MN 55402                               executive officer, The                                 Investment
Born in 1934                                        Valspar Corporation                                    Review
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------


Board Members Affiliated with American Express Financial Corporation (AEFC)


Name, address, age               Position held      Principal occupations     Other directorships          Committee
                                 with Registrant    during past five years                                 memberships
                                 and length of
                                 service
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
David R. Hubers                  Board member       Retired chief executive   Chronimed Inc. (specialty
50643 AXP Financial Center       since 1993         officer and director of   pharmaceutical
Minneapolis, MN 55474                               AEFC                      distribution), RTW Inc.
Born in 1943                                                                  (manages worker's
                                                                              compensation programs),
                                                                              Lawson Software, Inc.
                                                                              (technology based business
                                                                              applications)
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
John R. Thomas                   Board member       Senior vice president -
50652 AXP Financial Center       since 1987,        information and
Minneapolis, MN 55474            president since    technology of AEFC
Born in 1937                     1997
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
William F. Truscott              Board member       Senior vice president -
53600 AXP Financial Center       since 2001, vice   chief investment
Minneapolis, MN 55474            president since    officer of AEFC; former
Born in 1960                     2002               chief investment
                                                    officer and managing
                                                    director, Zurich
                                                    Scudder Investments
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:


Other Officers


Name, address, age               Position held      Principal occupations     Other directorships          Committee
                                 with Registrant    during past five years                                 memberships
                                 and length of
                                 service
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Leslie L. Ogg                    Vice president,    President of Board
901 S. Marquette Ave.            general counsel,   Services Corporation
Minneapolis, MN 55402            and secretary
Born in 1938                     since 1978
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Paul D. Pearson                  Acting treasurer   Vice president -
222 AXP Financial Center         since 2002         managed
Minneapolis, MN 55474                               assets/investment
Born in 1956                                        accounting, AEFC, 1998
                                                    to present; vice
                                                    president-mutual fund
                                                    administrative
                                                    services, Piper Capital
                                                    Management, 1994-1998
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------
Stephen W. Roszell               Vice president     Senior vice president -
50239 AXP Financial Center       since 2002         institutional group of
Minneapolis, MN55474                                AEFC
Born in 1949
-------------------------------- ------------------ ------------------------- ---------------------------- -----------------

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work
Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held three meetings during the last fiscal year.

DIRECTORS' HOLDINGS
The following table shows the Fund Directors' ownership of American Express
Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                         in AXP California Tax-Exempt Fund         overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               none                            over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                      none                            over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                       none                            over $100,000

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                       in AXP Massachusetts Tax-Exempt Fund        overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               none                            over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                      none                            over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                       none                            over $100,000




Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                          in AXP Michigan Tax-Exempt Fund          overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               none                            over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                      none                            over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                       none                            over $100,000

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                         in AXP Minnesota Tax-Exempt Fund          overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.           over $100,000                       over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                  over $100,000                       over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                  $10,001-$50,000                      over $100,000




Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                          in AXP New York Tax-Exempt Fund          overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               none                            over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                      none                            over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                       none                            over $100,000

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                  Dollar range of                equity securities of all
                                 equity securities                American Express Funds
                            in AXP Ohio Tax-Exempt Fund            overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               none                            over $100,000
Arne H. Carlson                        none                          $50,001-$100,000
Lynne V. Cheney                        none                            over $100,000
Livio D. DeSimone                      none                            over $100,000
Ira D. Hall                            none                            over $100,000
David R. Hubers                        none                            over $100,000
Heinz F. Hutter                        none                            over $100,000
Anne P. Jones                          none                            over $100,000
William R. Pearce                      none                            over $100,000
Alan K. Simpson                        none                            over $100,000
John R. Thomas                         none                            over $100,000
C. Angus Wurtele                       none                            over $100,000



COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table -- AXP California Tax-Exempt Fund
                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,165                               $137,825
Lynne V. Cheney                       950                                121,625
Livio D. DeSimone                     900                                118,025
Ira D. Hall                         1,050                                129,625
Heinz F. Hutter                     1,165                                138,525
Anne P. Jones                       1,265                                146,475
Stephen R. Lewis, Jr.                 400                                 56,350
William R. Pearce                   1,150                                137,175
Alan Quasha                           275                                 34,750
Alan K. Simpson                       900                                117,775
C. Angus Wurtele                    1,065                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Compensation Table -- AXP Massachusetts Tax-Exempt Fund
                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,165                               $137,825
Lynne V. Cheney                       950                                121,625
Livio D. DeSimone                     900                                118,025
Ira D. Hall                         1,050                                129,625
Heinz F. Hutter                     1,165                                138,525
Anne P. Jones                       1,265                                146,475
Stephen R. Lewis, Jr.                 400                                 56,350
William R. Pearce                   1,150                                137,175
Alan Quasha                           275                                 34,750
Alan K. Simpson                       900                                117,775
C. Angus Wurtele                    1,065                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


Compensation Table -- AXP Michigan Tax-Exempt Fund
                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,165                               $137,825
Lynne V. Cheney                       950                                121,625
Livio D. DeSimone                     900                                118,025
Ira D. Hall                         1,050                                129,625
Heinz F. Hutter                     1,165                                138,525
Anne P. Jones                       1,265                                146,475
Stephen R. Lewis, Jr.                 400                                 56,350
William R. Pearce                   1,150                                137,175
Alan Quasha                           275                                 34,750
Alan K. Simpson                       900                                117,775
C. Angus Wurtele                    1,065                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


Compensation Table -- AXP Minnesota Tax-Exempt Fund
                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,265                               $137,825
Lynne V. Cheney                     1,050                                121,625
Livio D. DeSimone                   1,000                                118,025
Ira D. Hall                         1,150                                129,625
Heinz F. Hutter                     1,265                                138,525
Anne P. Jones                       1,365                                146,475
Stephen R. Lewis, Jr.                 450                                 56,350
William R. Pearce                   1,250                                137,175
Alan Quasha                           300                                 34,750
Alan K. Simpson                     1,000                                117,775
C. Angus Wurtele                    1,165                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Compensation Table -- AXP New York Tax-Exempt Fund

                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,165                               $137,825
Lynne V. Cheney                       950                                121,625
Livio D. DeSimone                     900                                118,025
Ira D. Hall                         1,050                                129,625
Heinz F. Hutter                     1,165                                138,525
Anne P. Jones                       1,265                                146,475
Stephen R. Lewis, Jr.                 400                                 56,350
William R. Pearce                   1,150                                137,175
Alan Quasha                           275                                 34,750
Alan K. Simpson                       900                                117,775
C. Angus Wurtele                    1,065                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


Compensation Table -- AXP Ohio Tax-Exempt Fund
                                                              Total cash compensation from
                                   Aggregate                     American Express Funds
Board member*             compensation from the Fund        and Preferred Master Trust Group

H. Brewster Atwater, Jr.           $1,165                               $137,825
Lynne V. Cheney                       950                                121,625
Livio D. DeSimone                     900                                118,025
Ira D. Hall                         1,050                                129,625
Heinz F. Hutter                     1,165                                138,525
Anne P. Jones                       1,265                                146,475
Stephen R. Lewis, Jr.                 400                                 56,350
William R. Pearce                   1,150                                137,175
Alan Quasha                           275                                 34,750
Alan K. Simpson                       900                                117,775
C. Angus Wurtele                    1,065                                130,875

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------


Principal Holders of Securities

As of 30 days prior to the date of this SAI the following persons or entities were principal holders of the Fund shares:

For the California Tax-Exempt Fund -- C shares
Miriam Thias Carr and Christopher L. Carr, Sacramento CA, held 5.21% and Tommy Sims and Sally Sims, Salinas CA, held 5.07%.

For the Massachusetts Tax-Exempt Fund -- C shares
Rivelo C. Campagna and Joyce M. Campagna, Lunenburg MA, held 21.46%; Paul J. Cormier, Leominster MA, held 14.46%; William S. Michaels and Katherine Michaels, Leominster MA, held 13.47%; and Linda Di Nardo and Alphonse A. Di Nardo, Leominster MA held 5.55%.

For the Minnesota Tax-Exempt Fund -- C shares Jane Nelson and James P. Nelson, Duluth MN, held 5.06%.

For the New York Tax-Exempt Fund -- A shares Frank L Skillern Jr., New York NY, held 5.27%.

For the New York Tax-Exempt Fund -- C shares
Arthur Ezersky and Sandra Ezersky, Woodbury NY, held 7.00% and Bruce C. Bernhard, Fairport NY, held 6.41%.

For the Ohio Tax-Exempt Fund -- C shares
Alfred E. Sears and Mary A. Sears, Parma OH, held 29.49%; Gary N. Nebinger and Maureen L. Nebinger, Dublin OH, held 7.47%; and Richard Joseph Shenal Jr., Twinsburg OH, held 5.21%.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Appendix A

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o   Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
    (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
--------------------------------------------------------------------------------

Appendix B

STATE RISK FACTORS

The yields on the securities in which the Funds will invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue.

In addition to such factors, such securities will experience particular sensitivity to local conditions -- including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality including: ecological or environmental concerns; litigation; natural disasters; and statutory limitations on an issuer's ability to increase taxes. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state. A summary description of certain factors and statistics describing the economies in each state is set forth below. Such information is not specific to the issuer of a particular security that a Fund may own and is only intended to provide a general overview. Such information has been excerpted from publicly available offering documents and from other research reports prepared by rating agencies. No Fund has independently verified this information and no Fund makes any representations regarding this information.

Please remember that most state and local economies have experienced significant expansions over the past 5-7 years. In recessionary periods, an issuer's ability to pay interest on or repay principal of securities in which the Funds will invest may be significantly impaired.

Many uncertainties continue to exist as of mid-year 2002 in the current forecasts for the national and state economies. Given the ongoing volatility in financial markets, such uncertainties are particularly pronounced at this time. With the nation officially in an economic recession since mid 2001, budget gaps, primarily due to revenue shortfalls have been reported. According to State Policy Reports, 44 states have reported that revenues were below forecasted levels in the opening months of fiscal year 2002 and many states are continuing to revise their forecasts downward. The full impact of these events on the state economies is still emerging. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. Please monitor your investment accordingly.

FACTORS AFFECTING CALIFORNIA
The California economy slowed in 2001, burdened by declining capital spending, a cooling stock market, increased unemployment and the September 11 terrorist attacks and the resulting decline in travel.

On a year-over-year basis as of April 2002, total nonfarm employment in California fell by 51,200. Manufacturing lost 125,000 jobs, principally in high technology electronics. Services lost nearly 25,000 jobs, led by losses in business services and motion pictures. Transportation and public utilities lost over 24,500 jobs. Government added 82,600 jobs. Wholesale and retail trade followed with 15,500 jobs. The finance sector added 15,300 jobs, nearly all in banking and real estate. California's unemployment rate spiked in January 2002 to 6.4 percent in contrast to the unemployment rate of 4.7 percent a year ago. The national jobless rate peaked at 5.8 percent in December 2001.

The State of California has forecasted the unemployment rate will likely remain above 6 percent for the rest of 2002 before trending downward in 2003. Personal income is forecasted to grow by 3 percent during 2002 and 6.2 percent during 2003, and will track employment more closely than it has in the last two years. Employee stock option and bonus income fell sharply from an estimated $78 billion in 2000 to $44 billion in 2001. It is projected to fall again in 2002, to $31 billion, before increasing in 2003 to $36 billion. The drop in 2002, reflecting an assumption of only modest gains in the stock market, is forecasted to reduce personal income growth in 2002. However, the effect on personal income growth will be considerably less than what occurred in 2001, when employee stock option and bonus income fell by $34 billion. Construction is not expected to be a source of growth in 2002.

In May of 2002 the Governor's 2002-03 Budget was revised to address a projected $23.6 billion gap between expenditures and revenues through the 2002-03 fiscal year, or 30 percent of the General Fund. In addition to the $12.5 billion gap identified in the January Budget, this revision proposes adjustments to address an expected additional $9.5 billion revenue loss, and $1.6 billion in additional cost pressures. It proposes to address the shortfall through a combination of spending reductions and revenue proposals, as well as the maximum fiscally responsible level of fund shifts, loans, accelerations, transfers, and deferrals.

The revenue surge that California experienced over the last several years was largely driven by stock market activity, which propelled extraordinary capital gains and stock option income. Capital gains realizations reached almost $118 billion in 2000 -- an exceptional increase from the $21 billion level just five years earlier. Stock options, which are reported as wages for tax purposes, are estimated to have peaked in 2000 to reach roughly $78 billion from the $8 billion level five years earlier. As a consequence, the growth in these components represented an increasing portion of the General Fund revenue base. In 2000-01, capital gains realizations and stock options contributed nearly one-quarter of all General Fund revenue, an increase from their 5.6 percent share in 1995-96. Given the turnaround in the stock market, capital gains and stock options are expected to account for only about 11 percent of General Fund revenues in 2001-02.


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AXP(R) Special Tax-Exempt Series Trust
    AXP(R) California Tax-Exempt Trust
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Some signs of recovery from September 11 are emerging in the California economy.
Home sales posted a year-over-year increase in January 2002 -- the first since last September. After four sluggish months, sales of single-family homes jumped over 23 percent in January to a seasonally adjusted annual rate of 584,250 units. This is 16 percent above the sales posted in January 2001. California's median single-family home price in January reached $285,860, a 17 percent increase from a year ago.

With the beginning of 2001, an emerging energy crisis in California started to create uncertainty regarding cost and availability of energy and the threat of unreliable power going forward. In March 2001 some areas of California experienced rolling blackouts. This ongoing shortage of power coupled with higher energy costs continues to fuel uncertainty in the state's economic outlook and has already damaged the state's business climate, reputation and longer-term growth prospects. The state has implemented a three-part strategy to address California's energy situation, focusing on stabilization of the market, generating increased capacity and conservation. California's 2002 budget provided for the state's reimbursement of $6 billion worth of general fund expenditures on power purchases during last year's energy crisis through the sale of power revenue bonds. In April of 2002 the state also announced successful negotiations to restructure eight of California's long-term energy contracts, reducing costs by approximately $3.5 billion.

Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California state and municipal securities to obtain sufficient revenue to pay their bond obligations. Prior to 1977, revenues of the state government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the state. In 1978, California voters approved an amendment to the California constitution known as Proposition 13, which added Article XIIIA to the state Constitution. Article XIIIA reduced ad valorem (according to value) taxes on real property, and restricted the ability of taxing entities to increase real property tax revenues. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district and requires not less than a two-thirds vote of each of the two houses of the state legislature to enact any changes in state taxes for purposes of increasing revenues, whether by increased rates or changes in methods of computation.

In 1986, Proposition 62, an initiative statute enacted in California, placed further limits on the ability of local governments to levy taxes other than ad valorem property taxes, except with voter approval. Legislation enacted subsequent to the addition of Article XIIIA provided for the redistribution of California's general fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain local obligations by the state to help California municipal issuers raise revenues to pay their bond obligations.

Primarily as a result of the reductions in property tax revenues received by local governments following the passage of Proposition 13, the legislature undertook to provide assistance to such governments by substantially increasing expenditures from the general fund for that purpose beginning in the 1978-1979 fiscal year. In past years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust rates for the effects of inflation), the elimination of certain inheritance and gift taxes, and the increase of exemption levels for certain other taxes had a moderating impact on the growth in state revenues. In addition, the state has increased expenditures by providing a variety of tax credits, senior citizens' credits and energy credits.

In 1979, the voters of California passed an initiative adding Article XIIIB to the California Constitution. Article XIIIB prohibits the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" which consist of tax revenues and certain other funds. One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979, or on bonded indebtedness thereafter approved" by voters). In addition, appropriations required to comply with mandates of courts or the Federal government are not included as appropriations subject to limitation.

The state's appropriations limit is adjusted annually to reflect change in cost of living and population and transfer of financial responsibility from one governmental unit to another. Revenues in any fiscal year which exceed the amount which may be appropriated in compliance with Article XIIIB must be returned to taxpayers by a revision of tax rates or fee schedules within the two subsequent fiscal years.

In November 1988, voters approved an initiative called Proposition 98 which substantially modified Article XIIIB, by providing that a substantial amount (up to $600 million per year currently) of any excess state revenues would, instead of being returned to taxpayers, be paid to public schools and community college districts.

In the years immediately after enactment of Article XIIIB, very few California government entities neared their appropriations limits. To the extent the state remains constrained by its appropriations limit, the absolute level, or the rate of growth, of assistance to local governments may be reduced.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution. Certain vote requirements and other limitations were instituted on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 extended the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. The extension of this initiative power is not limited to taxes imposed on or after the effective date of Proposition 218. Retroactive repeal or reduction in existing taxes, assessments, fees or charges in a particular California entity are

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    AXP(R) California Tax-Exempt Trust
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possible and could result in the financial condition of that entity be adversely impacted. Rating downgrades and/or defaults could occur. In addition, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees and charges. In some cases, this loss of flexibility has been cited as the reason for certain rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, the ambiguities and possible inconsistencies in their terms and the applicability of their exemptions and exceptions and impossibility of predicting future appropriations or changes in population and cost of living, it is not currently possible to determine the impact of these Articles or any related legislation on the securities held in the Fund or the ability of state or local governments to pay interest on or repay the principal of such securities. With a limited exception, to date the California courts have either upheld the constitutionality of Article XIIIA and its implementing and related legislation or have interpreted them in such a manner as to avoid the necessity for direct determination of constitutional issues. Articles XIIIA, XIIIB, XIIIC and XIIID and their respective implementing and related legislation will most probably be subject to continuing or future legal challenges. It is not presently possible to predict the outcome of any such legislation with respect to the ultimate scope, impact or constitutionality of any of these Articles or their respective related legislation; or the impact of any determinations upon state agencies or local government, or upon the abilities of such entities to pay the interest on, or repay the principal of, the securities held by a Fund.

As of March 2002 Standard and Poor's rates the State of California as A+, combined with a negative outlook.

FACTORS AFFECTING MASSACHUSETTS
Economic growth in Massachusetts generally tracks the national economy. In recent years, however, the state economy has considerably outpaced the nation. In 1999, the Gross State Product grew at about double the rate of national economic growth. In the past two years, however, economic growth in Massachusetts had slowed substantially, reaching a 2.2 percent growth rate in 2001. While that rate was low compared to the late 1990s, it is still more than double the economic growth rate of the nation in 2001.

The unemployment rate in Massachusetts generally declined from 1991 to 2000, and has been significantly below the national unemployment rate since 1996. Beginning in January 2001, however, the unemployment rate began to rise both in Massachusetts and the nation. The state unemployment rate in May 2002 was 4.2 percent. While this rate was considerably higher than the previous year's rate of 2.0 percent, it was still below the national average of 5.5 percent at that time.

Personal income in Massachusetts is another key economic indicator, measuring the sum total of income received by state residents. Personal income in Massachusetts generally rose during the 1990s, and spiked upward in 2000, growing more than 10 percent that year. This spike reflects wage and salary growth from the tight labor market before unemployment began rising. In 2001, however, personal income grew at only about half that pace, rising by 5.3 percent.

The declining stock market has had a significant effect on the revenues available to the Massachusetts state government. When the stock market falls, investors have fewer realized capital gains, since the value of their stocks tend to fall in a bear market. This, in turn, causes state revenues from capital gains taxes to fall. In Massachusetts the capital gains tax revenues peaked in 2001 at just above $1 billion dollars. The estimate for 2002, on the other hand, is less than half that level, at $425 million and capital gains tax revenues for 2003 are forecasted to be even lower.

Following an 18 percent drop in revenues in January of 2002, the Massachusetts Governor revised the commonwealth's fiscal 2002 estimated budget deficit by an additional $185 million, bringing the shortfall to $374 million. The total estimated tax receipts for fiscal 2002 are now estimated at $15.405 billion. This latest projected decline comes on top of a $1.1 billion downward revision of the fiscal 2002 revenue estimate made in November 2001, and will be addressed by using $800 million from the rainy-day fund in conjunction with spending cuts. The decline in January revenues is attributed to a further deterioration in withholding and business taxes. Overall revenues are down 9.5 percent over the same period the year before.

The state has worked to prepare itself in the event of a potential economic slowdown. A policy of fiscal discipline has kept government spending to a sustainable rate in recent years. For 2003, the Governor is proposing a 2.7 percent increase in spending. In more recent years, from 1993 through 2000, spending growth was constrained to 5.6 percent per year, on average, despite the booming economy. Recent spending growth in Massachusetts has also been low compared to national standards. Per capita spending from 1990 to 1999, using data from the U.S. Census Bureau, shows Massachusetts had a 16.4 percent total increase in spending during this period -- the ninth lowest in the nation and nine percentage points below the national average.

The State has also built up a healthy level of reserve funds. The increase in reserve funds, also known as the "rainy-day" funds, in Massachusetts has been significant. The state had less than $60 million set aside in 1990, but $2.3 billion by 2002. The Commonwealth currently maintains a $1.5 billion balance in the rainy-day fund to plug the fiscal 2002 revenue gap. It had the foresight to build balances during the strong growth years of the mid-to-late 1990s. One concern is that if the recession continues into 2003, reserve funds will continue to be depleted while service demands and fixed costs will continue to rise. Also, at the same time the Commonwealth is phasing in $1.2 billion in income tax cuts.

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    AXP(R) California Tax-Exempt Trust
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The number of jobs is near a record high. Since December 1991, the state has gained more than a half million jobs, with the number of jobs rising from 2.8 million jobs to more than 3.3 million jobs in December 2001. While the total number of jobs in Massachusetts has fallen slightly since September 2001, the level is still near its all time high.

Standard & Poor's gives the State of Massachusetts a stable outlook with a rating of AA- as of March 2002.

The Massachusetts constitution requires that a balanced budget be provided for each year. In addition, the Commonwealth adopted certain budgetary and fiscal controls to eliminate the possibility of expenditures exceeding available revenues and funds. The general fund, the local aid fund and the highway fund are the three principal operating funds of the Commonwealth and the condition of these funds is generally regarded as the principal indicator of whether the Commonwealth's operating revenues and expenses are balanced.

The Commonwealth had and may continue to have unfunded general liabilities of its retirement systems and a program to fund these liabilities. In 1978, the commonwealth began assuming full financial responsibility for all costs of the administration of justice within the state and Medicaid expenditures, which have increased each year. It also raised aggregate aid to cities, towns, schools and other districts and transit authorities. In the past the Commonwealth signed constant decrees to improve mental health care and programs for the mentally retarded to meet federal standards including those governing federal reimbursements under various programs.

The reductions in local revenues and reductions in local personnel and services resulting from Proposition 2 1/2 created a demand for substantial increases in state-funded local aid, with increases in fiscal years 1982 through 1987. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Legislation had been enacted providing for certain local option taxes.

Efforts to limit and reduce the levels of taxation in Massachusetts have been underway for several years. Chapter 62F of the Massachusetts General Laws establishes a state tax revenue growth limit and does not exclude principal and interest payments on commonwealth debt obligations from the scope of the limit.

Lawsuits filed against the Commonwealth or its authorities may affect its future fiscal condition.

FACTORS AFFECTING MICHIGAN
Michigan is also experiencing a revenue decline and a reduction in economic activity. As of March 2002, the Total General Fund - General Purpose revenue was $93.4 million (25.7 percent) lower than in March 2001. School Aid Fund revenue was $14.3 million (1.7 percent) lower and transportation revenue was $7.1 million (4.5 percent) lower than in March 2001. March is the sixth month of the state's fiscal year. For the fiscal year, General Fund - General Purpose Revenue is down $252.0 million (6.0 percent); School Aid Fund revenue is up $87.3 million (1.7 percent), and transportation revenue is up $36.3 million (3.8 percent). More than one-third of the General Fund - General Purpose decline is due to the income tax and Single Business Tax rate cuts.

The Governor of Michigan submitted his budget proposal for the 2003 fiscal year, which begins Oct. 1, 2002. The budget addresses the anticipated revenue declines resulting from an economic slowdown, and contains budget cuts, tax shifting, debt restructuring, and use of reserves while maintaining previously enacted cuts in the personal income and single-business tax rates. The forecast for the general fund is for a 0.4 percent decline in revenues versus fiscal 2002. General fund revenues are less than in 1998, as a result of tax cutting and the economic slowdown. The revenue decline forecast of $540 million is compounded by unavoidable cost increases of $388 million, including $247 million in increased Medicaid costs, and $16 million in debt-service increases. A transfer of $207 million from the Budget Stabilization Fund, which would leave a balance of $250 million by the end of fiscal 2003, is expected to be used to help close the gap.

Underlying the state's budget assumptions is an economic forecast that projects a modest 0.4 percent growth in 2002. The state is also assuming a 10 percent reduction in global car and light truck production, down from near-record levels in 2000 and 2001 in the state's most important sector. From March 2001, motor vehicle production decreased 12 percent in Michigan and 7 percent nationally. In March, Michigan's car production was 156,011 units while the state's truck production was 77,358 units. Compared with a year ago, car production decreased 5 percent in Michigan and fell 6 percent nationally.

In March 2002, the Michigan jobless rate rose 0.3 of a percentage point to 6.0 percent. Compared to a year ago, Michigan's jobless rate was up 1.2 percentage points. The number of people employed was down 9,000 from February's figure to 4,871,000 in March, and was 66,000 below the March 2001 level. The swing in the unemployment rate the past three months was almost entirely the result of the changes in the labor force.

Michigan's economy has created more than 800,000 new jobs in the last decade. The great majority of these jobs were in high-paying business services, engineering, health care, construction, R&D, and information technology. Michigan now ranks 4th overall in high-tech employment and 7th in the nation when measuring specific high-tech occupations. The annual state unemployment level in 2000 was 3.4% -- the lowest in the state's history -- and below the national average for 5 years in a row. The unemployment rate as of April 2002 was at 6 per cent.

Standard & Poor's gives the State of Michigan a stable outlook with a rating of AAA as of March 2002.

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    AXP(R) California Tax-Exempt Trust
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Michigan's low debt position has helped it to weather difficult economic times.
Financial operations remained solvent through budget adjustments, spending cuts and use of non-recurring items. Previous budget problems arose from revenue estimates falling below expectation and increased spending levels. This caused deficits in the general fund budget for fiscal years ended 1990 and 1991.

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and office equipment), tourism and agriculture. Because of the emphasis on durable goods, however, economic activity in the state has tended to be more cyclical than in the nation as a whole. The manufacturing sector has benefited from significant private investment and improved international competitiveness. The current low interest rate environment should continue to help strengthen business investment.

FACTORS AFFECTING MINNESOTA
The impact of the recession which began in March, 2001 is expected to be more severe in Minnesota than the nation as a whole. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook has weakened considerably since the beginning of the current 2002-2003 biennium which commenced July 1, 2001. The current U.S. recession combined with a forecast for weaker than previously projected economic growth has reduced previous estimates. A projected budget deficit for fiscal year 2002-03 as of May 2002 is now expected to reach up to $2.3 billion. Net general fund revenues for February and March 2002 were only $10 million (0.6 percent) above forecast and tax receipts for the same period were $10 million below forecast.

Statewide, payroll employment fell by 26,000 jobs from the first quarter of 2001 to November 2001. In September and October of 2001, payroll employment fell by 23,000 jobs on a seasonally adjusted basis. As of May 2002, the unemployment rate was 4.2 percent, up from 3.7 percent in May 2001.

Certain sectors of the Minnesota economy are showing positive signs. New business incorporations are up 26.8 percent over last year as of February, 2002 and residential building permits are up 44.6 percent for the same period. In May of 2002, Moody's Investor's Service downgraded the state's rating outlook from stable to negative while still maintaining Minnesota's top AAA bond rating, which it has had since 1996. Minnesota remains only one of a handful of states to enjoy the top AAA rating from all three major bond services, Moody's, Standard & Poor's and Fitch.

In May 1998, Minnesota settled its lawsuit with the tobacco industry resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated for specific purposes and will not be part of the state's general revenues. The bulk of the settlement was directed to the General Fund. Part of the state's settlement comes as a series of one-time payments which end after fiscal year 2003. In 1999, the Governor and the legislature created two endowments (medical education and tobacco use prevention) with the first four of the one-time payments. The two remaining one-time payments and the annual, on-going payments are revenues to the General Fund. The value of these payments will level off at $194 million by fiscal year 2004. All of these payments are counted as General Fund revenues and are subject to the appropriation process.

The unemployment rate, growth rates and income trends in Minnesota compare favorably with national averages, but the economy is cyclically sensitive. Minnesota's employment and population are forecasted to continue to grow at rates near the national average but the state's economic recovery is expected to lag behind the national economy. The state projects delayed recovery in the areas of state and local government, durable manufacturing goods and construction employment.

FACTORS AFFECTING NEW YORK
The September 11 terrorist attacks on New York City struck at the very heart of New York's economic and financial capital, and have had an unprecedented impact on the state's finances. Approximately 25 million square feet of prime commercial real estate in Lower Manhattan was destroyed or damaged, with more than 1,300 businesses directly harmed and 14,000 more indirectly impacted. Close to 400,000 workers, a number nearly equivalent to the population of Atlanta, were affected in some way.

The recession and the World Trade Center attack combined to reduce employment in New York City for the first time since 1992. Total employment in the City declined by 129,200 jobs (on a seasonally adjusted basis) in the 12 months ending December 2001. This was a stark contrast with the strong gains over the last four years, which averaged almost 90,000 jobs annually. Between the December 2000 peak and April 2002, 141,100 jobs have been lost in the City, or 29 percent of the jobs created in the last expansion. A large share of those losses occurred in October 2001, when the impact of the World Trade Center attack first appeared.

The City's unemployment rate rose by only 0.4 percentage points in 2001, to 6.1 percent, as the labor force shrank almost as much as the job base did, indicating that a large number of people gave up looking for work in the bad economy. The job losses in the City offset gains in the rest of the State, where employment increased by 0.4 percent. As a result, employment statewide in 2001 declined by 2,800 jobs.

New York State is more deeply affected by current economic conditions than other parts of the country. Combined with the World Trade Center terrorist attack, unanticipated pressure has been placed on the state's economic base. On an annual basis, non-farm employment growth in 2001 was flat after increasing 2.1 percent in 2000. On a non-adjusted basis, more than 130,000 non-farm jobs were lost during 2001, and the recovery of this employment is expected to be slow.

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The national economy, already slowing before September 11, rapidly deteriorated after the attacks and virtually every segment of the economy was affected. Many business sectors that are important sources of revenue for New York, such as financial services, banking, insurance, tourism, travel and advertising were all severely hurt.

In the wake of this impact, New York faced a two-year $6.8 billion shortfall in January 2002, which grew by another $1.4 billion in March and April of 2002 when more complete revenue numbers were known. This unprecedented shortfall of more than $8 billion has required the State to take quick and continuing action to balance its budget, largely by containing General Fund spending growth and utilizing existing reserves.

Under the final State Budget for 2002-2003, the state's official " rainy day" reserve, known as the Tax Stabilization Reserve Fund, will remain at $710 million. The Fund is now at the highest level in State history and will serve to guard against future unforeseen risks. The State Constitution and Finance Law stipulate that the Fund can only be used to finance unanticipated mid-year shortfalls and withdrawals must be repaid in three equal installments within a six-year period. The use of the reserves has been reclassified in some cases but conceptually remains unchanged. The tax stabilization fund will continue to be funded at the maximum allowed by law, including a deposit in 2002 of $83 million.

With the strain of the recession and the World Trade Center-related losses, the state's reserves are expected to decline to $710 million, leaving only the Tax Stabilization Fund (the State's "rainy day" fund) and the $6 million Contingency Reserve Fund at the end of fiscal 2002-2003. At the end of fiscal year 2001, the GAAP surplus totaled $4.2 billion. The GAAP accumulated surplus is expected to decline from $1.45 billion at the end of 2001-2002 to $619 million at the end of 2002-2003, reflecting the use of the reserves. The existence of the reserves accumulated from past fiscal years and conservative budgeting have significantly eased the pressures from New York State's current problems.

The economic forecast in the executive budget released in January of 2002 reflects the recession and the likelihood of New York State emerging from the recession at a slower pace than the nation, consistent with past economic performance. The forecast does not indicate a recession to the depth of that in the late 1980s to early 1990s. State non-agricultural employment is forecast to decline 1.2 percent in 2002, roughly double the estimate for the nation. Employment growth is not expected to occur until the last quarter of the 2002 calendar year. Personal income is expected to increase 1.1 percent in 2002 and
3.8 percent in 2003. Wages and salaries are expected to decline by 1.5 percent in 2002. When bonuses are excluded from this calculation, wages and salaries actually increase by 1.9 percent; however, when bonuses are included, wages and salaries decline by 24 percent.

General Fund receipts and transfers from other funds are projected to total $39.90 billion in 2002-2003, a decrease of $1.25 billion or -3.0 percent from the 2001-2002 fiscal year. General Fund disbursements, including transfers to other funds, are projected to total $40.22 billion for 2002-2003, an annual decrease of $1.01 billion or -2.4 percent from the 2001-2002 fiscal year. The General Fund closing balance is projected to total $716 million, a decline of $316 million from 2001-2002. The use of reserves is expected to close the gap between receipts and disbursements in 2002-2003. The reduction in disbursements is achieved in large part by a reduction in grants to local governments, accomplished by pushing certain costs out of the general fund and using non-general fund revenues to fund the aid.

Over the past several years, the state's efforts to restore fiscal integrity, enact debt reform and build up fiscal reserves have improved New York's credit rating from second worst to 23rd best in the nation -- the largest improvement ever. As of March 2002, Standard & Poor's rates New York State AA with a stable outlook.

The state has historically been one of the wealthiest in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, resulting in a gradual erosion of its relative economic affluence. The causes of this decline are varied and complex, in many cases involving national and international developments beyond the state's control. Part of the reason for the long-term relative decline in the state economy has been attributed to the combined state and local tax burden. The existence of this tax burden limits the state's ability to impose higher taxes in the event of future financial difficulties.

The fiscal stability of the state is related to the fiscal stability of New York City and the authorities, which generally finance, construct and operate revenue-producing public benefit facilities. The state's experience has been that if New York City or any of the authorities suffer serious financial difficulties, the ability of the state, New York City, the state's political subdivisions and the authorities to obtain financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any authority or local government experiences financial difficulty, it will seek and receive state financial assistance. Moreover, New York City accounts for approximately 40% of the state's population and tax receipts, so New York City's financial integrity affects the state directly. Accordingly, a default by New York City or any of the authorities would adversely affect the market value and marketability of all New York tax-exempt securities.

While principal and interest payments on outstanding authority obligations are normally paid from revenues generated by the projects of the authorities, in recent years New York has had to appropriate large amounts to enable certain authorities to meet their financial obligations and in some cases to prevent default. Further assistance may be required in the future. In particular, the New York State Urban Development Corporation (UDC), the New York State Housing Finance Agency (HFA), and the Metropolitan Transportation Authority (MTA) may require substantial amounts of assistance from the state.

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The HFA provides financing for multifamily housing, state university construction, hospital and nursing home development and other programs. HFA depends upon mortgagors in each of its programs to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA as well as to meet the operating and maintenance costs of the project. On several occasions in the past, in fulfillment of its commitment, New York appropriated funds on behalf of HFA to replenish its debt service reserve funds. There can be no assurance that the state will not be called upon to provide further assistance in the future. Any litigation decided against HFA also may have an adverse effect on the financial condition of HFA mortgages.

The MTA oversees the operations of the city's bus and subway system by the New York City Transit Authority and the Manhattan and Bronx Surface Operating Authority (collectively, the TA) and, through subsidiaries, operates certain commuter rail lines. The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient. Lawsuits based on deaths and injuries resulting from transit system accidents could have an adverse financial impact on TA.

Beginning in 1975 (in part as a result of the New York City and UDC financial crises), various localities of New York began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial problems leading to requests for state assistance. If future financial problems cause agencies or localities to seek special state assistance, this could adversely affect New York's ability to pay its obligations. Similarly, if financial difficulties make it impossible for the state to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of the state, its agencies and municipalities, such as the New York tax-exempt bonds in the Fund's portfolio.

Reductions in federal spending could materially and adversely affect the financial condition and budget projections of New York's localities. Should localities be adversely affected by federal cutbacks, they may seek additional assistance from the state that might, in turn, have an adverse impact on New York's ability to maintain a balanced budget.

New York City and Municipal Assistance Corporation (MAC). In 1975, New York City encountered severe financial difficulties that impaired the borrowing ability of the city, the state and the authorities. As a result, New York City lost access to public credit markets and was not able to sell debt to the public until 1979. MAC was organized in 1975 to provide financing assistance for New York City and to exercise certain oversight and review functions with respect to the city's financing. Prior to 1985, MAC had the authority to issue bonds and notes and to pay or lend the proceeds to the city. Since 1985, MAC has been authorized to issue bonds and notes only to refund its outstanding bonds and notes. MAC also has the authority to exchange its obligations for New York City obligations. MAC bonds are payable from appropriations of certain state sales and use taxes imposed by New York City, the state stock transfer tax and per capita state aid to New York City. The state is not, however, obligated to continue these taxes, to continue to appropriate revenue from these taxes or to continue the appropriation of per capita state aid to pay MAC obligations. MAC does not have taxing powers and its bonds are not obligations enforceable against either New York City of New York.

New York City has maintained a balanced budget for several fiscal years and has retired all of its federally guaranteed debt. As a result, certain restrictions imposed on New York City by the New York State Financial Control Board (the Control Board), which was created in response to New York City's 1975 fiscal crisis, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of or an actual failure by the City to pay debt service on its notes and bonds or to keep its annual operating deficits below $100 million. The City's four-year financial plan for fiscal years 1989 through 1992 was submitted to the Control Board on July 5, 1988, and had been subsequently modified by the City. As modified it projects a balanced budget for the 1989 fiscal year, and budget gaps of $661 million, $945 million and $818 million for the 1990, 1991, and 1992 fiscal years, respectively, before implementation of gap closing programs.

The ability of New York City to balance its future budgets as provided in its financial plans depend on various actions the City expects will be taken but are not within its control. If expected federal and state aid is not forthcoming, if economic conditions significantly further reduce revenue derived from economically sensitive taxes or increase expenditure for public assistance, or if other uncertainties materialize which reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, it is likely that New York City would make demands upon the state for substantial additional financial assistance.

Other Municipalities. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Requests of this kind could occur again in the future, which could impact the State's financial position. The State has some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


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The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., created in 1995, imposed a 1996 budget plan on Troy, New York. A similar municipal assistance corporation has also been established for Newburgh, and is expected to remain in existence until 2004. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.

Litigation. Certain litigation pending against the state, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on state finances. In addition, New York City is a defendant in a significant number of lawsuits pertaining to material matters, including those claims asserted that are incidental to performing routine governmental and other functions.

FACTORS AFFECTING OHIO
Ohio's economy is reflecting the slow national economy. Unemployment rates have climbed over the last year to 5.8 percent, seasonally adjusted, just below the U.S. rate of 6.0 percent as of April 2002. Ohio's gross state product was $389 billion in 2001, making Ohio the seventh largest state economy.

In October 2001, Ohio's Office of Budget and Management officially revised the General Revenue Fund (GRF) revenue estimates for the current fiscal biennium. Based on reduced revenue collections in certain categories, particularly in the Sales and Personal Income taxes, revenue estimates were revised downward by $709 million in FY2002 and $763 million in FY2003. As a first step to achieving a positive GRF ending fund balance for the current Fiscal Year, the Governor on October 16, 2001 ordered spending reductions across most state agencies totaling approximately $224,000,000 in FY2002. Along with the spending reductions, the legislature and the Governor reached a compromise solution to the remaining portion of the budget deficit by enacting Am. Sub. H.B. 405 into law. The revenue enhancements that are encompassed in H.B. 405 included the following: i) possible transfer from the Budget Stabilization Fund (BSF) to the GRF in the amount of $191.5 million in FY 2002 and $56.5 million in FY 2003; ii) the authority to reallocate a portion of the Tobacco Settlement revenues to the GRF in the amount of $125 million in FY 2002 and $135 million in FY 2003; iii) and other revenue enhancements in the amount of $74.3 million in FY 2002 and $225.6 million in FY 2003.

Receipts from tax sources to the GRF in April 2002 were $1,685.9 million, which was below the October revised estimate by $74.5 million, or 4.2 percent. Meanwhile, total GRF revenue from all sources for the month of April was $2,228.8 million, which was above the estimate by $35.5 million, or 1.6 percent. Total disbursements in April 2002 were $1,978.1 million, above the revised October estimate by $115.0 million, or 6.2 percent.

Receipts from personal income taxes in April 2002 were below the October estimate by $116.3 million, or 11.4 percent. For the most part, the monthly variance was driven by lower than expected receipts from the quarterly estimated payments and the annual returns component, and a higher than anticipated level of refunds. The withholding component, which on an annual basis constitutes about 83 percent of total collections from personal income taxes, showed some improvement in April. Actual collections for the month were $576.1 million, about $6.0 million, or 1.0 percent below the estimate of $582.4 million. However, in comparison to April of last year, receipts from the withholding component were up 5.3 percent. Because of the large size of this component, any substantial variance from the estimate could produce a significant impact on the overall performance for the fiscal year. For the fiscal year-to-date, July 2001 through April 2002, actual receipts from the withholding component are 1.4 percent above the same ten-month period a year ago. Despite the April improvement, the trend for the withholding component has been clearly lower for most of the past twelve months, reflecting the slowdown in economic conditions and worsening labor markets across the country and in Ohio.

The annual returns component, which represents the tax due payments that accompany the annual tax returns, did not live up to expectations during this filing season. Actual receipts in April came in below the estimate by $42.4 million or 17.8 percent. For the fiscal year-to-date, receipts from this component are below the estimate by $69.6 million, or 16.3 percent. Weak economic conditions, layoffs, and a decline in end of year bonuses have resulted in significantly lower tax liabilities for this year's filing season.

Weak performance in both income and sales taxes has caused revenue revisions. Prior to the adjustments made in December, total sales and personal income taxes were 8 percent below estimates. One mitigating factor was that automobile sales and use taxes, which comprise about 16 percent of total sales taxes, exceeded estimates by 17 percent -- largely due to automobile makers' buying incentives.

Ohio's manufacturing sector employs one million people, ranking Ohio third in the nation. The state's factories lead the nation in the manufacture of steel, rubber and plastics, and fabricated metals. Ohio also is a leading producer of autos and trucks. As of April 2002, the manufacturing sector made up over 25 percent of Ohio's economy, based upon gross state product. About 67 percent of the state's manufacturing output consists of durable goods -- compared to 58 percent for the nation. The importance of durable goods to Ohio's economy can be seen in the list of the top three manufacturing industries: transportation equipment, industrial machinery, and fabricated metals. The state's two leading export commodities are machinery and motor vehicles -- accounting for 53 percent of the

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value of Ohio's merchandise exports. Ohio leads the nation in rubber and plastics -- a sector supported by a $10 billion chemicals industry. The service-producing sector produces 6 percent of the state GSP and currently is the major source of job growth. This sector employs 75 percent of Ohio's workers and is expected to employ 78 percent by 2008.

In early June of 2002, Standard & Poor's revised Ohio's outlook from stable to negative on the state of Ohio's general obligation and appropriation-related debt based on its concerns regarding the state's revised 2002-2003 biennial budget. At the same time Standard and Poor's affirmed the AA+ and AA ratings on the state's various GO and appropriation-related debt, respectively.

As with other states, Ohio has experienced economic weakness during periods of recession. This, and other factors, led to budget shortfalls in 1991-1992. However, these shortfalls were effectively managed through a drawdown on the state's budget stabilization fund and an executive order to reduce state spending by $196 million. In the early 1980s, Ohio's financial operations continued a trend of vulnerability to economic cycles. Spending reductions coupled with tax increases were implemented as a method of maintaining control during recessionary periods. Ohio may face similar scenarios in future years. However, the effects of economic cycles should be less severe because the state's economic base is more diversified than it has been in the two previous decades. Constitutional and statutory provisions require the state to close each fiscal year with a positive general fund balance, in conjunction with Ohio's advantageous current budgetary practice should help future financial performance.

Ohio benefits from a diversified revenue structure and a relatively low tax burden. The state carries out most of its operations through the general revenue fund, which receives general state revenues not otherwise dedicated. General fund revenues are derived mainly from personal income, sales, corporate and franchise taxes. General fund operations historically have paralleled economic trends, as evidenced by the performance in recent recessionary periods.

While diversifying more into the service area, Ohio's economy continues to rely in part on durable goods and manufacturing. This reliance is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole.

A number of local Ohio communities and school districts have faced significant financial problems. The state has established procedures for municipal fiscal emergencies, under which joint state and local commissions are established to monitor the fiscal affairs of a financially troubled municipality and the municipality must develop a financial plan to eliminate deficits and cure any defaults. Since their adoption in 1979, these procedures have been applied to approximately twenty cities and villages, including the City of Cleveland. In a majority of these communities, the fiscal situation has been resolved and the procedures terminated.

Local school districts in Ohio receive a major portion of their operational funds from state subsidies, but are dependent upon local taxes for significant portions of their budgets. Local school districts are authorized to submit for voter approval an income tax on the district income of individuals and estates. A small number of local school districts have required emergency advances from the state in order to prevent year-end deficits. The number of districts applying for aid has fluctuated over the years. Legislation (with enhanced provision for individual district borrowing) has replaced the emergency advance loan program.

FACTORS AFFECTING PUERTO RICO
The Funds may invest in municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities.

Puerto Rico's reduced financial flexibility and its use of deficit financing to balance its fiscal 2001 budget caused the state to be placed on CreditWatch by Standard & Poor's in July 2001. The imbalance between revenues and expenditures in the fiscal 2001 budget has carried into the fiscal 2002 budget; although to date about $560 million of onetime revenue has been identified to keep the $7.6 billion budget balanced. Questions remain concerning the extent of continued revenue and expenditure pressures that Puerto Rico will face in the remainder of fiscal 2002 and in the 2003 budget process. In May of 2002, Standard & Poor's lowered it's rating on the commonwealth's outstanding debt from A to A- and removed the rating from CreditWatch. The outlook is stable based upon expectations of balanced operations in fiscal 2003.

Revenues met projections in the first three months of fiscal 2002, although alternate revenues needed to be identified to pay for $238 million worth of savings in the health card program that still have not materialized. Between September and December, the slowing economy and the impact of September 11th resulted in reduced revenue collections, requiring the use of $129 million of previously unapplied revenues in an effort to bring revenues and expenditures into balance for the year. An additional shortfall of about $200 million in the fiscal 2002 budget was also identified.

The commonwealth has identified $200 million in uncommitted funds that can be made available for the fiscal 2002 budget should there be no additional revenue from the taxpayers in this fiscal year. These uncommitted funds include $90 million from the surplus in the insurance fund, $70 million from the contingency reserve set aside for claims at the sale of the Puerto Rico Telephone Co., and $30 million-$40 million from the sale of tax receivables with signed payment plan agreements to the Government Development Bank of Puerto Rico. The total of onetime revenues identified as of May 2002, that will be applied to the fiscal 2002 budget is about $534 million.


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On the expenditure side, the commonwealth's budget appears to be on target through the first half of fiscal 2002, although projections through the end of the fiscal year indicate that the government could overspend its budget by $150 million-$160 million if no actions are taken to curtail spending. The commonwealth has $195 million in its rainy-day and emergency funds that could be made available to close the above gaps or others that develop.

The economy of Puerto Rico continued its expansion phase during fiscal year 2000 in spite of an extraordinary natural event and the slowdown of the U.S. economy. In September 1998, hurricane Georges hit the island significantly affecting the island's infrastructure and damaging the economy. However, several factors contributed to Puerto Rico's rapid recuperation. Massive amounts of federal and local aid, the continuous economic growth in the United States, the dynamic vitality of the construction industry, growth of tourist activity and low interest rates all caused Puerto Rico's economy to grow 4.2 percent during fiscal year 1999.

Since the early 1970s, manufacturing has been the primary force in Puerto Rican development. Other major sectors of Puerto Rico's economy include government, trade and services. Puerto Rico's economic base remains centered around tax advantages offered to U.S. manufacturing firms. Legislation or other action that would eliminate or reduce such tax incentives might give rise to economic instability and volatility in the market for the securities.

                                      -54-
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S-6328-20 W (8/02)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                    AXP(R) INSURED TAX-EXEMPT FUND (the Fund)


                                  Aug. 29, 2002


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

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Table of Contents

Mutual Fund Checklist                                                 p.  3

Fundamental Investment Policies                                       p.  4

Investment Strategies and Types of Investments                        p.  5

Information Regarding Risks and Investment Strategies                 p.  6

Security Transactions                                                 p. 20

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                             p. 21

Performance Information                                               p. 22

Valuing Fund Shares                                                   p. 24

Investing in the Fund                                                 p. 25

Selling Shares                                                        p. 27

Pay-out Plans                                                         p. 27


Capital Loss Carryover                                                p. 28


Taxes                                                                 p. 28

Agreements                                                            p. 29

Organizational Information                                            p. 31


Board Members and Officers                                            p. 34

Principal Holders of Securities                                       p. 37


Independent Auditors                                                  p. 37

Appendix A: Description of Ratings                                    p. 38

Appendix B: Insured Fund                                              p. 41

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Mutual Fund Checklist

|X| Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

|X| Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

|X|  A higher rate of return typically involves a higher risk of loss.

|X|  Past performance is not a reliable indicator of future performance.

|X|  ALL mutual funds have costs that lower investment return.

|X| You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

|X| Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular      Market price           Shares
investment    of a share           acquired
  $100         $ 6.00                 16.7
   100           4.00                 25.0
   100           4.00                 25.0
   100           6.00                 16.7
   100           5.00                 20.0
  $500         $25.00                103.4

Average market price of a share over 5 periods:   $5.00 ($25.00 divided by 5)

The average price you paid for each share:        $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in securities generally exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o    Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                                yes
Borrowing                                                       yes
Cash/Money Market Instruments                                   yes
Collateralized Bond Obligations                                 yes
Commercial Paper                                                yes
Common Stock                                                     no
Convertible Securities                                          yes
Corporate Bonds                                                 yes
Debt Obligations                                                yes
Depositary Receipts                                              no
Derivative Instruments                                          yes
Foreign Currency Transactions                                    no
Foreign Securities                                              yes
High-Yield (High-Risk) Securities (Junk Bonds)                  yes
Illiquid and Restricted Securities                              yes
Indexed Securities                                              yes
Inverse Floaters                                                yes
Investment Companies                                             no
Lending of Portfolio Securities                                 yes
Loan Participations                                             yes
Mortgage- and Asset-Backed Securities                           yes
Mortgage Dollar Rolls                                           yes
Municipal Obligations                                           yes
Preferred Stock                                                 yes
Real Estate Investment Trusts                                   yes
Repurchase Agreements                                           yes
Reverse Repurchase Agreements                                   yes
Short Sales                                                      no
Sovereign Debt                                                  yes
Structured Products                                             yes
Variable- or Floating-Rate Securities                           yes
Warrants                                                        yes
When-Issued Securities                                          yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities            yes

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The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities that are insured and have a maturity of more than one year.
o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.
o The Fund may purchase securities rated Aaa by Moody's Investors Service, Inc. (Moody's) or AAA by Standard & Poor's Corporation (S&P). In addition, the Fund may purchase securities rated lower than Aaa by Moody's or AAA by S&P without regard to their rating, provided the securities are insured.
o The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent.
o Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the Fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The Fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.
o Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's AAA by S&P or the equivalent, each tax-exempt security purchased by the Fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.
o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.
o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.
o    No more than 10% of the Fund's assets will be held in inverse floaters.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.
o The Fund will not invest in voting securities or securities of investment companies.

For a description of ratings see Appendix A. For a discussion for Insured Fund, see Appendix B.

Information Regarding Risks and Investment Strategies

RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."

Company Risk

The prospects for a company may vary because of a variety of factors, including the success of the company, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests will affect the Fund's performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

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Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

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Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the

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lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.

Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)


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Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.


As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)


All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

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Options and forward contracts are considered to be the basic "building blocks"
of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.


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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

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AXP(R) Special Tax-Exempt Series Trust
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(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. The value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.


(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

                                      -14-
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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

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AXP(R) Special Tax-Exempt Series Trust
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Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
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Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


The Fund paid total brokerage commissions of $2,808 for fiscal year ended June 30, 2002, $1,885 for fiscal year 2001, and $1,960 for fiscal year 2000.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 32% in the most recent fiscal year, and 4% in the year before.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:   P   =    a hypothetical initial payment of $1,000
         T   =    average annual total return
         n   =    number of years
         ERV =    ending redeemable value of a hypothetical $1,000 payment,
                  made at the beginning of a period, at the end of the period
                  (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    ---------
                                        P

where:   P   =    a hypothetical initial payment of $1,000
         ERV =    ending redeemable value of a hypothetical $1,000 payment,
                  made at the beginning of a period, at the end of the period
                  (or fractional portion thereof)

ANNUALIZED YIELD
The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                             ------
                               cd

where:   a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends
         d =      the maximum offering price per share on the last day of the period


The Fund's annualized yield was 2.81% for Class A, 2.20% for Class B, 2.20% for Class C and 3.18% for Class Y for the 30-day period ended June 28, 2002.


DISTRIBUTION YIELD
Distribution yield is calculated according to the following formula:

                  D divided by POP(to the power of F) equals DY
                  --           ----
                  30            30

where:   D   =    sum of dividends for 30-day period
         POP =    sum of public offering price for 30-day period
         F   =    annualizing factor
         DY  =    distribution yield


The Fund's distribution yield was 3.81% for Class A, 3.26% for Class B, 3.25% for Class C and 4.24% for Class Y for the 30-day period ended June 28, 2002.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

TAX-EQUIVALENT YIELD


Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended June 28, 2002.

                        Marginal
                       income tax     Tax-equivalent yield        Annualized
                         bracket          distribution               yield
Class A
                          10.0%               4.23%                 3.12%
                          15.0%               4.48%                 3.31%
                          27.0%               5.22%                 3.85%
                          30.0%               5.44%                 4.01%
                          35.0%               5.86%                 4.32%
                          38.6%               6.21%                 4.58%
Class B
                          10.0%               3.62%                 2.44%
                          15.0%               3.84%                 2.59%
                          27.0%               4.47%                 3.01%
                          30.0%               4.66%                 3.14%
                          35.0%               5.02%                 3.38%
                          38.6%               5.31%                 3.58%
Class C
                          10.0%               3.61%                 2.44%
                          15.0%               3.82%                 2.59%
                          27.0%               4.45%                 3.01%
                          30.0%               4.64%                 3.14%
                          35.0%               5.00%                 3.38%
                          38.6%               5.29%                 3.58%
Class Y
                          10.0%               4.71%                 3.53%
                          15.0%               4.99%                 3.74%
                          27.0%               5.81%                 4.36%
                          30.0%               6.06%                 4.54%
                          35.0%               6.52%                 4.89%
                          38.6%               6.91%                 5.18%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

Valuing Fund Shares


As of the end of the most recent fiscal year, the computation looked like this:

               Net assets                Shares outstanding       Net asset value of one share
Class A       $396,862,617  divided by       71,630,027      equals         $5.54
Class B         65,110,910                   11,751,799                      5.54
Class C          5,857,956                    1,055,602                      5.55
Class Y              1,454                          263                      5.53


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.54, by 0.9525 (1.00 - 0.0475) for a maximum 4.75% sales charge for a public offering price of $5.82. The sales charge is paid to the Distributor by the person buying the shares.


Class A -- Calculation of the Sales Charge
Sales charges are determined as follows:

                                  Sales charge as a percentage of:
Total market value            Public offering price       Net amount invested
Up to $49,999                         4.75%                      4.99%
$50,000-$99,999                       4.50                       4.71
$100,000-$249,999                     3.75                       3.90
$250,000-$499,999                     2.50                       2.56
$500,000-$999,999                     2.00*                      2.04*
$1,000,000 or more                    0.00                       0.00

* The sales charge will be waived until Dec. 31, 2002.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                         Number of participants
Total plan assets                     1-99                    100 or more
Less than $1 million                  4%                         0%
$1 million or more                    0%                         0%

Class A -- Reducing the Sales Charge

The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)
If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:

    -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
    -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $4,061,035 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

        2008             2009             2010              2011
     $1,658,330       $1,293,227       $1,000,014         $109,464

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets (billions)                    Annual rate at each asset level
First     $1.0                                    0.450%
Next       1.0                                    0.425
Next       1.0                                    0.400
Next       3.0                                    0.375
Over       6.0                                    0.350


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.450% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $2,071,069 for fiscal year 2002, $1,919,763 for fiscal year 2001, and $2,051,734 for fiscal year 2000.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $168,058 for fiscal year 2002, $123,045 for fiscal year 2001, and $93,982 for fiscal year 2000.

Basis for board approving the investment advisory contract
Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,
o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,
o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,
o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short-term,
o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,
o competitive total expenses that are either at or only slightly above the median expenses of comparable funds, and
o   reasonable level of AEFC's profitability from its mutual fund operations.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets (billions)                   Annual rate at each asset level
First     $1.0                                    0.040%
Next       1.0                                    0.035
Next       1.0                                    0.030
Next       3.0                                    0.025
Over       6.0                                    0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.040% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $189,418 for fiscal year 2002, $175,849 for fiscal year 2001, and $179,492 for fiscal year 2000.


Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $743,782 for fiscal year 2002. After paying commissions to personal financial advisors, and other expenses, the amount retained was $111,181. The amounts were $573,238 and $86,397 for fiscal year 2001, and $699,356 and $181,449 for fiscal year 2000.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $986,871 for Class A shares, $613,840 for Class B shares and $41,036 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $67 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $199 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,900 financial advisors.

AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                          Date of              Form of      State of     Fiscal
Fund                                                   organization         organization  organization  year end   Diversified
AXP(R) Bond Fund, Inc.                               6/27/74, 6/31/86*      Corporation      NV/MN        8/31         Yes
AXP(R) California Tax-Exempt Trust                             4/7/86    Business Trust**       MA        6/30
         AXP(R) California Tax-Exempt Fund                                      No
AXP(R) Discovery Fund, Inc.                          4/29/81, 6/13/86*      Corporation      NV/MN        7/31         Yes
AXP(R) Equity Select Fund, Inc.                      3/18/57, 6/13/86*      Corporation      NV/MN       11/30         Yes
AXP(R) Extra Income Fund, Inc.                                8/17/83       Corporation         MN        5/31         Yes
AXP(R) Federal Income Fund, Inc.                              3/12/85       Corporation         MN        5/31
    AXP(R) Federal Income Fund                                                                                         Yes
    AXP(R) U.S. Government Mortgage Fund                                                                               Yes
AXP(R) Global Series, Inc.                                   10/28/88       Corporation         MN       10/31
    AXP(R) Emerging Markets Fund                                                                                       Yes
    AXP(R) Global Balanced Fund                                                                                        Yes
    AXP(R) Global Bond Fund                                                                                             No
    AXP(R) Global Growth Fund                                                                                          Yes
    AXP(R) Global Technology Fund***                                                                                   Yes
AXP(R) Growth Series, Inc.                           5/21/70, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Growth Fund                                                                                                 Yes
    AXP(R) Large Cap Equity Fund                                                                                       Yes

    AXP(R) Large Cap Value Fund                                                                                        Yes

    AXP(R) Research Opportunities Fund                                                                                 Yes
AXP(R) High Yield Tax-Exempt Fund, Inc.             12/21/78, 6/13/86*      Corporation      NV/MN       11/30         Yes
AXP(R) International Fund, Inc.                               7/18/84       Corporation         MN       10/31
    AXP(R) European Equity Fund                                                                                         No
    AXP(R) International Fund                                                                                          Yes
AXP(R) Investment Series, Inc.                       1/18/40, 6/13/86*      Corporation      NV/MN        9/30
    AXP(R) Diversified Equity Income Fund                                                                              Yes
    AXP(R) Mid Cap Value Fund                                                                                          Yes
    AXP(R) Mutual                                                                                                      Yes
AXP(R) Managed Series, Inc.                                   10/9/84       Corporation         MN        9/30
    AXP(R) Managed Allocation Fund                                                                                     Yes
AXP(R) Market Advantage Series, Inc.                          8/25/89       Corporation         MN        1/31
    AXP(R) Blue Chip Advantage Fund                                                                                    Yes
    AXP(R) International Equity Index Fund                                                                              No
    AXP(R) Mid Cap Index Fund                                                                                           No
    AXP(R) Nasdaq 100 Index Fund                                                                                        No
    AXP(R) S&P 500 Index Fund                                                                                           No
    AXP(R) Small Company Index Fund                                                                                    Yes
    AXP(R) Total Stock Market Index Fund                                                                                No
AXP(R) Money Market Series, Inc.                     8/22/75, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Cash Management Fund                                                                                        Yes
AXP(R) New Dimensions Fund, Inc.                     2/20/68, 6/13/86*      Corporation      NV/MN        7/31
    AXP(R) Growth Dimensions Fund                                                                                      Yes
    AXP(R) New Dimensions Fund                                                                                         Yes

                                      -32-
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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                          Date of              Form of      State of     Fiscal
Fund                                                   organization         organization  organization  year end   Diversified
AXP(R) Partners Series, Inc.                                  3/20/01       Corporation         MN        5/31
    AXP(R) Partners Fundamental Value Fund                                                                             Yes
    AXP(R) Partners Select Value Fund                                                                                  Yes
    AXP(R) Partners Small Cap Core Fund                                                                                Yes
    AXP(R) Partners Small Cap Value Fund                                                                                No
    AXP(R) Partners Value Fund                                                                                         Yes
AXP(R) Partners International Series, Inc.                     5/9/01       Corporation         MN       10/31
    AXP(R) Partners International Aggressive Growth Fund                                                               Yes
    AXP(R) Partners International Select Value Fund                                                                    Yes
AXP(R) Precious Metals Fund, Inc.                             10/5/84       Corporation         MN        3/31          No
AXP(R) Progressive Fund, Inc.                        4/23/68, 6/13/86*      Corporation      NV/MN        9/30         Yes
AXP(R) Selective Fund, Inc.                          2/10/45, 6/13/86*      Corporation      NV/MN        5/31         Yes
AXP(R) Special Tax-Exempt Series Trust                         4/7/86    Business Trust**       MA        6/30
   AXP(R) Insured Tax-Exempt Fund                                                                                      Yes
    AXP(R) Massachusetts Tax-Exempt Fund                                                                                No
    AXP(R) Michigan Tax-Exempt Fund                                                                                     No
    AXP(R) Minnesota Tax-Exempt Fund                                                                                    No
    AXP(R) New York Tax-Exempt Fund                                                                                     No
    AXP(R) Ohio Tax-Exempt Fund                                                                                         No
AXP(R) Stock Fund, Inc.                              2/10/45, 6/13/86*      Corporation      NV/MN        9/30         Yes
AXP(R) Strategy Series, Inc.                                  1/24/84       Corporation         MN        3/31
    AXP(R) Equity Value Fund                                                                                           Yes
    AXP(R) Focused Growth Fund***                                                                                       No
    AXP(R) Partners Small Cap Growth Fund***                                                                           Yes
    AXP(R) Small Cap Advantage Fund                                                                                    Yes
    AXP(R) Strategy Aggressive Fund                                                                                    Yes
AXP(R) Tax-Exempt Series, Inc.                       9/30/76, 6/13/86*      Corporation      NV/MN       11/30
    AXP(R) Intermediate Tax-Exempt Fund                                                                                Yes
    AXP(R) Tax-Exempt Bond Fund                                                                                        Yes
AXP(R) Tax-Free Money Fund, Inc.                     2/29/80, 6/13/86*      Corporation      NV/MN       12/31         Yes
AXP(R) Utilities Income Fund, Inc.***                         3/25/88       Corporation         MN        6/30
    AXP(R) Utilities Fund                                                                                              Yes

  *  Date merged into a Minnesota corporation incorporated on 4/7/86.
 ** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.
*** Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

                                      -33-
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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 78 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.


Independent Board Members


Name, address, age               Position held       Principal occupations during   Other directorships         Committee
                                 with Registrant     past five years                                            memberships
                                 and length of
                                 service
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
H. Brewster Atwater, Jr.         Board member        Retired chair and chief                                    Board
4900 IDS Tower                   since 1996          executive officer, General                                 Effectiveness,
Minneapolis, MN 55402                                Mills, Inc. (consumer foods)                               Executive,
Born in 1931                                                                                                    Investment
                                                                                                                Review
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Arne H. Carlson                  Chair of the        Chair, Board Services                                      Joint Audit,
901 S. Marquette Ave.            Board since 1999    Corporation (provides                                      Contracts,
Minneapolis, MN 55402                                administrative services to                                 Executive,
Born in 1934                                         boards), former Governor of                                Investment
                                                     Minnesota                                                  Review, Board
                                                                                                                Effectiveness
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Lynne V. Cheney                  Board member        Distinguished Fellow, AEI      The Reader's Digest         Joint Audit,
American Enterprise Institute    since 1994                                         Association Inc.            Contracts
for Public Policy Research
(AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Livio D. DeSimone                Board member        Retired chair of the board     Cargill, Incorporated       Joint Audit,
30 Seventh Street East           since 2001          and chief executive officer,   (commodity merchants and    Contracts
Suite 3050                                           Minnesota Mining and           processors), Target
St. Paul, MN 55101-4901                              Manufacturing (3M)             Corporation (department
Born in 1936                                                                        stores), General Mills,
                                                                                    Inc. (consumer foods),
                                                                                    Vulcan Materials Company
                                                                                    (construction materials/
                                                                                    chemicals), Milliken &
                                                                                    Company (textiles and
                                                                                    chemicals) and Nexia
                                                                                    Biotechnologies, Inc.
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Ira D. Hall                      Board member        Private investor; formerly     Imagistics International,   Contracts,
Texaco, Inc.                     since 2001          with Texaco Inc., treasurer,   Inc. (office equipment),    Investment
2000 Westchester Avenue                              1999-2001 and general          Reynolds & Reynolds         Review
White Plains, NY 10650                               manager, alliance management   Company (information
Born in 1944                                         operations, 1998-1999. Prior   services), TECO Energy,
                                                     to that, director,             Inc. (energy holding
                                                     International Operations IBM   company), The Williams
                                                     Corp.                          Companies, Inc. (energy
                                                                                    distribution company)
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Heinz F. Hutter                  Board member        Retired president and chief                                Board
P.O. Box 2187                    since 1994          operating officer, Cargill,                                Effectiveness,
Minneapolis, MN 55402                                Incorporated (commodity                                    Executive,
Born in 1929                                         merchants and processors)                                  Investment
                                                                                                                Review
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Anne P. Jones                    Board member        Attorney and consultant        Motorola, Inc.              Joint Audit,
5716 Bent Branch Rd.             since 1985                                         (electronics)               Board
Bethesda, MD 20816                                                                                              Effectiveness,
Born in 1935                                                                                                    Executive
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Stephen R. Lewis, Jr.            Board member        Retired president and                                      Contracts,
901 Marquette Ave.               since 2002          professor of economics,                                    Investment
Minneapolis, MN 55402                                Carleton College                                           Review
Born in 1939
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
William R. Pearce                Board member        RII Weyerhaeuser World                                     Executive,
2050 One Financial Plaza         since 1980          Timberfund, L.P. (develops                                 Investment
Minneapolis, MN 55402                                timber resources) --                                       Review, Board
Born in 1927                                         management committee; former                               Effectiveness
                                                     chair, American Express Funds
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

                                     -34-
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--------------------------------------------------------------------------------

Independent Board Members (continued)


Name, address, age               Position held       Principal occupations during   Other directorships         Committee
                                 with Registrant     past five years                                            memberships
                                 and length of
                                 service
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
Alan G. Quasha                   Board member        President, Quadrant            Compagnie Financiere        Joint Audit,
720 Fifth Avenue                 since 2002          Management, Inc. (management   Richemont AG (luxury        Investment
New York, NY 10019                                   of private equities)           goods)                      Review
Born in 1949
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

Alan K. Simpson                  Board member        Former three-term United       Biogen, Inc.                Joint Audit,
1201 Sunshine Ave.               since 1997          States Senator for Wyoming     (bio-pharmaceuticals)       Contracts
Cody, WY 82414
Born in 1931
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
C. Angus Wurtele                 Board member        Retired chair of the board     Bemis Corporation           Contracts,
4900 IDS Tower                   since 1994          and chief executive officer,   (packaging)                 Executive,
Minneapolis, MN 55402                                The Valspar Corporation                                    Investment
Born in 1934                                                                                                    Review
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

Board Members Affiliated with American Express Financial Corporation (AEFC)


Name, address, age               Position held       Principal occupations during   Other directorships         Committee
                                 with Registrant     past five years                                            memberships
                                 and length of
                                 service
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

David R. Hubers                  Board member        Retired chief executive        Chronimed Inc. (specialty
50643 AXP Financial Center       since 1993          officer and director of AEFC   pharmaceutical
Minneapolis, MN 55474                                                               distribution), RTW Inc.
Born in 1943                                                                        (manages worker's
                                                                                    compensation programs),
                                                                                    Lawson Software, Inc.
                                                                                    (technology based
                                                                                    business applications)
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
John R. Thomas                   Board member        Senior vice president -
50652 AXP Financial Center       since 1987,         information and technology
Minneapolis, MN 55474            president since     of AEFC
Born in 1937                     1997
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------
William F. Truscott              Board member        Senior vice president -
53600 AXP Financial Center       since 2001, vice    chief investment officer of
Minneapolis, MN 55474            president since     AEFC; former chief
Born in 1960                     2002                investment officer and
                                                     managing director, Zurich
                                                     Scudder Investments
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr.
Truscott, who is vice president, the Fund's other officers are:

Other Officers


Name, address, age               Position held       Principal occupations during   Other directorships         Committee
                                 with Registrant     past five years                                            memberships
                                 and length of
                                 service
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

Leslie L. Ogg                    Vice president,     President of Board Services
901 S. Marquette Ave.            general counsel,    Corporation
Minneapolis, MN 55402            and secretary
Born in 1938                     since 1978
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

Paul D. Pearson                  Acting treasurer    Vice president - managed
222 AXP Financial Center         since 2002          assets/investment
Minneapolis, MN 55474                                accounting, AEFC, 1998 to
Born in 1956                                         present; vice
                                                     president-mutual fund
                                                     administrative services,
                                                     Piper Capital Management,
                                                     1994-1998
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

Stephen W. Roszell               Vice president      Senior vice president -
50239 AXP Financial Center       since 2002          institutional group of AEFC
Minneapolis, MN 55474
Born in 1949
-------------------------------- ------------------- ------------------------------ --------------------------- ----------------

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--------------------------------------------------------------------------------

Responsibilities of board with respect to Fund's management
The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work

Executive Committee -- Acts for the board between meetings of the board. The committee held three meetings during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held three meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held two meetings during the last fiscal year.


DIRECTORS' HOLDINGS
The following table shows the Fund Directors' ownership of American Express
Funds.


Dollar range of equity securities beneficially owned on Dec. 31, 2001

Based on net asset values as of Dec. 31, 2001
                                                                 Aggregate dollar range of
                                                                 equity securities of all
                                  Dollar range of                 American Express Funds
                                 equity securities           [Registered Investment Companies]
                          in AXP Insured Tax-Exempt Fund           overseen by Director
                                       Range                               Range
H. Brewster Atwater, Jr.               None                            over $100,000
Arne H. Carlson                        None                          $50,001-$100,000
Lynne V. Cheney                        None                            over $100,000
Livio D. DeSimone                      None                            over $100,000
Ira D. Hall                            None                            over $100,000
David R. Hubers                        None                            over $100,000
Heinz F. Hutter                        None                            over $100,000
Anne P. Jones                          None                            over $100,000
William R. Pearce                      None                            over $100,000
Alan K. Simpson                        None                            over $100,000
John R. Thomas                         None                            over $100,000
C. Angus Wurtele                       None                            over $100,000

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--------------------------------------------------------------------------------

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 32 meetings, received the following compensation:


Compensation Table

                                                    Total cash compensation from
                                 Aggregate           American Express Funds and
Board member*           compensation from the Fund  Preferred Master Trust Group
H. Brewster Atwater, Jr.         $1,265                       $137,825
Lynne V. Cheney                   1,050                        121,625
Livio D. DeSimone                 1,000                        118,025
Ira D. Hall                       1,150                        129,625
Heinz F. Hutter                   1,265                        138,525
Anne P. Jones                     1,365                        146,475
Stephen R. Lewis, Jr.               450                         56,350
William R. Pearce                 1,250                        137,175
Alan G. Quasha                      300                         34,750
Alan K. Simpson                   1,000                        117,775
C. Angus Wurtele                  1,165                        130,875


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI, Haley Stephens and Lynne S. Kelly of Calhoun, GA and Rosebell Monge Tod of Orlando, FL held 5.79% and 5.37% respectively of Class C Fund shares.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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--------------------------------------------------------------------------------

Appendix A

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o    Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS
Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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AXP(R) Special Tax-Exempt Series Trust
   AXP(R) Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Appendix B

INSURED FUND
Insurance
The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.

Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty) or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.

Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

New Issue Insurance. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.

Portfolio Insurance. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, Financial Guaranty is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, Financial Guaranty applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment adviser. Financial Guaranty's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

Secondary Market Insurance. The Fund may at any time purchase from Financial Guaranty a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.

By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force.

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--------------------------------------------------------------------------------

Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.

Financial Guaranty Insurance Company. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation (the Corporation), a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January 1984. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation.

In addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust and mutual fund portfolios, Financial Guaranty provides insurance for new and secondary market issues of municipal bonds and notes and for portions of new and secondary market issues of municipal bonds and notes. Financial Guaranty also guarantees a variety of non-municipal structured obligations, such as mortgage-backed securities. It also is authorized to write surety insurance. Moody's and Standard & Poor's have rated the claims-paying ability of Financial Guaranty Aaa and AAA, respectively.

Financial Guaranty is licensed to provide insurance in 48 states and the District of Columbia. It files reports with state insurance regulatory agencies and is subject to audit and review by these authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. This regulation, however, is no guarantee that Financial Guaranty will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future.

The information about Financial Guaranty contained above has been furnished by the Corporation. No representation is made as to the accuracy or adequacy of this information.

The policy of insurance obtained by the Fund from Financial Guaranty and the agreement and negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise, neither Financial Guaranty nor its parent, FGIC Corporation, has any significant relationship, direct or indirect, with the Fund.

Government Securities
The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.

                                                              S-6327-20 X (8/02)

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP CALIFORNIA TAX-EXEMPT TRUST
AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP California Tax-Exempt Fund (a fund within AXP California Tax-Exempt Trust) and AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (funds within AXP Special Tax-Exempt Series Trust) as of June 30, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2002, and the financial highlights for each of the years in the five-year period ended June 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund as of June 30, 2002, and the results of their operations, changes in their net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP
Minneapolis, Minnesota
August 2, 2002


--------------------------------------------------------------------------------
27    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Financial Statements

Statements of assets and liabilities
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust
                                                                                California       Massachusetts    Michigan
                                                                                Tax-Exempt        Tax-Exempt     Tax-Exempt
June 30, 2002                                                                      Fund              Fund           Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $250,380,554, $94,914,020 and $80,915,206)                $268,704,660      $ 97,915,429    $84,698,451
Cash in bank on demand deposit                                                      11,572            46,360         69,757
Capital shares receivable                                                               --               675             --
Accrued interest receivable                                                      3,604,923         1,509,393      1,037,580
Receivable for investment securities sold                                        9,964,890        14,434,358      3,321,630
                                                                                 ---------        ----------      ---------
Total assets                                                                   282,286,045       113,906,215     89,127,418
                                                                               -----------       -----------     ----------
Liabilities
Payable for securities purchased on a when-issued basis (Note 1)                 7,888,767         5,777,335      3,557,290
Dividends payable to shareholders                                                   66,208            18,635         19,600
Payable for investment securities purchased                                      9,983,515        15,669,763      5,852,827
Accrued investment management services fee                                           3,395             1,191          1,026
Accrued distribution fee                                                             2,443             1,175            745
Accrued transfer agency fee                                                            280                20             39
Accrued administrative services fee                                                    288               101             87
Other accrued expenses                                                              33,436            29,600         49,359
                                                                                    ------            ------         ------
Total liabilities                                                               17,978,332        21,497,820      9,480,973
                                                                                ----------        ----------      ---------
Net assets applicable to outstanding shares                                   $264,307,713      $ 92,408,395    $79,646,445
                                                                              ============      ============    ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                      $    504,929      $    171,981    $   149,476
Additional paid-in capital                                                     254,042,927        90,208,746     77,386,243
Undistributed net investment income                                                     39             3,199          9,006
Accumulated net realized gain (loss) (Note 5)                                   (8,564,288)         (976,940)    (1,681,525)
Unrealized appreciation (depreciation) on investments                           18,324,106         3,001,409      3,783,245
                                                                                ----------         ---------      ---------
Total -- representing net assets applicable to outstanding shares             $264,307,713      $ 92,408,395    $79,646,445
                                                                              ============      ============    ===========
Net assets applicable to outstanding shares:    Class A                       $233,536,704      $ 66,065,842    $69,997,312
                                                Class B                       $ 27,291,594      $ 24,090,858    $ 8,236,860
                                                Class C                       $  3,479,415      $  2,251,695    $ 1,412,273
Outstanding shares of beneficial interest:      Class A shares                  44,613,368        12,295,439     13,136,888
                                                Class B shares                   5,215,616         4,483,711      1,545,661
                                                Class C shares                     663,882           418,975        265,016
Net asset value per share:                      Class A                       $       5.23      $       5.37    $      5.33
                                                Class B                       $       5.23      $       5.37    $      5.33
                                                Class C                       $       5.24      $       5.37    $      5.33
                                                                              ------------      ------------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of assets and liabilities
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust
                                                                                 Minnesota         New York         Ohio
                                                                                Tax-Exempt        Tax-Exempt     Tax-Exempt
June 30, 2002                                                                      Fund              Fund           Fund
Assets
Investments in securities, at value (Note 1)
   (identified cost $432,710,054, $107,640,222 and $79,729,326)               $441,597,000      $112,998,629    $83,045,089
Cash in bank on demand deposit                                                     204,018            83,515        104,434
Capital shares receivable                                                           29,785             1,650             --
Accrued interest receivable                                                      7,002,651         1,709,806        807,711
Receivable for investment securities sold                                       15,890,311        13,666,429      4,323,901
                                                                                ----------        ----------      ---------
Total assets                                                                   464,723,765       128,460,029     88,281,135
                                                                               -----------       -----------     ----------
Liabilities
Payable for securities purchased on a when-issued basis (Note 1)                 7,480,597         7,485,545      2,385,059
Dividends payable to shareholders                                                  111,066            24,328         18,930
Payable for investment securities purchased                                     13,311,353         9,009,488      3,327,839
Accrued investment management services fee                                           5,580             1,438          1,061
Accrued distribution fee                                                             4,461             1,164            834
Accrued transfer agency fee                                                            355                75             46
Accrued administrative services fee                                                    460               122             90
Other accrued expenses                                                              46,044            26,279         33,640
                                                                                    ------            ------         ------
Total liabilities                                                               20,959,916        16,548,439      5,767,499
                                                                                ----------        ----------      ---------
Net assets applicable to outstanding shares                                   $443,763,849      $111,911,590    $82,513,636
                                                                              ============      ============    ===========
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                      $    853,804      $    216,950    $   154,372
Additional paid-in capital                                                     439,980,163       107,647,771     80,305,226
Undistributed net investment income                                                     73             2,800          1,699
Accumulated net realized gain (loss) (Note 5)                                   (5,957,137)       (1,314,338)    (1,263,424)
Unrealized appreciation (depreciation) on investments                            8,886,946         5,358,407      3,315,763
                                                                                 ---------         ---------      ---------
Total -- representing net assets applicable to outstanding shares             $443,763,849      $111,911,590    $82,513,636
                                                                              ============      ============    ===========
Net assets applicable to outstanding shares:    Class A                       $374,528,169      $ 92,414,751    $69,431,098
                                                Class B                       $ 64,344,285      $ 18,222,141    $11,811,168
                                                Class C                       $  4,891,395      $  1,274,698    $ 1,271,370
Outstanding shares of beneficial interest:      Class A shares                  72,061,193        17,915,191     12,989,406
                                                Class B shares                  12,378,473         3,532,642      2,209,981
                                                Class C shares                     940,739           247,124        237,807
Net asset value per share:                      Class A                       $       5.20      $       5.16    $      5.35
                                                Class B                       $       5.20      $       5.16    $      5.34
                                                Class C                       $       5.20      $       5.16    $      5.35
                                                                              ------------      ------------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of operations
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust
                                                                             California      Massachusetts         Michigan
                                                                             Tax-Exempt       Tax-Exempt          Tax-Exempt
Year ended June 30, 2002                                                        Fund             Fund                Fund
Investment income
Income:
Interest                                                                   $14,223,966        $4,423,125         $4,183,574
                                                                           -----------        ----------         ----------
Expenses (Note 2):
Investment management services fee                                           1,235,782           415,878            358,361
Distribution fee
    Class A                                                                    590,783           164,691            170,335
    Class B                                                                    251,296           212,620             72,254
    Class C                                                                     22,533            13,448              8,861
Transfer agency fee                                                             87,957            45,572             31,404
Incremental transfer agency fee
    Class A                                                                      8,528             3,921              3,130
    Class B                                                                      1,991             1,801                601
    Class C                                                                        241                95                 71
Administrative services fees and expenses                                      107,218            35,344             30,258
Compensation of board members                                                   10,285            10,285             10,285
Custodian fees                                                                  18,715             9,110              8,438
Printing and postage                                                            24,676            10,195              9,738
Registration fees                                                               42,493            32,363             38,869
Audit fees                                                                      17,750            16,500             16,500
Other                                                                            1,711             1,428              3,202
                                                                                 -----             -----              -----
Total expenses                                                               2,421,959           973,251            762,307
    Earnings credits on cash balances (Note 2)                                 (12,964)          (10,658)            (2,104)
                                                                               -------           -------             ------
Total net expenses                                                           2,408,995           962,593            760,203
                                                                             ---------           -------            -------
Investment income (loss) -- net                                             11,814,971         3,460,532          3,423,371
                                                                            ----------         ---------          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                           1,049,445           446,460            747,992
    Futures contracts                                                         (966,844)               --                 --
                                                                            ----------         ---------          ---------
Net realized gain (loss) on investments                                         82,601           446,460            747,992
Net change in unrealized appreciation (depreciation) on investments          2,679,301         1,011,690             41,422
                                                                             ---------         ---------             ------
Net gain (loss) on investments                                               2,761,902         1,458,150            789,414
                                                                             ---------         ---------            -------
Net increase (decrease) in net assets resulting from operations            $14,576,873        $4,918,682         $4,212,785
                                                                           ===========        ==========         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of operations
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust
                                                                             Minnesota         New York              Ohio
                                                                            Tax-Exempt        Tax-Exempt          Tax-Exempt
Year ended June 30, 2002                                                       Fund              Fund                Fund
Investment income
Income:
Interest                                                                   $24,178,894        $5,689,908         $4,057,362
                                                                           -----------        ----------         ----------
Expenses (Note 2):
Investment management services fee                                           1,971,770           507,335            372,070
Distribution fee
    Class A                                                                    917,641           225,478            170,941
    Class B                                                                    589,303           170,137             97,934
    Class C                                                                     30,888             7,374              9,925
Transfer agency fee                                                            196,045            50,253             33,275
Incremental transfer agency fee
    Class A                                                                     18,594             4,628              3,161
    Class B                                                                      5,190             1,490                845
    Class C                                                                        412               141                 93
Administrative services fees and expenses                                      167,448            43,393             31,438
Compensation of board members                                                   11,260            10,285             10,285
Custodian fees                                                                  22,977            12,547             10,066
Printing and postage                                                            50,003            12,079              8,413
Registration fees                                                               30,580            34,085             36,938
Audit fees                                                                      19,250            17,750             16,500
Other                                                                            2,896             3,054                441
                                                                                 -----             -----                ---
Total expenses                                                               4,034,257         1,100,029            802,325
    Earnings credits on cash balances (Note 2)                                 (24,977)           (2,537)            (5,224)
                                                                               -------            ------             ------
Total net expenses                                                           4,009,280         1,097,492            797,101
                                                                             ---------         ---------            -------
Investment income (loss) -- net                                             20,169,614         4,592,416          3,260,261
                                                                            ----------         ---------          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                           6,142,362         1,189,729            741,736
    Futures contracts                                                         (919,566)          (36,955)           (18,062)
                                                                              --------           -------            -------
Net realized gain (loss) on investments                                      5,222,796         1,152,774            723,674
Net change in unrealized appreciation (depreciation) on investments           (516,776)         (249,388)           322,391
                                                                              --------          --------            -------
Net gain (loss) on investments                                               4,706,020           903,386          1,046,065
                                                                             ---------           -------          ---------
Net increase (decrease) in net assets resulting from operations            $24,875,634        $5,495,802         $4,306,326
                                                                           ===========        ==========         ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
31    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust
                                                             California Tax-Exempt Fund         Massachusetts Tax-Exempt Fund
Year ended June 30,                                           2002                 2001              2002            2001
Operations and distributions
Investment income (loss) -- net                           $ 11,814,971       $  11,680,771    $   3,460,532   $   3,840,113
Net realized gain (loss) on investments                         82,601          (1,830,748)         446,460         124,201
Net change in unrealized appreciation (depreciation)
   on investments                                            2,679,301           8,710,217        1,011,690       2,441,440
                                                             ---------           ---------        ---------       ---------
Net increase (decrease) in net assets
   resulting from operations                                14,576,873          18,560,240        4,918,682       6,405,754
                                                            ----------          ----------        ---------       ---------
Distributions to shareholders from:
    Net investment income
    Class A                                                (10,780,957)        (10,760,792)      (2,702,376)     (3,110,622)
    Class B                                                   (958,913)           (893,383)        (710,330)       (705,659)
    Class C                                                    (85,460)            (16,198)         (44,625)        (25,202)
                                                               -------             -------          -------         -------
Total distributions                                        (11,825,330)        (11,670,373)      (3,457,331)     (3,841,483)
                                                           -----------         -----------       ----------      ----------
Share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                 33,494,831          39,718,956        9,681,074      10,931,282
    Class B shares                                           5,623,387           6,533,410        7,560,746       3,986,974
    Class C shares                                           2,865,234           1,283,535        1,542,297         401,630
Reinvestment of distributions at net asset value
    Class A shares                                           7,198,598           7,119,547        2,155,918       2,494,457
    Class B shares                                             716,434             682,053          554,566         547,285
    Class C shares                                              82,396              12,648           43,201          25,164
Payments for redemptions
    Class A shares                                         (40,934,944)        (35,050,333)     (11,618,413)    (10,097,344)
    Class B shares (Note 2)                                 (3,138,704)         (4,535,825)      (2,863,167)     (2,202,984)
    Class C shares (Note 2)                                   (566,965)           (199,923)         (92,628)         (7,584)
                                                              --------            --------          -------          ------
Increase (decrease) in net assets
   from share transactions                                   5,340,267          15,564,068        6,963,594       6,078,880
                                                             ---------          ----------        ---------       ---------
Total increase (decrease) in net assets                      8,091,810          22,453,935        8,424,945       8,643,151
Net assets at beginning of year                            256,215,903         233,761,968       83,983,450      75,340,299
                                                           -----------         -----------       ----------      ----------
Net assets at end of year                                 $264,307,713        $256,215,903     $ 92,408,395    $ 83,983,450
                                                          ============        ============     ============    ============
Undistributed (excess of distributions over)
  net investment income                                   $         39        $     10,398     $      3,199    $         (2)
                                                          ------------        ------------     ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                              Michigan Tax-Exempt Fund            Minnesota Tax-Exempt Fund
Year ended June 30,                                           2002                 2001              2002            2001
Operations and distributions
Investment income (loss) -- net                            $ 3,423,371        $  3,600,202     $ 20,169,614    $ 21,052,341
Net realized gain (loss) on investments                        747,992             191,171        5,222,796      (1,943,976)
Net change in unrealized appreciation (depreciation)
  on investments                                                41,422           2,276,366         (516,776)     12,884,312
                                                                ------           ---------         --------      ----------
Net increase (decrease) in net assets
    resulting from operations                                4,212,785           6,067,739       24,875,634      31,992,677
                                                             ---------           ---------       ----------      ----------
Distributions to shareholders from:
    Net investment income
    Class A                                                 (3,105,521)         (3,327,020)     (17,759,670)    (18,810,469)
    Class B                                                   (275,352)           (262,535)      (2,383,907)     (2,219,057)
    Class C                                                    (33,507)             (3,631)        (126,057)        (32,460)
                                                               -------              ------         --------         -------
Total distributions                                         (3,414,380)         (3,593,186)     (20,269,634)    (21,061,986)
                                                            ----------          ----------      -----------     -----------
Share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                  9,654,946           8,519,696       65,421,543      72,638,585
    Class B shares                                           2,076,931           1,208,719       15,393,581      12,617,886
    Class C shares                                           1,376,765             216,679        3,561,686       1,721,901
Reinvestment of distributions at net asset value
    Class A shares                                           2,425,406           2,517,943       14,104,344      14,979,095
    Class B shares                                             207,725             198,272        1,964,040       1,846,453
    Class C shares                                              17,110               1,174          114,925          28,344
Payments for redemptions
    Class A shares                                          (9,785,605)        (11,731,757)     (66,134,707)    (79,888,353)
    Class B shares (Note 2)                                   (601,805)         (1,047,810)      (6,815,468)     (7,009,477)
    Class C shares (Note 2)                                   (205,370)                 --         (551,308)        (29,028)
                                                              --------          ----------         --------         -------
Increase (decrease) in net assets
    from share transactions                                  5,166,103            (117,084)      27,058,636      16,905,406
                                                             ---------            --------       ----------      ----------
Total increase (decrease) in net assets                      5,964,508           2,357,469       31,664,636      27,836,097
Net assets at beginning of year                             73,681,937          71,324,468      412,099,213     384,263,116
                                                            ----------          ----------      -----------     -----------
Net assets at end of year                                  $79,646,445        $ 73,681,937     $443,763,849    $412,099,213
                                                           ===========        ============     ============    ============
Undistributed net investment income                        $     9,006        $         15     $         73    $    100,093
                                                           -----------        ------------     ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets
AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                              New York Tax-Exempt Fund              Ohio Tax-Exempt Fund
Year ended June 30,                                           2002                 2001              2002            2001
Operations and distributions
Investment income (loss) -- net                           $  4,592,416        $  4,809,815     $  3,260,261    $  3,478,451
Net realized gain (loss) on investments                      1,152,774             561,832          723,674        (117,724)
Net change in unrealized appreciation (depreciation)
    on investments                                            (249,388)          3,325,987          322,391       1,999,088
                                                              --------           ---------          -------       ---------
Net increase (decrease) in net assets
    resulting from operations                                5,495,802           8,697,634        4,306,326       5,359,815
                                                             ---------           ---------        ---------       ---------
Distributions to shareholders from:
    Net investment income
    Class A                                                 (3,950,616)         (4,229,578)      (2,885,476)     (3,170,105)
    Class B                                                   (611,823)           (585,710)        (338,845)       (303,547)
    Class C                                                    (27,161)             (5,568)         (34,240)         (4,799)
                                                               -------              ------          -------          ------
Total distributions                                         (4,589,600)         (4,820,856)      (3,258,561)     (3,478,451)
                                                            ----------          ----------       ----------      ----------
Share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                 11,016,258          10,426,775       12,656,332      13,023,386
    Class B shares                                           4,034,756           4,013,030        4,337,475       2,015,019
    Class C shares                                           1,029,957             357,049          678,955         686,081
Reinvestment of distributions at net asset value
    Class A shares                                           3,017,090           3,190,608        2,209,759       2,420,796
    Class B shares                                             468,120             433,889          257,092         231,940
    Class C shares                                              25,291               3,471           34,104           4,639
Payments for redemptions
    Class A shares                                         (10,849,539)        (13,763,371)     (13,283,245)    (10,236,659)
    Class B shares (Note 2)                                 (2,559,354)         (2,300,461)      (1,008,014)       (937,170)
    Class C shares (Note 2)                                   (159,021)            (61,242)        (146,087)             --
                                                              --------             -------         --------       ---------
Increase (decrease) in net assets
    from share transactions                                  6,023,558           2,299,748        5,736,371       7,208,032
                                                             ---------           ---------        ---------       ---------
Total increase (decrease) in net assets                      6,929,760           6,176,526        6,784,136       9,089,396
Net assets at beginning of year                            104,981,830          98,805,304       75,729,500      66,640,104
                                                           -----------          ----------       ----------      ----------
Net assets at end of year                                 $111,911,590        $104,981,830     $ 82,513,636    $ 75,729,500
                                                          ============        ============     ============    ============
Undistributed (excess of distributions over)
    net investment income                                 $      2,800        $        (16)    $      1,699    $         (1)
                                                          ------------        ------------     ------------    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Notes to Financial Statements

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust were organized as Massachusetts business trusts. AXP California Tax-Exempt Trust includes only AXP California Tax-Exempt Fund. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of individual state tax-exempt funds and one insured national tax-exempt fund, including AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940 (as amended). Each Fund has unlimited authorized shares of beneficial interest.

Each Fund's goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than Funds that have a broader geographical diversification.

Each Fund offers Class A, Class B and Class C shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee and incremental transfer agency fee (class specific expenses) differ among classes. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------
35    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2002, the outstanding forward-commitments for the Funds are as follows:

                                         Other          When-issued
Fund                              forward-commitments   securities
California Tax-Exempt Fund            $       --       $7,888,767
Massachusetts Tax-Exempt Fund                 --        5,777,335
Michigan Tax-Exempt Fund               2,524,989        3,557,290
Minnesota Tax-Exempt Fund                     --        7,480,597
New York Tax-Exempt Fund               1,017,730        7,485,545
Ohio Tax-Exempt Fund                          --        2,385,059

Federal taxes
Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                                   2002          2001
California Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(a)       $10,780,957    $10,760,792
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(a)           958,913        893,383
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(a)            85,460         16,198
    Long-term capital gain                                                 --             --

(a) Tax-exempt interest distributions were 99.63% and 99.93% for the years ended 2002 and 2001, respectively.

Massachusetts Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(b)         2,702,376      3,110,622
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(b)           710,330        705,659
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(b)            44,625         25,202
    Long-term capital gain                                                 --             --

(b) Tax-exempt interest distributions were 99.89% and 100% for the years ended 2002 and 2001, respectively.


--------------------------------------------------------------------------------
36    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Year ended June 30,                                                   2002          2001
Michigan Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(c)        $3,105,521     $3,327,020
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(c)           275,352        262,535
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(c)            33,507          3,631
    Long-term capital gain                                                 --             --

(c) Tax-exempt interest distributions were 99.46% and 100% for the years ended 2002 and 2001, respectively.

Minnesota Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(d)        17,759,670     18,810,469
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(d)         2,383,907      2,219,057
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(d)           126,057         32,460
    Long-term capital gain                                                 --             --

(d) Tax-exempt interest distributions were 97.85% and 99.16% for the years ended 2002 and 2001, respectively.

New York Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(e)         3,950,616      4,229,578
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(e)           611,823        585,710
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(e)            27,161          5,568
    Long-term capital gain                                                 --             --

(e) Tax-exempt interest distributions were 99.66% and 99.82% for the years ended 2002 and 2001, respectively.

Ohio Tax-Exempt Fund
Class A
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(f)         2,885,476      3,170,105
    Long-term capital gain                                                 --             --
Class B
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(f)           338,845        303,547
    Long-term capital gain                                                 --             --
Class C
Distributions paid from:
    Ordinary income -- tax-exempt interest distributions(f)            34,240          4,799
    Long-term capital gain                                                 --             --

(f) Tax-exempt interest distributions were 99.84% and 100% for the years ended 2002 and 2001, respectively.

--------------------------------------------------------------------------------
37    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

As of June 30, 2002, the components of distributable earnings on a tax basis for each Fund are as follows:
                                Undistributed          Accumulated                 Unrealized
Fund                          tax-exempt income    long-term gain (loss)   appreciation (depreciation)
California Tax-Exempt Fund        $ 66,248           $(6,521,703)                  $16,281,520
Massachusetts Tax-Exempt Fund       21,834              (639,020)                    2,663,489
Michigan Tax-Exempt Fund            28,606            (1,155,781)                    3,257,501
Minnesota Tax-Exempt Fund          111,139            (5,225,228)                    8,155,037
New York Tax-Exempt Fund            27,126            (1,214,744)                    5,258,815
Ohio Tax-Exempt Fund                20,630              (732,897)                    2,785,235

Dividends to shareholders
Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
Each Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.47% to 0.38% annually.

Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the base fee of $17.50. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50
o   Class B $20.50
o   Class C $20.00

Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.25% of each Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Sales charges received by the Distributor for distributing the Funds' shares for the year ended June 30, 2002, are as follows:

Fund                               Class A    Class B   Class C
California Tax-Exempt Fund        $413,671    $24,801    $2,198
Massachusetts Tax-Exempt Fund      150,126     27,649       739
Michigan Tax-Exempt Fund           122,675      6,371     1,101
Minnesota Tax-Exempt Fund          727,238     50,577     1,053
New York Tax-Exempt Fund           115,957     18,083       868
Ohio Tax-Exempt Fund               107,981     12,028       252

During the year ended June 30, 2002, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                   Reduction
California Tax-Exempt Fund                              $12,964
Massachusetts Tax-Exempt Fund                            10,658
Michigan Tax-Exempt Fund                                  2,104
Minnesota Tax-Exempt Fund                                24,977
New York Tax-Exempt Fund                                  2,537
Ohio Tax-Exempt Fund                                      5,224

--------------------------------------------------------------------------------
38    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
For the year ended June 30, 2002, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                 Purchases       Proceeds
California Tax-Exempt Fund         $ 63,867,557    $ 39,640,626
Massachusetts Tax-Exempt Fund        56,170,264      42,287,698
Michigan Tax-Exempt Fund             30,944,374      23,110,731
Minnesota Tax-Exempt Fund           199,551,578     142,154,533
New York Tax-Exempt Fund             58,102,220      43,656,273
Ohio Tax-Exempt Fund                 34,618,386      23,732,168

Realized gains and losses are determined on an identified cost basis.

4. SHARE TRANSACTIONS
Transactions in shares for each Fund for the years indicated are as follows:

California Tax-Exempt Fund
                                               Year ended June 30, 2002
                                         Class A         Class B      Class C
Sold                                     6,400,241     1,076,874     546,402
Issued for reinvested distributions      1,377,230       137,133      15,782
Redeemed                                (7,849,109)     (601,379)   (108,997)
                                        ----------      --------    --------
Net increase (decrease)                    (71,638)      612,628     453,187
                                           -------       -------     -------

                                               Year ended June 30, 2001
                                         Class A         Class B      Class C
Sold                                     7,659,300     1,263,236     246,520
Issued for reinvested distributions      1,376,078       131,813       2,434
Redeemed                                (6,761,420)     (879,873)    (38,657)
                                        ----------      --------     -------
Net increase (decrease)                  2,273,958       515,176     210,297
                                         ---------       -------     -------

Massachusetts Tax-Exempt Fund
                                               Year ended June 30, 2002
                                         Class A         Class B      Class C
Sold                                     1,812,571     1,416,140     288,225
Issued for reinvested distributions        403,515       103,797       8,087
Redeemed                                (2,176,807)     (536,151)    (17,426)
                                        ----------      --------     -------
Net increase (decrease)                     39,279       983,786     278,886
                                            ------       -------     -------

                                               Year ended June 30, 2001
                                         Class A         Class B      Class C
Sold                                     2,084,519       761,081      77,464
Issued for reinvested distributions        476,839       104,628       4,807
Redeemed                                (1,929,278)     (422,594)     (1,437)
                                        ----------      --------      ------
Net increase (decrease)                    632,080       443,115      80,834
                                           -------       -------      ------

Michigan Tax-Exempt Fund
                                               Year ended June 30, 2002
                                         Class A         Class B      Class C
Sold                                     1,819,107       391,292     258,824
Issued for reinvested distributions        456,888        39,126       3,229
Redeemed                                (1,842,736)     (113,589)    (38,682)
                                        ----------      --------     -------
Net increase (decrease)                    433,259       316,829     223,371
                                           -------       -------     -------

                                               Year ended June 30, 2001
                                         Class A          Class B     Class C
Sold                                     1,627,887       230,545      41,029
Issued for reinvested distributions        483,154        38,031         223
Redeemed                                (2,251,346)     (201,446)         --
                                        ----------      --------      ------
Net increase (decrease)                   (140,305)       67,130      41,252
                                          --------        ------      ------

--------------------------------------------------------------------------------
39    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Minnesota Tax-Exempt Fund
                                               Year ended June 30, 2002
                                          Class A         Class B     Class C
Sold                                    12,664,270     2,975,471     688,424
Issued for reinvested distributions      2,727,845       379,830      22,223
Redeemed                               (12,789,800)   (1,320,782)   (106,738)
                                       -----------    ----------    --------
Net increase (decrease)                  2,602,315     2,034,519     603,909
                                         ---------     ---------     -------

                                               Year ended June 30, 2001
                                          Class A         Class B     Class C
Sold                                    14,211,979     2,466,687     336,562
Issued for reinvested distributions      2,933,370       361,533       5,526
Redeemed                               (15,653,720)   (1,377,164)     (5,658)
                                       -----------    ----------      ------
Net increase (decrease)                  1,491,629     1,451,056     336,430
                                         ---------     ---------     -------

New York Tax-Exempt Fund
                                               Year ended June 30, 2002
                                          Class A         Class B     Class C
Sold                                     2,146,982       784,095     200,482
Issued for reinvested distributions        587,385        91,154       4,929
Redeemed                                (2,110,315)     (497,151)    (31,041)
                                        ----------      --------     -------
Net increase (decrease)                    624,052       378,098     174,370
                                           -------       -------     -------

                                               Year ended June 30, 2001
                                          Class A         Class B     Class C
Sold                                     2,061,413       789,717      70,172
Issued for reinvested distributions        631,197        85,801         680
Redeemed                                (2,729,151)     (456,854)    (12,150)
                                        ----------      --------     -------
Net increase (decrease)                    (36,541)      418,664      58,702
                                           -------       -------      ------

Ohio Tax-Exempt Fund
                                               Year ended June 30, 2002
                                          Class A         Class B     Class C
Sold                                     2,378,833       817,058     127,515
Issued for reinvested distributions        415,736        48,376       6,415
Redeemed                                (2,499,609)     (189,940)    (27,577)
                                        ----------      --------     -------
Net increase (decrease)                    294,960       675,494     106,353
                                           -------       -------     -------

                                               Year ended June 30, 2001
                                          Class A         Class B     Class C
Sold                                     2,487,537       385,003     130,184
Issued for reinvested distributions        462,347        44,290         880
Redeemed                                (1,957,754)     (179,453)         --
                                        ----------      --------      ------
Net increase (decrease)                    992,130       249,840     131,064
                                           -------       -------     -------

--------------------------------------------------------------------------------
40   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs as of June 30, 2002 are as follows:

Fund                                 Carry-over        Expiration date
California Tax-Exempt Fund           $6,521,703           2006-2010
Massachusetts Tax-Exempt Fund           639,020           2008-2009
Michigan Tax-Exempt Fund              1,155,781           2008-2009
Minnesota Tax-Exempt Fund             5,225,228           2008-2011
New York Tax-Exempt Fund              1,214,744           2005-2009
Ohio Tax-Exempt Fund                    732,897           2008-2009

It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

6. BANK BORROWINGS
Each Fund has a revolving credit agreement with U.S. Bank, N.A., whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Each Fund had no borrowings outstanding during the year ended June 30, 2002.

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

AXP California Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.18     $5.03    $5.18     $5.35     $5.24
Income from investment operations:
Net investment income (loss)                                                    .24       .25      .26       .27       .29
Net gains (losses) (both realized and unrealized)                               .05       .15     (.15)     (.17)      .11
Total from investment operations                                                .29       .40      .11       .10       .40
Less distributions:
Dividends from net investment income                                           (.24)     (.25)    (.26)     (.27)     (.29)
Net asset value, end of period                                                $5.23     $5.18    $5.03     $5.18     $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                        $234      $231     $213      $246      $239
Ratio of expenses to average daily net assets(c)                               .84%      .85%     .82%      .79%      .75%
Ratio of net investment income (loss) to average daily net assets             4.56%     4.79%    5.18%     4.97%     5.24%
Portfolio turnover rate (excluding short-term securities)                       16%       11%      18%       16%       15%
Total return(e)                                                               5.66%     8.00%    2.19%     1.80%     7.72%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
41    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.17     $5.03     $5.18    $5.35     $5.24
Income from investment operations:
Net investment income (loss)                                                    .20       .21       .22      .22       .25
Net gains (losses) (both realized and unrealized)                               .06       .14      (.15)    (.17)      .11
Total from investment operations                                                .26       .35       .07      .05       .36
Less distributions:
Dividends from net investment income                                           (.20)     (.21)     (.22)    (.22)     (.25)
Net asset value, end of period                                                $5.23     $5.17     $5.03    $5.18     $5.35

Ratios/supplemental data
Net assets, end of period (in millions)                                         $27       $24       $21      $21       $15
Ratio of expenses to average daily net assets(c)                              1.59%     1.60%     1.58%    1.53%     1.50%
Ratio of net investment income (loss) to average daily net assets             3.81%     3.99%     4.43%    4.23%     4.50%
Portfolio turnover rate (excluding short-term securities)                       16%       11%       18%      16%       15%
Total return(e)                                                               5.07%     6.98%     1.44%    1.03%     6.94%

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001     2000(b)
Net asset value, beginning of period                                          $5.18     $5.03     $5.02
Income from investment operations:
Net investment income (loss)                                                    .20       .21        --
Net gains (losses) (both realized and unrealized)                               .06       .15       .01
Total from investment operations                                                .26       .36       .01
Less distributions:
Dividends from net investment income                                           (.20)     (.21)       --
Net asset value, end of period                                                $5.24     $5.18     $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                          $3        $1       $--
Ratio of expenses to average daily net assets(c)                              1.60%     1.60%     1.58%(d)
Ratio of net investment income (loss) to average daily net assets             3.86%     4.04%     4.43%(d)
Portfolio turnover rate (excluding short-term securities)                       16%       11%       18%
Total return(e)                                                               5.07%     7.20%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
42  AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.28     $5.11     $5.39    $5.56     $5.42
Income from investment operations:
Net investment income (loss)                                                    .22       .27       .27      .27       .29
Net gains (losses) (both realized and unrealized)                               .09       .17      (.27)    (.17)      .14
Total from investment operations                                                .31       .44        --      .10       .43
Less distributions:
Dividends from net investment income                                           (.22)     (.27)     (.28)    (.27)     (.29)
Net asset value, end of period                                                $5.37     $5.28     $5.11    $5.39     $5.56

Ratios/supplemental data
Net assets, end of period (in millions)                                         $66       $65       $59      $70       $67
Ratio of expenses to average daily net assets(c)                               .91%      .95%      .93%     .81%      .82%
Ratio of net investment income (loss) to average daily net assets             4.11%     5.04%     5.28%    4.99%     5.17%
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%       5%        9%
Total return(e)                                                               5.94%     8.64%      .04%    1.72%     8.13%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.28     $5.11     $5.39    $5.56     $5.42
Income from investment operations:
Net investment income (loss)                                                    .18       .23       .24      .23       .24
Net gains (losses) (both realized and unrealized)                               .09       .17      (.28)    (.17)      .14
Total from investment operations                                                .27       .40      (.04)     .06       .38
Less distributions:
Dividends from net investment income                                           (.18)     (.23)     (.24)    (.23)     (.24)
Net asset value, end of period                                                $5.37     $5.28     $5.11    $5.39     $5.56

Ratios/supplemental data
Net assets, end of period (in millions)                                         $24       $18       $16      $17       $13
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.69%    1.56%     1.57%
Ratio of net investment income (loss) to average daily net assets             3.34%     4.28%     4.53%    4.25%     4.43%
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%       5%        9%
Total return(e)                                                               5.15%     7.83%     (.71%)    .96%     7.32%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
43   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.28     $5.11     $5.10
Income from investment operations:
Net investment income (loss)                                                    .18       .23        --
Net gains (losses) (both realized and unrealized)                               .09       .17       .01
Total from investment operations                                                .27       .40       .01
Less distributions:
Dividends from net investment income                                           (.18)     (.23)       --
Net asset value, end of period                                                $5.37     $5.28     $5.11

Ratios/supplemental data
Net assets, end of period (in millions)                                          $2        $1       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.69%(d)
Ratio of net investment income (loss) to average daily net assets             3.32%     4.30%     4.53%(d)
Portfolio turnover rate (excluding short-term securities)                       53%        4%        7%
Total return(e)                                                               5.16%     7.84%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
44   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.09     $5.38    $5.57     $5.44
Income from investment operations:
Net investment income (loss)                                                    .24       .27       .27      .28       .29
Net gains (losses) (both realized and unrealized)                               .06       .18      (.29)    (.17)      .13
Total from investment operations                                                .30       .45      (.02)     .11       .42
Less distributions:
Dividends from net investment income                                           (.24)     (.27)     (.27)    (.28)     (.29)
Distributions from realized gains                                                --        --        --     (.02)       --
Total distributions                                                            (.24)     (.27)     (.27)    (.30)     (.29)
Net asset value, end of period                                                $5.33     $5.27     $5.09    $5.38     $5.57

Ratios/supplemental data
Net assets, end of period (in millions)                                         $70       $67       $65      $77       $77
Ratio of expenses to average daily net assets(c)                               .92%      .95%      .89%     .83%      .82%
Ratio of net investment income (loss) to average daily net assets             4.57%     5.09%     5.30%    5.00%     5.19%
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%      20%       10%
Total return(e)                                                               5.83%     8.90%     (.14%)   1.92%     7.66%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002     2001      2000      1999      1998
Net asset value, beginning of period                                          $5.27     $5.09     $5.38    $5.57     $5.44
Income from investment operations:
Net investment income (loss)                                                    .20       .23       .23      .24       .25
Net gains (losses) (both realized and unrealized)                               .06       .18      (.29)    (.17)      .13
Total from investment operations                                                .26       .41      (.06)     .07       .38
Less distributions:
Dividends from net investment income                                           (.20)     (.23)     (.23)    (.24)     (.25)
Distributions from realized gains                                                --        --        --     (.02)       --
Total distributions                                                            (.20)     (.23)     (.23)    (.26)     (.25)
Net asset value, end of period                                                $5.33     $5.27     $5.09    $5.38     $5.57

Ratios/supplemental data
Net assets, end of period (in millions)                                          $8        $6        $6       $7        $5
Ratio of expenses to average daily net assets(c)                              1.67%     1.70%     1.64%    1.59%     1.57%
Ratio of net investment income (loss) to average daily net assets             3.82%     4.34%     4.55%    4.25%     4.44%
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%      20%       10%
Total return(e)                                                               5.04%     8.09%     (.92%)   1.17%     6.86%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
45   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.27     $5.09     $5.08
Income from investment operations:
Net investment income (loss)                                                    .20       .22        --
Net gains (losses) (both realized and unrealized)                               .06       .18       .01
Total from investment operations                                                .26       .40       .01
Less distributions:
Dividends from net investment income                                           (.20)     (.22)       --
Net asset value, end of period                                                $5.33     $5.27     $5.09

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1       $--       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.70%     1.64%(d)
Ratio of net investment income (loss) to average daily net assets             3.80%     4.36%     4.23%(d)
Portfolio turnover rate (excluding short-term securities)                       33%        4%       12%
Total return(e)                                                               5.05%     8.02%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
46   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.14     $5.00     $5.26    $5.41     $5.30
Income from investment operations:
Net investment income (loss)                                                    .25       .28       .29      .29       .30
Net gains (losses) (both realized and unrealized)                               .06       .14      (.27)    (.15)      .11
Total from investment operations                                                .31       .42       .02      .14       .41
Less distributions:
Dividends from net investment income                                           (.25)     (.28)     (.28)    (.29)     (.30)
Net asset value, end of period                                                $5.20     $5.14     $5.00    $5.26     $5.41

Ratios/supplemental data
Net assets, end of period (in millions)                                        $375      $357      $340     $406      $385
Ratio of expenses to average daily net assets(c)                               .83%      .84%      .82%     .78%      .75%
Ratio of net investment income (loss) to average daily net assets             4.82%     5.45%     5.68%    5.37%     5.61%
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%      13%        8%
Total return(e)                                                               6.15%     8.53%      .60%    2.62%     7.96%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.14     $5.00     $5.26    $5.41     $5.30
Income from investment operations:
Net investment income (loss)                                                    .21       .24       .25      .25       .26
Net gains (losses) (both realized and unrealized)                               .06       .14      (.26)    (.15)      .11
Total from investment operations                                                .27       .38      (.01)     .10       .37
Less distributions:
Dividends from net investment income                                           (.21)     (.24)     (.25)    (.25)     (.26)
Net asset value, end of period                                                $5.20     $5.14     $5.00    $5.26     $5.41

Ratios/supplemental data
Net assets, end of period (in millions)                                         $64       $53       $44      $46       $31
Ratio of expenses to average daily net assets(c)                              1.59%     1.60%     1.58%    1.54%     1.50%
Ratio of net investment income (loss) to average daily net assets             4.02%     4.70%     4.94%    4.61%     4.86%
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%      13%        8%
Total return(e)                                                               5.36%     7.72%    (.16%)    1.85%     7.17%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
47   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.14     $5.00     $4.99
Income from investment operations:
Net investment income (loss)                                                    .21       .24        --
Net gains (losses) (both realized and unrealized)                               .06       .14       .01
Total from investment operations                                                .27       .38       .01
Less distributions:
Dividends from net investment income                                           (.21)     (.24)       --
Net asset value, end of period                                                $5.20     $5.14     $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                          $5        $2       $--
Ratio of expenses to average daily net assets(c)                              1.59%     1.59%     1.58%(d)
Ratio of net investment income (loss) to average daily net assets             4.04%     4.74%     4.94%(d)
Portfolio turnover rate (excluding short-term securities)                       36%        4%       18%
Total return(e)                                                               5.36%     7.75%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
48   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.12     $4.92     $5.15    $5.29     $5.15
Income from investment operations:
Net investment income (loss)                                                    .22       .25       .27      .25       .27
Net gains (losses) (both realized and unrealized)                               .04       .20      (.23)    (.14)      .14
Total from investment operations                                                .26       .45       .04      .11       .41
Less distributions:
Dividends from net investment income                                           (.22)     (.25)     (.27)    (.25)     (.27)
Net asset value, end of period                                                $5.16     $5.12     $4.92    $5.15     $5.29

Ratios/supplemental data
Net assets, end of period (in millions)                                         $92       $88       $85     $102      $105
Ratio of expenses to average daily net assets(c)                               .90%      .91%      .88%     .82%      .79%
Ratio of net investment income (loss) to average daily net assets             4.38%     4.90%     5.27%    4.93%     5.22%
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%       8%       10%
Total return(e)                                                               5.26%     9.28%      .77%    2.04%     8.20%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.12     $4.92     $5.15    $5.29     $5.15
Income from investment operations:
Net investment income (loss)                                                    .19       .21       .23      .21       .23
Net gains (losses) (both realized and unrealized)                               .04       .20      (.23)    (.14)      .14
Total from investment operations                                                .23       .41        --      .07       .37
Less distributions:
Dividends from net investment income                                           (.19)     (.21)     (.23)    (.21)     (.23)
Net asset value, end of period                                                $5.16     $5.12     $4.92    $5.15     $5.29

Ratios/supplemental data
Net assets, end of period (in millions)                                         $18       $16       $13      $14       $10
Ratio of expenses to average daily net assets(c)                              1.65%     1.66%     1.63%    1.57%     1.55%
Ratio of net investment income (loss) to average daily net assets             3.60%     4.14%     4.54%    4.20%     4.47%
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%       8%       10%
Total return(e)                                                               4.48%     8.47%      .01%    1.28%     7.35%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
49   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.11     $4.92     $4.91
Income from investment operations:
Net investment income (loss)                                                    .19       .21        --
Net gains (losses) (both realized and unrealized)                               .05       .19       .01
Total from investment operations                                                .24       .40       .01
Less distributions:
Dividends from net investment income                                           (.19)     (.21)       --
Net asset value, end of period                                                $5.16     $5.11     $4.92

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1       $--       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.66%     1.63%(d)
Ratio of net investment income (loss) to average daily net assets             3.69%     4.09%     4.54%(d)
Portfolio turnover rate (excluding short-term securities)                       44%       13%       11%
Total return(e)                                                               4.68%     8.26%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
50   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.13     $5.36    $5.50     $5.38
Income from investment operations:
Net investment income (loss)                                                    .22       .27       .27      .27       .29
Net gains (losses) (both realized and unrealized)                               .08       .14      (.23)    (.14)      .12
Total from investment operations                                                .30       .41       .04      .13       .41
Less distributions:
Dividends from net investment income                                           (.22)     (.27)     (.27)    (.27)     (.29)
Net asset value, end of period                                                $5.35     $5.27     $5.13    $5.36     $5.50

Ratios/supplemental data
Net assets, end of period (in millions)                                         $69       $67       $60      $69       $67
Ratio of expenses to average daily net assets(c)                               .91%      .93%      .88%     .88%      .83%
Ratio of net investment income (loss) to average daily net assets             4.22%     4.98%     5.31%    5.02%     5.22%
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%       5%       10%
Total return(e)                                                               5.87%     7.95%      .91%    2.50%     7.79%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001      2000     1999      1998
Net asset value, beginning of period                                          $5.27     $5.13     $5.36    $5.50     $5.38
Income from investment operations:
Net investment income (loss)                                                    .18       .23       .23      .23       .24
Net gains (losses) (both realized and unrealized)                               .07       .14      (.23)    (.14)      .13
Total from investment operations                                                .25       .37        --      .09       .37
Less distributions:
Dividends from net investment income                                           (.18)     (.23)     (.23)    (.23)     (.25)
Net asset value, end of period                                                $5.34     $5.27     $5.13    $5.36     $5.50

Ratios/supplemental data
Net assets, end of period (in millions)                                         $12        $8        $7       $8        $5
Ratio of expenses to average daily net assets(c)                              1.66%     1.68%     1.64%    1.63%     1.59%
Ratio of net investment income (loss) to average daily net assets             3.46%     4.23%     4.55%    4.27%     4.47%
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%       5%       10%
Total return(e)                                                               4.89%     7.15%      .14%    1.75%     6.98%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
51   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                                   2002      2001     2000(b)
Net asset value, beginning of period                                          $5.28     $5.13     $5.12
Income from investment operations:
Net investment income (loss)                                                    .18       .22        --
Net gains (losses) (both realized and unrealized)                               .07       .15       .01
Total from investment operations                                                .25       .37       .01
Less distributions:
Dividends from net investment income                                           (.18)     (.22)       --
Net asset value, end of period                                                $5.35     $5.28     $5.13

Ratios/supplemental data
Net assets, end of period (in millions)                                          $1        $1       $--
Ratio of expenses to average daily net assets(c)                              1.66%     1.68%     1.64%(d)
Ratio of net investment income (loss) to average daily net assets             3.45%     4.26%     4.55%(d)
Portfolio turnover rate (excluding short-term securities)                       33%        3%       13%
Total return(e)                                                               4.89%     7.27%      .20%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
52   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP California Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (97.9%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

ABAG Financial Authority
   for Nonprofit Corporations
   Certificates of Participation
   International School Series 1996
     05-01-26          7.38%          $2,200,000                $2,339,018
ABAG Financial Authority
   for Nonprofit Corporations
   Revenue Bonds San Diego
   Hospital Association
   Series 2001A
     08-15-20          6.13            1,000,000                 1,025,720
Alameda Unified School District Unlimited
   General Obligation Refunding Bonds
   Alameda County Series 2002
   (FSA Insured)
     07-01-14          5.50            2,000,000(j)              2,245,240
Alhambra City Elementary School District
   Los Angeles County Election of 1999
   General Obligation Bonds Zero Coupon
   Series 1999A (FSA Insured)
     09-01-22          5.95            1,055,000(f)                350,028
Alta Loma School District Unlimited Tax
   Capital Appreciation General Obligation
   Bonds Zero Coupon Series 1999A
   (FGIC Insured)
     08-01-23          5.69            2,600,000(f)                812,734
Anaheim High School District
   Unlimited General Obligation Bonds
   Series 2002A (FSA Insured)
     08-01-16          5.38            1,550,000                 1,662,871
Anaheim Public Financing Authority
   Lease Capital Appreciation Improvement
   Revenue Bonds Zero Coupon
   Series 1997C (FSA Insured)
     09-01-25          5.61            2,170,000(f)                597,944
Anaheim Public Financing Authority
   Revenue Bonds Electric Utilities
   San Juan 2nd Series 1993 (FGIC Insured)
     10-01-22          5.75           11,100,000                11,677,976
Antelope Valley Unified High School District
   Unlimited General Obligation Bonds
   Series 2002A (MBIA Insured)
     08-01-18          5.38            2,270,000                 2,411,262
Arcade Certificate of Participation
   Water District Revenue Bonds
   Series 1997 (FGIC Insured)
     11-01-27          5.00              500,000                   491,570
Beaumont Financing Authority
   Local Agency Revenue Bonds
   Series 2000A
     09-01-32          7.38            1,955,000                 2,042,310
Brea Public Financing Authority
   Water Refunding Bonds
   Series 1998 (FGIC Insured)
     07-01-21          4.75            1,000,000                   968,360
Brea Redevelopment Agency
   Tax Allocation Refunding Bonds
   Redevelopment Project AB
   Series 1993 (MBIA Insured)
     08-01-17          5.50            1,800,000                 1,845,072
Burbank Redevelopment Agency
   Tax Allocation Bonds
   Golden State Series 1993A
     12-01-23          6.00            2,000,000                 2,058,340
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-15          5.50            1,880,000(c)              2,099,001
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (XLCA Insured)
     07-01-17          5.50            1,000,000(c)              1,102,500
Community Development Authority
   Health Facilities Unihealth America
   Certificate of Participation Series 1993
   Inverse Floater (AMBAC Insured)
     10-01-11          9.70            5,000,000(g)              6,284,999
Contra Costa County
   Residential Rent Facility
   Multi-family Housing Revenue Bonds
   Cypress Meadows Series 1998E A.M.T.
     09-01-28          7.00            2,000,000(e)              1,742,720
Encinitas Unified School District
   Unlimited General Obligation Bonds
   Zero Coupon Series 1996 (MBIA Insured)
     08-01-15          5.85            2,500,000(f)              1,321,400
     08-01-16          5.85            1,000,000(f)                495,200
Folsom Special Tax Refunding Bonds
   Community Facilities District #10
   Series 1999
     09-01-24          7.00            3,000,000                 3,206,790
Folsom Special Tax Bonds
   Community Facilities District #14
   Series 2002
     09-01-22          6.13            1,000,000                 1,003,510
Fontana Redevelopment Agency
   Refunding Certificate of Participation
   Police Facility Series 1993
     04-01-16          5.63            4,500,000                 4,600,305
Fontana Unified School District
   Unlimited General Obligation Bonds
   Series 1995C (FGIC Insured)
     05-01-20          6.15            3,470,000                 3,764,395
Fontana Unified School District
   Unlimited Tax General Obligation Bonds
   Series1997D (FGIC Insured)
     05-01-22          5.75            2,000,000                 2,138,420
Foothill/Eastern Transportation
   Corridor Agency Toll Road
   Senior Lien Revenue Bonds
   Series 1995A
     01-01-34          6.00            1,775,000                 2,018,832
Fremont Unified School District
   Unlimited General Obligation Bonds
   Alameda County Series 2002A
   (FGIC Insured)
     08-01-19          5.38            2,250,000                 2,374,043
Fresno Unified School District Fresno
   County Refunding General Obligation
   Bonds Series 1999C (MBIA Insured)
     08-01-22          5.90            2,000,000                 2,259,260
Garden Grove Agency
   Community Development
   Tax Allocation Refunding Bonds
   Garden Grove Community
   Series 1993
     10-01-23          5.88            2,750,000                 2,778,573
Garden Grove Certificate of Participation
   Bahia Village/Emerald Isle
   Series 1993 (FSA Insured)
     08-01-23          5.70            2,660,000                 2,723,441
Infrastructure & Economic Development
   Bank Revenue Bonds
   American Center for Wine, Foods & Arts
   Series 1999 (ACA Insured)
     12-01-19          5.70            2,500,000                 2,568,100
Inglewood Redevelopment Agency
   Revenue Bonds Series 1998A
   (AMBAC Insured)
     05-01-23          5.25            1,100,000                 1,146,475
Intercommunity Hospital Finance Authority
   Certificate of Participation Series 1998
   (ACA Insured)
     11-01-19          5.25            1,250,000                 1,238,675
Irwindale Redevelopment Agency Sub Lien
   Tax Allocation Bonds Series 1996
     12-01-19          7.00            1,700,000                 1,823,352
Janesville Union School District
   Lassen County General Obligation Bonds
   Series 1996
     08-01-21          6.45              855,000                   904,821

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
53   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

La Mirada Redevelopment Agency
   Special Tax Refunding Revenue Bonds
   Community Facilities District #89-1
   Series 1998
     10-01-20          5.70%          $1,000,000                  $985,850
La Palma Community Development
   Commission Refunding Tax Allocation
   Bonds Series 2001 (ACA Insured)
     06-01-21          5.50            1,830,000                 1,844,878
Lake Elsinore Public Finance Authority
   Local Agency Revenue Bonds
   Series 1997F
     09-01-20          7.10            2,945,000                 3,141,726
Lake Elsinore Public Finance Authority Tax
   Allocation Revenue Bonds Series 1999A
     09-01-30          5.50            2,500,000                 2,433,475
Lake Elsinore Redevelopment Agency
   Community Facilities District #90
   Tuscany Hills Public Improvements
   Special Tax Parity Bonds Series 1999A
     10-01-24          6.05            2,000,000                 1,960,040
Lake Elsinore School Finance Authority
   Revenue Bonds Series 1997
     09-01-19          6.13            1,235,000                 1,287,290
Las Virgenes Unified School District
   Los Angeles County Capital Appreciation
   General Obligation Bonds Zero Coupon
   Series 1999 (FSA Insured)
     11-01-21          5.67            1,800,000(f)                627,876
     11-01-22          5.68            2,300,000(f)                755,274
     11-01-23          5.68            2,945,000(f)                908,002
Los Angeles County Schools Regionalized
   Business Services Pooled Financing Program
   Certificate of Participation Zero Coupon
   Series 1999A (AMBAC Insured)
     08-01-27          5.97            2,410,000(f)                590,546
Los Angeles Department of Water & Power
   Revenue Bonds Series 2001A
   (FSA Insured)
     07-01-18          5.25            2,000,000                 2,081,520
Los Angeles Department of Water & Power
   Waterworks Refunding Revenue Bonds
   2nd Issue Series1993
   (Secondary FGIC Insured)
     05-15-18          4.50            3,000,000                 2,903,880
Los Angeles Multi-family Housing
   Revenue Bonds Park Parthenia
   Series 1986 (GNMA Insured)
   A.M.T.
     01-20-22          7.40            1,000,000                 1,007,730
Los Angeles Single Family Home
   Mortgage Revenue Bonds
   Series 1991A (GNMA/FNMA Insured)
   A.M.T.
     06-01-25          6.88              600,000                   607,686
Los Angeles State Harbor Revenue Bonds
   Series 1988 Escrowed to Maturity
     10-01-18          7.60            1,000,000                 1,276,790
Los Angeles State Harbor Revenue Bonds
   Series 1996B (MBIA Insured) A.M.T.
     11-01-19          5.38            2,000,000                 2,045,640
     11-01-23          5.38            1,300,000                 1,310,738
Los Angeles Unified School District
   General Obligation Bonds Series 2001A
   (FSA Insured)
     07-01-21          5.00            2,000,000                 2,002,600
Los Angeles Unified School District
   Unlimited General Obligation
   Refunding Bonds Series 2002
   (MBIA Insured)
     07-01-14          5.75            2,000,000                 2,287,980
     07-01-15          5.75            2,000,000                 2,286,640
Millbrae Residential Facility
   Revenue Bonds Magnolia of Millbrae
   Series 1997A A.M.T.
     09-01-27          7.38            2,500,000                 2,583,925
Modesto Irrigation District Finance Authority
   Refunding Revenue Bonds Domestic Water
   Series 1998D (AMBAC Insured)
     09-01-22          4.75            2,000,000                 1,926,940
Northern California Transmission
   Select Auction Variable Rate Security &
   Residual Interest Revenue Bonds
   Series 1993 (MBIA Insured)
     04-29-24          5.50            4,500,000(i)              4,590,720
Novato Community Facility District #1
   Vintage Oaks Public Improvement
   Special Tax Refunding Bonds
   Series 1994
     08-01-21          7.25            2,000,000                 2,098,360
Orange County Special Tax
   Community Facilities Pre-refunded Bonds
   Aliso Veijo District 88-1
   Series 1992A
     08-15-18          7.35            3,000,000                 3,083,160
Pittsburg Redevelopment Agency
   Tax Allocation Bonds Los Medanos
   Community Development Zero Coupon
   Series 1999 (AMBAC Insured)
     08-01-24          6.05            2,100,000(f)                614,607
Pleasanton Joint Powers Financing Authority
   Reassessment Revenue Bonds
   Series 1993A
     09-02-12          6.15            1,765,000                 1,836,588
Port of Oakland Miscellaneous Revenue
   Bonds Series 2000K (FGIC Insured) A.M.T.
     11-01-18          5.63            1,000,000                 1,051,910
Port of Oakland Refunding Revenue Bonds
   Series 1997G (MBIA Insured) A.M.T.
     11-01-25          5.38            3,080,000                 3,129,403
Puerto Rico Electric Power Authority Refunding
   Revenue Bonds Series 2002-683
   Inverse Floater (MBIA Insured)
     07-01-17         14.20            3,000,000(c,g,j)          4,016,100
Redding Redevelopment Agency
   Tax Allocation Refunding Bonds
   Canby Hilltop Cypress
   Series 1993D (CGIC Insured)
     09-01-23          5.00            4,700,000                 4,663,293
Redwood City Elementary School
   District Capital Appreciation
   General Obligation Bonds
   San Mateo County Zero Coupon
   Series 1997 (FGIC Insured)
     08-01-20          5.65            5,475,000(f)              2,073,328
Richmond Elementary School District
   Lassen County General Obligation Bonds
   Series 1996
     08-01-21          6.50              649,000                   683,196
Richmond Joint Powers Financing Authority
   Lease & Gas Tax Refunding Revenue Bonds
   Series 1995A
     05-15-13          5.25            2,000,000                 2,082,940
Riverside County Certificate of Participation
   Series 1998 (MBIA Insured)
     12-01-21          5.00            1,530,000                 1,529,939
Rural Home Mortgage Financing Authority
   Single Family Mortgage Revenue Bonds
   5th Series 1998B (FNMA/GNMA Insured)
   A.M.T.
     12-01-29          6.35            1,210,000                 1,319,977
Rural Home Mortgage Finance Authority
   Refunding Revenue Bonds
   Single Family Mortgage 2nd Series 1997A
   (GNMA/FNMA Insured) A.M.T.
     09-01-29          7.00            1,260,000                 1,342,265
Sacramento City Financing Authority
   Revenue Bonds City Hall Redevelopment
   Series 2002A (FSA Insured)
     12-01-19          5.38            1,580,000(j)              1,663,045
Sacramento Cogeneration Authority
   Pre-refunded Revenue Bonds
   Procter & Gamble Series 1995
     07-01-10          6.38              500,000                   570,595
Sacramento Cogeneration Authority
   Un-refunded Revenue Bonds
   Procter & Gamble Series 1995
     07-01-10          6.38              500,000                   535,435
Sacramento Power Authority Cogeneration
   Revenue Bonds Campbell Soup
   Series 1995
     07-01-22          6.00            1,000,000                 1,045,020
Salinas High School District
   Unlimited General Obligation Bonds
   Series 2002A (MBIA Insured)
     06-01-13          5.25            1,055,000                 1,156,512
San Bernardino Joint Powers
   Financing Authority Tax Allocation
   Refunding Revenue Bonds
   Series 2002
     04-01-26          6.63            2,000,000                 2,027,780

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
54    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

San Diego Convention Center Expansion
   Financing Authority Revenue Bonds
   Series 1998A (AMBAC Insured)
     04-01-28          4.75%          $3,250,000                $3,069,885
San Diego County Capital Asset Lease
   Certificate of Participation Series 1993
   Inverse Floater (AMBAC Insured)
     09-01-07          9.22            3,200,000(g)              3,924,672
San Diego County Water Authority
   Revenue Bonds Certificates of Participation
   Series 1998A (FGIC Insured)
     05-01-24          4.50            6,475,000                 5,934,467
San Diego Water Utility Systems
   Undivided Interest Revenue Bonds
   Series 1998 (FGIC Insured)
     08-01-28          4.75            2,695,000                 2,544,781
San Francisco City & County Airport
   Commission International Airport
   Refunding Revenue Bonds
   Issue 20 2nd Series 1998
     05-01-26          4.50            2,250,000                 2,044,620
San Jose Redevelopment Agency
   Merged Area Redevelopment
   Tax Allocation Bonds
   Series 1999 (AMBAC Insured)
     08-01-23          4.75            3,000,000                 2,876,370
San Jose Redevelopment Agency
   Merged Area Redevelopment
   Tax Allocation Refunding Bonds
   Series 1993 (MBIA Insured)
     08-01-24          4.75            3,055,000                 2,914,134
San Jose Redevelopment Agency
   Merged Area Tax Allocation Bonds
   Series 1993 Inverse Floater
   (MBIA Insured)
     08-01-14          8.76            3,000,000(g)              3,256,860
San Juan Unified School District
   Unlimited Tax General Obligation Bonds
   Zero Coupon Series 1999
     08-01-21          5.68              820,000(f)                289,952
     08-01-23          5.70            1,820,000(f)                568,914
     08-01-24          5.70            1,810,000(f)                530,855
San Mateo Community College District
   Unlimited General Obligation Bonds
   Series 2002A (FGIC Insured)
     09-01-18          5.38            1,000,000                 1,058,170
San Ramon Certificate of Participation
   Refunding Bonds Series 2001
   (AMBAC Insured)
     03-01-21          5.00            1,835,000                 1,834,872
San Ysidro School District
   General Obligation Bonds
   San Diego County
   Series 1997 (AMBAC Insured)
     08-01-21          6.13            1,000,000                 1,131,180
Santa Clara County Mountain View Los Altos
   Union High School District Unlimited Tax
   General Obligation Bonds Series 1995A
     08-01-15          5.75            1,200,000                 1,271,940
Santa Cruz Certificate of Participation
   Series 1987
     08-01-07          8.38              845,000                   849,546
Santa Monica-Malibu Unified School District
   Capital Appreciation General Obligation
   Bonds Los Angeles County Zero Coupon
   Series 1999 (FGIC Insured)
     08-01-22          5.38            7,300,000(f)              2,430,243
South Tahoe Joint Powers
   Financing Authority
   Refunding Revenue Bonds
   Series 1995B
     10-01-20          6.25            2,700,000                 2,784,888
Southern California Metropolitan Water
   District Waterworks Revenue Bonds
   Series 1997A
     07-01-26          5.00            2,500,000                 2,448,650
Southern California Public Power Authority
   Transmission Special Bonds
   Series 1992
     07-01-12          6.00            2,700,000                 2,762,559
Southern California Tobacco Securitization
   Authority Asset Backed Revenue Bonds
   Series 2002A
     06-01-36          5.50            1,500,000                 1,395,840
State Department Water Resource
   Water Systems Revenue Bonds
   Center Valley Series 1993L
     12-01-23          5.50            3,000,000                 3,037,830
State Department Water Resource
   Water Systems Revenue Bonds
   Center Valley Series 1995O
     12-01-18          4.75            2,000,000                 1,995,400
State Department Water Resources
   Water Systems Revenue Bonds
   Center Valley Series 2002X (FGIC Insured)
     12-01-16          5.50            2,000,000                 2,235,320
State Educational Facilities Authority
   Revenue Bonds Keck Graduate
   Institute of Applied Life Sciences
   Series 2000
     06-01-20          6.63            1,490,000                 1,598,874
State Educational Facilities Authority
   Revenue Bonds Series 1997B
     04-01-21          6.30            1,000,000                 1,063,070
State for Previous Veterans Unlimited
   General Obligation Bonds
   Series 2000B A.M.T.
     12-01-12          4.95            2,250,000                 2,327,378
     12-01-13          5.05            1,435,000                 1,477,462
     12-01-14          5.15            2,535,000                 2,605,777
State General Obligation Bonds
   Series 2000
     05-01-30          5.75            2,000,000                 2,108,920
State Public Works Board
   California Community Colleges Lease
   Pre-refunded Revenue Bonds
   Series 1994
     03-01-19          7.00            2,000,000                 2,211,720
State Public Works Board
   Lease Revenue Bonds
   Department of Corrections
   Series 1996A (AMBAC Insured)
     01-01-21          5.25            1,870,000                 1,883,427
State University Multi-purpose Revenue
   Bonds Series 2000K (FGIC Insured)
     09-01-20          5.00            1,830,000                 1,842,078
State University Refunding Revenue Bonds
   Series 1993C (AMBAC Insured)
     09-01-23          5.00            2,000,000                 1,989,520
State Unlimited General Obligation Bonds
   Series 2002
     02-01-15          6.00            1,000,000                 1,146,060
State Unlimited General Obligation
   Refunding Bonds Series 2002
   (FSA Insured)
     02-01-11          5.25            2,955,000                 3,230,229
State Unlimited Tax General
   Obligation Bonds Series 1993
   (FGIC Insured)
     09-01-23          4.75            1,075,000                 1,027,894
Statewide Communities Development
   Authority Multi-family Housing Revenue
   Bonds Magnolia City Lights
   Series 1999X A.M.T.
     07-01-30          6.65            1,590,000                 1,434,291
Statewide Communities Development Authority
   Certificates of Participation
   St. Joseph Health System Group
   Series 1994
     07-01-15          6.50            3,500,000                 3,891,300
Statewide Communities Development Authority
   College Revenue Bonds Thomas Jefferson
   School of Law Series 2001
     10-01-31          7.75            2,500,000                 2,537,025
Statewide Community Development
   Authority Refunding Revenue Bonds
   Bentley School Series 2002
     07-01-32          6.75            2,000,000                 2,040,440
Stockton Single Family Mortgage
   Revenue Bonds Series 1990A
   (GNMA Insured) A.M.T.
     02-01-23          7.50               70,000                    74,654
Upland Certificate of Participation
   Water System Refunding Bonds
   Series 1992 (FGIC Insured)
     08-01-16          6.60            1,000,000                 1,024,810
Vallejo Certificate of Participation
   Touro University Series 1999
     06-01-29          7.38            2,000,000                 2,027,840
West Contra Costa Unified School District
   Unlimited General Obligation
   Refunding Bonds Series 2001A
   (MBIA Insured)
     02-01-21          5.70            1,710,000                 1,891,089
     02-01-23          5.70            1,920,000                 2,112,134

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

West Sacramento Financing Authority
   Special Tax Revenue Bonds
   Series 1999F
     09-01-29          6.10%          $3,000,000                $2,940,420
Western Hills Water District Special Tax
   Bonds Diablo Grande Community Facilities
   Series 2001
     09-01-31          6.88            2,500,000                 2,510,800
Windsor Civic Center Joint Powers Financing
   Authority Lease Revenue Bonds
   Series 2001A (FSA Insured)
     10-01-24          5.00            2,555,000                 2,521,044
Total

Municipal bonds
(Cost: $240,480,554)                                          $258,804,660

Municipal notes (3.7%)
Issuer(b,d,h)        Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity
Los Angeles Regional Airport Improvement
   Lease Revenue Bonds Los Angeles
   Intl LAX V.R. Series 1985
     12-01-25          2.03%          $3,800,000                $3,800,000
Orange County Water District
   Certificate of Participation V.R. Series 1990B
     08-15-15          1.93            1,300,000                 1,300,000
Rancho Mirage Health Facilities
   Financing Authority Revenue Bonds
   (Eisenhower Medical Center)
   V.R. Series 2001B
     01-01-26          1.96            1,100,000                 1,100,000
State Health Facilities Financing Authority
   Refunding Revenue Bonds
   (Adventist Health Systems/West)
   V.R. Series 1998A (MBIA Insured)
     09-01-28          1.85            1,200,000                 1,200,000
State Health Facilities Financing Authority
   Refunding Revenue Bonds
   V.R. (Sutter Health) Series 1996B
     03-01-12          1.75            1,200,000                 1,200,000
State Housing Finance Agency Revenue Bonds
   Multi-family Housing V.R. Series 2000C
   V.R.
     02-01-33          2.05              900,000                   900,000
Statewide Community Development Authority
   Solid Waste Facilities Revenue Bonds
   (Chevron USA) V.R. Series 1994 A.M.T.
     12-15-24          1.90              400,000                   400,000
Total

Municipal notes
(Cost: $9,900,000)                                              $9,900,000

Total investments in securities
(Cost: $250,380,554)(k)                                       $268,704,660

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA     -- ACA Financial Guaranty Corporation
     AMBAC   -- American Municipal Bond Association Corporation
     BIG     -- Bond Investors Guarantee
     CGIC    -- Capital Guaranty Insurance Company
     FGIC    -- Financial Guarantee Insurance Corporation
     FHA     -- Federal Housing Authority
     FNMA    -- Federal National Mortgage Association
     FSA     -- Financial Security Assurance
     GNMA    -- Government National Mortgage Association
     MBIA    -- Municipal Bond Investors Assurance
     XLCA    -- XL Capital Assurance

(c) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 2.7% of net assets as of June 30, 2002.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 9.3% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(e) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 6.6% of net assets.

(h) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(j) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $7,888,767.

(k) At June 30, 2002, the cost of securities for federal income tax purposes was $250,380,554 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                       $18,936,297
     Unrealized depreciation                          (612,191)
                                                      --------
     Net unrealized appreciation                   $18,324,106
                                                   -----------

--------------------------------------------------------------------------------
56    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP Massachusetts Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (97.6%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Bay Transportation Authority
   Pre-refunded Revenue Bonds
   Series 1992B (FSA Insured)
     03-01-21          5.50%             $15,000                   $15,404
Bay Transportation Authority
   Refunding Revenue Bonds
   Series 1992B
     03-01-16          6.20            1,500,000                 1,761,570
Boston City Hospital
   Refunding Revenue Bonds
   Series 1993B (FHA Insured)
     02-15-23          5.75            3,000,000                 3,000,930
Boston Industrial Development
   Financing Authority Revenue Bonds
   Massachusetts College of Pharmacy
   Series 1994A (Connie Lee Insured)
     10-01-26          5.25            1,000,000                   993,130
Boston Unlimited General Obligation
   Refunding Bonds Series 1993A
   (AMBAC Insured)
     02-01-09          5.65            1,500,000                 1,564,140
Commonwealth of Puerto Rico
   Public Improvement Unlimited General
   Obligation Bonds Series 1998
   (FSA Insured)
     07-01-17          5.25              635,000(c)                689,458
Commonwealth of Puerto Rico
   Public Improvement Unlimited General
   Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-16          5.50            2,000,000(c)              2,230,460
East Longmeadow
   Limited General Obligation Bonds
   Series 2001 (AMBAC Insured)
     08-01-03          4.00            1,160,000                 1,191,854
Greater Lawrence Vocational Technical
   High School District
   Limited General Obligation Bonds
   State Qualified Series 2001
   (MBIA Insured)
     03-15-03          5.00            2,500,000                 2,563,525
Haverhill Unlimited General Obligation Bonds
   Series 1997 (FGIC Insured)
     06-15-17          5.00              250,000                   256,795
Lynn Limited General Obligation Bonds
   Series 2001 (FGIC Insured)
     08-15-03          4.00            1,000,000                 1,028,260
Lynn Water & Sewer Commission
   General Refunding Revenue Bonds
   Series 2002A (MBIA Insured)
     06-01-14          5.00              950,000                 1,015,113
Municipal Wholesale Electric Power
   Supply System Pre-refunded Revenue Bonds
   Series 1992B
     07-01-17          6.75            1,395,000                 1,423,514
Municipal Wholesale Electric Power
   Supply System Pre-refunded Revenue Bonds
   Series 1994B (MBIA Insured)
     07-01-11          4.75            1,750,000                 1,879,343
Municipal Wholesale Electric Power
   Supply System Refunding Revenue Bonds
   Nuclear Project #5 Series 2001A
   (MBIA Insured)
     07-01-10          5.00            1,000,000                 1,065,830
Municipal Wholesale Electric Power
   Supply System Refunding Revenue Bonds
   Parts & Inflows Series 1993
   Inverse Floater (AMBAC Insured)
     07-01-18          5.45            1,600,000(g)              1,638,224
Nantucket Unlimited General Obligation Bonds
   Series 1991
     12-01-11          6.80               60,000                    61,461
New England Education Loan Marketing
   Refunding Revenue Bonds
   Massachusetts Student Loan
   Series 1993G
     08-01-02          5.20            1,000,000                 1,003,088
Pioneer Valley Regional School District
   Unlimited General Obligation Bonds
   Series 2002 (AMBAC Insured)
     06-15-18          5.38            1,000,000                 1,065,250
Pittsfield Limited General Obligation Bonds
   Series 2002 (MBIA Insured)
     04-15-17          5.50            1,930,000                 2,087,507
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   2nd Series 2002A Inverse Floater
   (MBIA Insured)
     07-01-17         14.20            1,000,000(c,f,g)          1,338,700
Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2002C (XLCA Insured)
     07-01-13          5.50              900,000(c)              1,005,651
Route 3 North Transit
   Improvement Lease Revenue Bonds
   Inverse Floater Series 2000
   (MBIA Insured)
     06-15-19         10.14              500,000(g)                624,380
South Hadley
   Unlimited General Obligation Refunding
   Bonds Series 2001 (AMBAC Insured)
     06-15-03          4.00            1,440,000                 1,475,467
Southeastern University Building Authority
   Refunding Revenue Bonds
   Series 1995A (AMBAC Insured)
     05-01-16          5.75            1,250,000                 1,350,513
Springfield Municipal Purpose Loan
   Limited General Obligation Refunding Bonds
   Series 2001 (FGIC Insured)
     08-01-04          4.00            1,000,000                 1,042,700
State Development Finance Agency
   Refunding Revenue Bonds
   Boston University Series 1999P
     05-15-29          6.00            1,400,000                 1,459,290
State Development Finance Agency
   Refunding Revenue Bonds
   Briarwood/Salem Retirement Community
   Series 2001B
     12-01-30          8.25              750,000                   786,540
State Development Finance Agency
   Refunding Revenue Bonds
   May Institute Issue Series 1999
   (Radian Group Financial Guaranty)
     09-01-29          5.75            1,000,000                 1,021,350
State Development Finance Agency
   Refunding Revenue Bonds
   New England Center for Children
   Series 1998
     11-01-18          5.88              475,000                   417,535
State Development Finance Agency
   Refunding Revenue Bonds
   SeMass System Series 2001A
   (MBIA Insured)
     01-01-16          5.63            1,125,000                 1,217,306
State Development Finance Agency
   Revenue Bonds 1st Mortgage
   Berkshire Retirement Community
   Series 1999
     07-01-29          5.63            1,500,000                 1,300,080
State Development Finance Agency
   Revenue Bonds Boston Biomedical
   Research Series 1999
     02-01-29          5.75            1,000,000                   925,170
State Development Finance Agency
   Revenue Bonds Devens Electric System
   Series 2001
     12-01-30          6.00            1,000,000                 1,004,620
State Development Finance Agency
   Revenue Bonds Landmark School
   Series 1999
   (Radian Group Financial Guaranty)
     06-01-29          5.25            1,000,000                   980,180

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
57    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

State Development Finance Agency
   Revenue Bonds Massachusetts
   College of Pharmacy Series 1999B
     07-01-20          6.63%          $1,000,000                $1,048,500
State Development Finance Agency
   Revenue Bonds SeMass System
   Series 2001B (MBIA Insured) A.M.T.
     01-01-05          5.00            2,000,000                 2,101,400
State Development Finance Agency
   Revenue Bonds Suffolk University
   Series 1999
     07-01-29          5.85            1,000,000                 1,005,970
State Development Finance Agency
   Revenue Bonds WGBH Educational
   Foundation Series 2002A (AMBAC Insured)
     01-01-12          5.00              500,000                   534,325
State Education Loan Authority
   Educational Loan Revenue Bonds
   Issue E Series 1994B (AMBAC Insured) A.M.T.
     01-01-12          6.00              605,000                   655,360
State Federal Highway Grant Anticipation Notes
   Revenue Bonds Series 1998A
   (FSA Insured)
     06-15-09          5.25            1,500,000                 1,646,385
State Federal Highway Grant Anticipation Notes
   Revenue Bonds Series 1998A
   (MBIA Insured)
     06-15-13          5.50            1,000,000                 1,111,410
State Health & Educational Facilities Authority
   Pre-refunded Revenue Bonds
   Melrose-Wakefield Hospital
   Series 1992B
     07-01-16          6.38            1,000,000                 1,079,430
State Health & Educational Facilities Authority
   Pre-refunded Revenue Bonds
   South Shore Hospital
   Series 1992D (MBIA Insured)
     07-01-22          6.50              495,000                   505,108
State Health & Educational Facilities Authority
   Pre-refunded Revenue Bonds
   Suffolk University
   Series 1992B (Connie Lee Insured)
     07-01-22          6.35            2,495,000                 2,545,923
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Berkshire Health Systems
   Series 1994C
     10-01-11          5.90              900,000                   909,855
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Boston College Series 1998L
     06-01-31          4.75            1,000,000                   917,660
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Cape Cod Health System Series 1993A
   (Connie Lee Insured)
     11-15-21          5.25            2,500,000                 2,508,275
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Caritas Christi Obligated Group
   Series 1999A
     07-01-15          5.70              500,000                   496,150
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Christopher House Series 1999A
     01-01-29          6.88            1,000,000                   939,380
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Harvard Pilgrim Health
   Series 1998A (FSA Insured)
     07-01-22          4.75            1,000,000                   922,220
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Holyoke Hospital Series 1994B
     07-01-15          6.50            1,000,000                   983,230
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   North Adams Regional Hospital Series 1996C
     07-01-18          6.63            1,000,000                   979,270
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Northeastern University
   Series 1992E (MBIA Insured)
     10-01-22          6.55            1,000,000                 1,031,780
State Health & Educational Facilities Authority
   Refunding Revenue Bonds
   Southcoast Health System
   Series 1998A (MBIA Insured)
     07-01-27          4.75            1,000,000                   914,580
State Health & Educational Facilities Authority
   Un-refunded Balance Revenue Bonds
   South Shore Hospital Series 1992D
   (MBIA Insured)
     07-01-22          6.50              505,000                   516,958
State Health & Educational Facilities Authority
   Un-refunded Revenue Bonds Boston College
   Series 1991J (FGIC Insured)
     07-01-21          6.63               60,000                    60,839
State Housing Finance Agency
   Refunding Revenue Bonds
   Residential Development
   Series 1992A (FNMA Insured)
     11-15-11          6.88            1,000,000                 1,022,350
State Industrial Finance Agency
   Assisted Living Facility
   Revenue Bonds Marina Bay LLC
   Series 1997 A.M.T.
     12-01-27          7.50            1,000,000                 1,034,870
State Industrial Finance Agency
   Assisted Living Facility
   Revenue Bonds Newton Group LLC
   Series 1997 A.M.T.
     09-01-27          8.00            1,160,000                 1,249,076
State Limited General Obligation Bonds
   Consolidated Loan Series 2002A
   (FGIC Insured)
     01-01-14          5.00            2,500,000                 2,702,975
State Limited General Obligation  Refunding Bonds
   Consolidated Loans Series 2001B
     05-01-03          4.75            1,000,000                 1,026,890
State Residuals
   Unlimited General Obligation  Refunding Bonds
   Series 2002-692 Inverse Floater
   (FSA Insured)
     11-01-15         14.18            3,330,000(f,g)            4,440,088
State Special Obligation Consolidated Loan
   Refunding Revenue Bonds Series 2002A
   (FGIC Insured)
     06-01-16          5.50            2,600,000                 2,889,588
State Turnpike Authority Metro Highway
   System Senior Lien
   Refunding Revenue Bonds
   Series 1997A (MBIA Insured)
     01-01-37          5.00            2,000,000                 1,887,320
State Unlimited General Obligation
   Pre-refunded Bonds Consolidated Loans
   Series 1995B (AMBAC Insured)
     07-01-13          5.50            1,500,000                 1,645,380
State Water Resources Authority
   Pre-refunded Revenue Bonds
   Series 1992A (MBIA Insured)
     07-15-22          5.50            1,100,000                 1,102,145
State Water Resources Authority
   Revenue Bonds Series 1992A
   (FGIC Insured)
     07-15-19          6.50            2,000,000                 2,403,160
Taunton Limited General Obligation  Refunding Notes
   Series 1999 (FSA Insured)
     05-01-19          4.75            1,000,000                   998,790
University of Massachusetts
   Building Authority
   Refunding Revenue Bonds Series 1976
   Escrowed to Maturity
     05-01-11          7.50               80,000                    94,701
Westfield Limited General Obligation  Refunding Bonds
   Series 2001 (MBIA Insured)
     12-15-04          4.00              750,000                   787,050
Worcester Limited General Obligation Bonds
   Series 2001A (FGIC Insured)
     08-15-03          4.50            1,000,000                 1,032,700
Total

Municipal bonds
(Cost: $87,214,020)                                            $90,215,429

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
58    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund

Municipal notes (8.3%)
Issuer(b,d,e)        Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity
State Central Artery
   Limited General Obligation Bonds
   V.R. Series 2000A
     12-01-30          1.90%            $800,000                  $800,000
State Central Artery
   Limited General Obligation Bonds
   V.R. Series 2000B
     12-01-30          1.90            2,300,000                 2,300,000
State Health & Educational Facilities
   Authority Refunding Revenue Bonds
   (Capital Asset) V.R. Series 1985B
   (MBIA Insured)
     07-01-10          1.70            1,600,000                 1,600,000
State Health & Educational Facilities
   Authority Refunding Revenue Bonds
   (Capital Asset) V.R. Series 1985C
   (MBIA Insured)
     07-01-05          1.70            2,500,000                 2,500,000
State Health & Educational Facilities
   Authority Revenue Bonds
   (Capital Asset) V.R. Series 1985D
   (MBIA Insured)
     01-01-35          1.70              100,000                   100,000
State Limited General Obligation
   Refunding Bonds V.R. Series 1997B
     08-01-15          1.20              400,000                   400,000
Total

Municipal notes
(Cost: $7,700,000)                                              $7,700,000

Total investments in securities
(Cost: $94,914,020)(h)                                         $97,915,429

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance

(c) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 5.7% of net assets as of June 30, 2002.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 5.5% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(f) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $5,777,335.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 8.7% of net assets.

(h) At June 30, 2002, the cost of securities for federal income tax purposes was $94,914,020 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $3,506,134
     Unrealized depreciation                          (504,725)
                                                      --------
     Net unrealized appreciation                    $3,001,409
                                                    ----------

-------------------------------------------------------------------------------
59    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP Michigan Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (97.8%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(d,e)

Allegan Hospital Finance Authority
   Refunding Revenue Bonds
   Allegan General Hospital Series 1999
     11-15-21          7.00%          $1,000,000                $1,001,250
Auburn Hills Limited Tax General Obligation
   Street Improvement Bonds Series 1989
     05-01-04          6.00              200,000                   202,778
Battle Creek Calhoun County Downtown
   Development Authority Pre-refunded
   Bonds Series 1994
     05-01-22          7.65            1,250,000                 1,399,763
Big Rapids Public School District
   Unlimited General Obligation Bonds
   Series 1999 (FSA Insured)
     05-01-25          4.75            1,500,000                 1,402,665
Central University Pre-refunded Revenue
   Bonds Series 1997 (FGIC Insured)
     10-01-26          5.50              750,000                   835,860
Chippewa Valley Schools Unlimited
   General Obligation Bonds Series 2002
     05-01-13          5.50            1,000,000                 1,106,410
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-15          5.50            1,000,000(h)              1,116,490
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (XLCA Insured)
     07-01-17          5.50            1,000,000(h)              1,102,500
Concord Academy
   Certificates of Participation
   Series 1998
     10-01-19          7.00            1,000,000                   913,200
Detroit Downtown Development Authority
   Development Area Project #1 Junior Lien
   Tax Increment Pre-refunded Bonds
   Series 1996D
     07-01-25          6.50            1,000,000                 1,154,770
Detroit Sewer Disposal
   Pre-refunded Revenue Bonds
   Series 1993 Inverse Floater (FGIC Insured)
     07-01-23          5.70            1,600,000(c)              1,697,520
Detroit Sewer Disposal
   Un-refunded Revenue Bonds
   Series 1993 Inverse Floater (FGIC Insured)
     07-01-23          5.70              400,000(c)                409,196
Detroit Unlimited Tax
   General Obligation Pre-refunded Bonds
   Series 1995A
     04-01-15          6.80            1,000,000                 1,123,210
Detroit Water Supply System
   Second Lien
   Revenue Bonds Series 1995A
   (MBIA Insured)
     07-01-25          5.50            1,500,000                 1,522,575
Ferris State University Board of Trustees
   General Refunding Revenue Bonds
   Series 1995 (MBIA Insured)
     10-01-20          5.25            1,000,000                 1,012,460
Garden City Hospital Finance Authority
   Hospital Revenue Bonds Series 1998A
     09-01-17          5.75            1,000,000                   726,140
Genesee County General Obligation Bonds
   Sewer Disposal System Series 1996A
   (AMBAC Insured)
     04-01-15          5.40            1,000,000                 1,050,620
Gogebic County Hospital Finance Authority
   Hospital Refunding Revenue Bonds
   Grandview Health System Series 1999
     10-01-16          5.88            1,000,000                   906,110
Grand Ledge Public Schools
   Unlimited Tax General Obligation
   Refunding Bonds Eaton, Clinton & Ionia
   Counties Series 1995 (MBIA Insured)
     05-01-24          5.38            2,000,000                 2,024,040
Grand Rapids & Kent County Joint Building
   Authority Revenue Bonds
   Devos Place Series 2001
     12-01-11          5.25            1,000,000                 1,094,030
Grand Rapids Building Authority
   Revenue Bonds Series 2002A
   (AMBAC Insured)
     10-01-13          5.50            1,045,000(g)              1,159,971
     10-01-17          5.50            1,270,000(g)              1,366,850
Grand Rapids Community College
   Limited Tax General Obligation Bonds
   Series 1996 (MBIA Insured)
     05-01-19          5.38            1,000,000                 1,027,510
Grand Rapids Sanitary Sewer System
   Refunding & Improvement Revenue Bonds
   Series 1998A (FGIC Insured)
     01-01-28          4.75            1,000,000                   920,930
Grand Rapids Tax Increment
   Revenue Bonds Series 1994
   (MBIA Insured)
     06-01-24          6.88              380,000                   417,833
Iosco County Water Supply System
   Limited Tax General Obligation Bonds
   Series 1990 (AMBAC Insured)
     05-01-09          5.50              200,000                   203,174
     05-01-10          5.50              200,000                   203,078
Jackson General Obligation Capital
   Appreciation Downtown Development
   Bonds Zero Coupon Series 2001
   (FSA Insured)
     06-01-21          5.58            1,450,000(b)                523,726
Lake Fenton Community Schools
   Unlimited General Obligation Bonds
   Series 2002
     05-01-13          5.50              615,000                   680,442
Lake Orion School District
   General Obligation Bonds
   Series 1995 (AMBAC Insured)
     05-01-20          5.50            1,000,000                 1,023,870
Lansing Community College Limited
   General Obligation Bonds Series 2002
   (FGIC Insured)
     05-01-12          5.00            1,000,000                 1,073,070
Lincoln Park School District
   Pre-refunded Unlimited General Obligation
   Bonds Series 1996 (FGIC Insured)
     05-01-26          5.90            1,000,000                 1,121,110
Midland County Economic Development
   Authority Unlimited Tax General Obligation
   Refunding Revenue Bonds
   Series 2000A A.M.T.
     07-23-09          6.88            1,000,000                 1,020,920
Ovid-Elsie School District Unlimited Tax
   General Obligation Pre-refunded Bonds
   Series 1995 (MBIA Insured)
     05-01-21          5.60            1,000,000                 1,094,680
Plymouth Educational Center
   Certificates of Participation
   Series 1999
     07-01-29          7.00            1,250,000                 1,160,438
Plymouth-Canton Community School District
   Unlimited General Obligation Bonds
   Series 1999 (FSA Insured)
     05-01-23          4.75            1,000,000                   947,960
Pontiac Tax Increment Finance Authority
   Refunding Revenue Bonds
   Development Area #2
   Series 2002 (ACA Insured)
     06-01-22          5.63            1,000,000                 1,000,350
Puerto Rico Electric Power Authority
   Revenue Bonds
   Series 2002B Inverse Floater
   (MBIA Insured)
     07-01-17         14.20            1,000,000(c,g,h)          1,338,700

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
60    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(d,e)

Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2002C
     07-01-18          5.75%          $1,000,000(h)             $1,108,850
Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2002C (XLCA Insured)
     07-01-13          5.50            1,000,000(h)              1,117,390
Puerto Rico Public Finance
   Revenue Bonds Series 1998A
     06-01-18          5.38            1,500,000(h)              1,642,635
Redford General Obligation Bonds
   Series 1995 (MBIA Insured)
     04-01-16          5.25            1,450,000                 1,490,644
Richmond Limited Obligation
   Refunding Revenue Bonds
   Kmart Series 1994
     01-01-07          6.63              530,000                   319,993
Rochester Community School District
   Unlimited General Obligation Bonds
   Series 1997 (MBIA Insured)
     05-01-19          5.00            1,250,000                 1,281,488
Romulus Township School District
   Unlimited Tax General Obligation
   Refunding Bonds Series 1993
   (FGIC Insured)
     05-01-22          5.75            2,500,000                 2,557,549
South Redford School District
   Unlimited Tax General Obligation
   Un-refunded Bonds
   Series 1996 (FGIC Insured)
     05-01-22          5.50              690,000                   706,408
State Hospital Finance Authority
   Hospital Refunding Revenue Bonds
   Memorial Healthcare Center
   Obligated Group Series 1999
     11-15-21          5.88            1,000,000                   951,230
State Hospital Finance Authority
   Refunding Revenue Bonds
   Presbyterian Villages Obligated Group
   Series 1995
     01-01-25          6.50            1,000,000                   987,200
State Hospital Finance Authority
   Revenue Bonds Central Michigan
   Community Hospital Series 1996
     10-01-27          6.25            1,000,000                   899,620
State Hospital Finance Authority
   Revenue Bonds Presbyterian
   Villages of Michigan
   Obligated Group Series 1997
     01-01-25          6.38              700,000                   682,066
State Municipal Bond Authority
   Revenue Bonds Public School Academy
   YMCA Service Learning Academy
   Series 2001
     10-01-21          7.63              750,000                   763,545
State Public Power Agency Belle River
   Refunding Revenue Bonds Series 1993A
     01-01-18          5.25            1,000,000                 1,008,870
State Strategic Fund Limited Tax Obligation
   Refunding Revenue Bonds
   Detroit Edison Series 1990BB
   (MBIA Insured)
     07-15-08          7.00            1,000,000                 1,187,150
State Strategic Fund Limited Tax Obligation
   Refunding Revenue Bonds
   Detroit Edison Series 1992BB
   (FGIC Insured)
     02-15-16          6.50            1,500,000                 1,535,565
State Strategic Fund Limited Tax Obligation
   Refunding Revenue Bonds
   Ford Motor Series 1991A
     02-01-06          7.10            1,650,000                 1,820,973
State Strategic Fund Limited Tax Obligation
   Refunding Revenue Bonds
   Oxford Institute Series 1987A
   Escrowed to Maturity
     08-15-05          7.88               95,000                   103,379
State Trunk Line Bonds
   Series 1994A (FGIC Insured)
     11-15-20          5.75            1,065,000                 1,176,889
State Trunk Line Refunding Revenue Bonds
   Series 1998A (MBIA Insured)
     11-01-20          4.75            1,000,000                   972,490
State University Pre-refunded Revenue
   Bonds Series 1992A
     08-15-22          5.50              560,000                   563,002
State Unlimited General Obligation
   Refunding Revenue Bonds
   Series 2001
     12-01-15          5.50            1,000,000                 1,111,660
State Unlimited General Obligation
   Refunding Revenue Bonds
   Series 2002
     12-01-16          5.50            2,000,000(g)              2,214,959
State Utility Unlimited Tax General
   Obligation Revenue Bonds
   Series 2001
     12-01-14          5.50            2,000,000                 2,229,079
Summit Academy Certificates of
   Participation Pre-refunded Revenue Bonds
   Junior High School Facility Series 1999
     09-01-29          7.00              695,000                   813,379
Summit Academy Certificates of
   Participation Series 1998
     08-01-18          7.00            1,110,000                 1,023,276
Summit Academy Certificates of
   Participation Series 2001
     07-01-30          7.38              750,000                   753,045
Taylor Tax Increment Finance Authority Bonds
   Series 2001 (FSA Insured)
     05-01-19          5.00            1,000,000                 1,005,610
Troy City Downtown Development Authority
   County of Oakland Development
   Pre-refunded Revenue Bonds Series 1995A
   (Radian Group Financial Guaranty)
     11-01-18          6.38            1,500,000                 1,709,655
Van Buren Township
   Tax Increment Revenue Bonds
   Series 1994
     10-01-16          8.40              980,000                 1,065,182
Wayne County Charter Airport Revenue
   Bonds Detroit Metropolitan Airport
   Series 1990A (AMBAC Insured) A.M.T.
     12-01-20          7.00            1,080,000                 1,095,120
Wayne County Charter Airport Revenue
   Bonds Detroit Metropolitan Airport
   Series 1998B (MBIA Insured)
     12-01-23          4.88            1,000,000                   955,780
Wayne State University Revenue Bonds
   University Board of Governors
   Series 1999 (FGIC Insured)
     11-15-29          5.13            1,000,000                   984,890
Woodhaven & Brownstown School Districts
   Unlimited General Obligation Bonds
   Series 2002
     05-01-18          5.38            1,875,000                 1,973,681
Total

Municipal bonds
(Cost: $74,115,206)                                            $77,898,451

Municipal notes (8.5%)
Issuer(e,f)          Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity

Delta County Economic Development
   Environmental Improvement
   Refunding Revenue Bonds
   (Mead/Escanaba Paper) V.R.
   Series 1985E
     12-01-23          2.10%            $200,000                  $200,000
State Strategic Fund
   Limited Obligation Revenue Bonds
   (Dow Chemical) V.R. Series 1992 A.M.T.
     12-01-14          1.85              400,000                   400,000
State Strategic Fund
   Pollution Control Refunding
   Revenue Bonds
   (Consumers Power)
   V.R. Series 1988
     04-15-18          1.85              800,000                   800,000
University of Michigan
   Refunding Revenue Bonds
   (Medical Service Plan)
   V.R. Series 1998A-1
     12-01-21          1.80            2,400,000                 2,400,000
University of Michigan
   Refunding Revenue Bonds
   (University of Michigan Hospitals)
   V.R. Series 1992A
     12-01-19          1.80            3,000,000                 3,000,000
Total

Municipal notes
(Cost: $6,800,000)                                              $6,800,000

Total investments in securities
(Cost: $80,915,206)(i)                                         $84,698,451

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
61    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 4.3% of net assets.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 3.2% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity.

(g) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $6,082,279.

(h) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 9.3% of net assets as of June 30, 2002.

(i) At June 30, 2002, the cost of securities for federal income tax purposes was $80,915,206 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $4,710,147
     Unrealized depreciation                          (926,902)
                                                      --------
     Net unrealized appreciation                    $3,783,245
                                                    ----------

--------------------------------------------------------------------------------
62    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP Minnesota Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (98.4%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Albert Lea Independent School District #241
   Unlimited Tax General Obligation Bonds
   Series 1998 (MBIA Insured)
     02-01-16          4.80%          $1,555,000                $1,567,378
Anoka County Housing & Redevelopment
   Authority Revenue Bonds
   Epiphany Assisted Living LLC
   Series 1999
     12-01-29          7.40            3,560,000                 3,502,257
Anoka-Hennepin Independent School District #11
   Unlimited General Obligation Bonds
   Series 2001A
     02-01-13          5.00            4,175,000                 4,407,506
     02-01-15          5.00            1,990,000                 2,068,804
     02-01-16          5.00            2,000,000                 2,064,760
Austin Housing & Redevelopment Authority
   Revenue Bonds Courtyard Residence
   Series 2000A
     01-01-32          7.25            3,000,000                 3,048,450
Big Lake Independent School District #727
   Unlimited General Obligation Bonds
   Series 2001D (FSA Insured)
     02-01-04          3.00            1,220,000                 1,240,350
Bloomington Housing & Redevelopment
   Authority Housing Revenue Bonds
   Senior Summerhouse Bloomington
   Series 1998
     05-01-35          6.13            3,400,000                 2,922,878
Brooklyn Center Tax Credit Investor
   Refunding Revenue Bonds Four Courts
   Apartments Series 1995B A.M.T.
     06-15-09          7.58            2,450,000                 2,477,122
Buffalo Independent School District #877
   Unlimited Tax General Obligation
   Refunding Bonds Series 1999
   (MBIA Insured)
     02-01-18          4.80            1,710,000                 1,713,574
Carlton Health Care & Housing Facilities
   Revenue Bonds Inter-Faith Social Services
   Series 2000
     04-01-29          7.75            2,500,000                 2,610,800
Centennial Independent School District #12
   Unlimited General Obligation Refunding
   Bonds Series 2002B (FSA Insured)
     02-01-05          4.00            1,445,000                 1,500,040
Chaska Multi-family Housing
   Revenue Bonds West Suburban
   Housing Partners Series 1999 A.M.T.
     09-01-19          5.75              175,000                   155,071
     03-01-31          5.88            2,115,000                 1,803,735
Commonwealth of Puerto Rico
   Highway & Transportation Authority
   Refunding Revenue Bonds
   Series 2002E (FSA Insured)
     07-01-18          5.50            1,000,000(c)              1,109,590
     07-01-23          5.50            6,000,000(c)              6,522,719
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-17          5.50            4,745,000(c)              5,280,711
     07-01-20          5.50            1,370,000(c)              1,503,931
Duluth Economic Development Authority
   Health Care Facilities Revenue Bonds
   BSM Properties Series 1998A
     12-01-28          5.88              500,000                   429,990
Eden Prairie Multi-family Housing
   Refunding Revenue Bonds
   Sterling Ponds Series 1999A A.M.T.
     12-01-29          6.25            5,150,000                 4,624,082
Eden Prairie Multi-family Housing
   Refunding Revenue Bonds
   Sterling Ponds Series 1999B A.M.T.
     12-01-29          6.25              590,000                   529,749
Faribault Independent School District #656
   Unlimited General Obligation School Building
   Bonds Series 1995 (FSA Insured)
     06-01-15          5.75            6,900,000                 7,360,437
Faribault Single Family Housing Mortgage
   Refunding Revenue Bonds Series 1991A
     12-01-11          7.50              200,000                   203,926
Fergus Falls Health Care Facilities
   Revenue Bonds LRHC Long-term
   Care Facility Series 1995
     12-01-25          6.50            1,500,000                 1,520,370
Fridley Senior Housing Revenue Bonds
   Banfill Crossing Homes Series 1999
     09-01-34          6.75            3,090,000                 2,905,311
Golden Valley Governmental Facilities
   Local Government Information
   Systems Association Revenue Bonds
   Series 1997
     12-01-17          6.10            1,125,000                 1,150,695
Golden Valley Revenue Bonds
   Covenant Retirement Communities
   Series 1999A
     12-01-29          5.50            5,500,000                 5,311,130
Harmony Multi-family Housing
   Refunding Revenue Bonds
   Zedakah Foundation
   Series 1997A
     09-01-20          5.95            1,240,000                 1,249,226
Hastings Healthcare Tax-Exempt
   Nursing Home Revenue Bonds
   Regina Medical Center Series 1998
   (ACA Insured)
     09-15-28          5.30            4,100,000                 3,841,905
Hastings Housing & Redevelopment
   Authority Housing & Health Care
   Revenue Bonds Arbor Oaks
   Assisted Living Series 2000A
     01-01-32          8.25            2,000,000                 2,049,160
Hennepin County Regional Railroad Authority
   Limited General Obligation Bonds
   Series 2001
     12-01-03          3.00              840,000                   855,221
     12-01-04          3.00              865,000                   883,857
     12-01-05          3.25              895,000                   915,200
Hopkins Pre-refunded Revenue Bonds
   Blake School Series 1994
     09-01-24          6.70            3,120,000                 3,423,888
Hubbard County Solid Waste Disposal
   Revenue Bonds Potlatch
   Series 1989 A.M.T.
     08-01-13          7.38            5,610,000                 5,612,468
International Falls Solid Waste Disposal
   Refunding Revenue Bonds
   Boise Cascade Series 1999 A.M.T.
     12-01-29          6.85            4,000,000                 4,107,160
Lakeville Independent School District #194
   Unlimited General Obligation Bonds
   Capital Appreciation Zero Coupon
   Series 2002B (FGIC Insured)
     02-01-13          4.56            3,515,000(e,g)            2,193,922
Lakeville Independent School District #194
   Unlimited General Obligation Bonds
   Series 1997A
     02-01-22          5.13            2,400,000                 2,409,840
Little Canada Multi-family Housing
   Revenue Bonds Housing
   Alternatives Development Company
   Series 1997A
     12-01-27          6.25            4,900,000                 4,449,837
Little Canada Multi-family Housing
   Revenue Bonds Little Canada
   Series 1996 A.M.T.
     02-01-27          7.00            3,675,000                 3,695,690
Mahtomedi Multi-family Housing
   Refunding Revenue Bonds
   Briarcliff Series 1996 A.M.T.
     06-01-36          7.35            2,200,000                 2,220,768

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
63   AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Mankato Improvement Unlimited
   General Obligation Bonds
   Series 2001A (FGIC Insured)
     02-01-04          3.50%          $1,085,000                $1,111,561
     02-01-05          3.50            1,065,000                 1,092,275
Maplewood Elder Care Facilities
   Revenue Bonds Care Institute
   Series 1994
     01-01-24          7.75            3,775,000                 3,029,966
Maplewood Multi-family Housing
   Refunding Revenue Bonds
   Carefree Cottages of Maplewood III
   Series 1995 A.M.T.
     11-01-32          7.20            2,855,000                 2,908,274
Metropolitan Council Minneapolis & St. Paul
   Unlimited General Obligation Bonds
   Series 2001B
     02-01-03          4.00            4,300,000                 4,363,812
     02-01-04          4.00            7,440,000                 7,678,154
Minneapolis & St. Paul Housing &
   Redevelopment Authority Health Care
   System Revenue Bonds Group Health Plan
   Series 1992
     12-01-13          6.75           10,500,000                10,736,565
Minneapolis & St. Paul Housing &
   Redevelopment Authority Health Care
   System Revenue Bonds Healthspan
   Series 1993A (AMBAC Insured)
     11-15-18          4.75           13,500,000                13,423,319
Minneapolis & St. Paul Metropolitan
   Airports Commission Revenue Bonds
   Series 1998A (AMBAC Insured)
     01-01-22          5.00            3,730,000                 3,697,885
Minneapolis & St. Paul Metropolitan
   Airports Commission Revenue Bonds
   Series 2001B (FGIC Insured) A.M.T.
     01-01-04          5.00            1,000,000                 1,039,950
Minneapolis & St. Paul Metropolitan
Airports Commission Revenue Bonds
   Series 2001C (FGIC Insured)
     01-01-18          5.50            2,000,000                 2,112,580
Minneapolis & St. Paul Metropolitan
   Airports Commission Revenue Bonds
   Series 2001D (FGIC Insured) A.M.T.
     01-01-05          5.00            2,680,000                 2,817,859
Minneapolis & St. Paul Metropolitan
   Airports Commission
   Special Facilities Revenue Bonds
   Northwest Airlines Series 2001A A.M.T.
     04-01-25          7.00            2,000,000                 1,785,880
Minneapolis & St. Paul Metropolitan
   Airports Commission Unlimited
   General Obligation Bonds
   Series 2001 A.M.T.
     01-01-04          5.50            2,415,000                 2,532,224
Minneapolis Community Development
   Agency Limited Tax Supported
   Development Refunding Revenue Bonds
   2nd Series 2001A A.M.T.
     06-01-19          5.88            1,000,000                 1,032,380
Minneapolis Community Development
   Agency Limited Tax Supported
   Development Refunding Revenue Bonds
   Common Bond Fund 7th Series 1997A
     06-01-12          5.50              250,000                   261,173
Minneapolis Community Development
   Agency Limited Tax Supported
   Development Revenue Bonds
   Common Bond Fund 1st Series 1996
     06-01-11          6.00              980,000                 1,031,587
Minneapolis Community Development
   Agency Tax Increment Capital Appreciation
   Revenue Bonds Zero Coupon
   Series 1990 (MBIA Insured)
     09-01-04          2.95            3,000,000(g)              2,865,060
Minneapolis Health Care Systems
   Revenue Bonds
   Fairview Health Services
   Series 2002B (MBIA Insured)
     05-15-14          5.50            2,050,000                 2,242,352
     05-15-15          5.50            2,160,000                 2,344,572
     05-15-16          5.50            2,200,000                 2,369,708
     05-15-17          5.50            1,295,000                 1,384,251
     05-15-21          5.00              825,000                   819,176
Minneapolis Improvement
   Unlimited General Obligation Bonds
   Series 2001
     12-01-21          5.00            1,125,000                 1,127,475
Minneapolis Nursing Home
   Pre-refunded Revenue Bonds Walker
   Cityview & Southview
   Series 1992
     07-01-22          8.50            5,040,000                 5,194,022
Minneapolis Special School District #1
   Certificates of Participation
   Series 2001B (FGIC Insured)
     02-01-04          3.50            2,475,000                 2,535,588
Minneapolis Unlimited General   Obligation Bonds
   Series 2001
     12-01-03          5.00            2,000,000                 2,093,180
     12-01-11          5.00            3,035,000                 3,281,169
Minnetonka Senior Housing
   Revenue Bonds
   Westridge Senior Housing
   Series 1997
     09-01-27          7.00            1,775,000                 1,731,743
Monticello Independent School District #882
   Unlimited General Obligation
   Refunding Bonds Series 2001D
     02-01-04          3.25            1,015,000                 1,033,808
Moorhead Economic Development
   Authority Multi-family Housing
   Development Refunding Revenue
   Bonds Eventide Senior Housing
   Series 1999B
     06-01-19          5.90              500,000                   459,505
     06-01-29          6.00            1,400,000                 1,233,106
New Brighton Tax Credit Investor
   Revenue Bonds
   Polynesian Village Apartments
   Series 1995B A.M.T.
     07-15-09          7.75            2,355,000                 2,417,290
New Hope Housing & Healthcare Facilities
   Revenue Bonds Minnesota Masonic Home
   North Ridge Series 1999
     03-01-29          5.88            3,750,000                 3,446,063
Northern Minnesota
Municipal Power Agency
   Electric System Refunding Revenue Bonds
   Series 1998B (AMBAC Insured)
     01-01-20          4.75            5,000,000                 4,883,800
Oakdale Multi-family Housing Refunding
   Revenue Bonds Oakdale Village
   Apartments Series 1998 A.M.T.
     11-01-28          6.00            3,650,000                 3,377,783
Olmsted County Health Care Facilities
   Refunding Revenue Bonds
   Olmsted Medical Center
   Series 1998
     07-01-19          5.55            1,125,000                 1,009,564
Olmsted County Housing & Redevelopment
   Authority Public Facilities Refunding
   Revenue Bonds Series 2002B
     02-01-05          4.00            1,215,000                 1,261,279
Olmsted County Resource Recovery
   Unlimited General Obligation Refunding
   Bonds Series 2002A
     02-01-05          4.00            1,900,000                 1,972,371
Osseo Independent School District #279
   Unlimited General Obligation Bonds
   Series 2000A
     02-01-14          5.75            1,100,000                 1,212,728
Osseo Independent School District #279
   Unlimited General Obligation Bonds
   Series 2002A (FSA Insured)
     02-01-11          5.00            1,570,000                 1,683,150
     02-01-12          5.00            3,455,000                 3,699,441
Park Rapids Independent School District #309
   Unlimited Tax General Obligation Bonds
   Series 1999 (MBIA Insured)
     02-01-21          4.75            2,500,000                 2,433,650
Plymouth Multi-family Housing
   Revenue Bonds Harbor Lane Apartments
   Series 1993
   (Radian Group Financial Guaranty)
   A.M.T.
     09-01-13          5.90            2,325,000                 2,389,379
Prior Lake Independent School
   District #719 Unlimited General Obligation
   Bonds Series 2002A (FGIC Insured)
     02-01-05          4.00              640,000                   664,378
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   Series 2002 Inverse Floater
   (MBIA Insured)
     07-01-17         14.18            4,000,000(c,e,h)          5,354,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
64    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds
   Government Facilities
   Series 2002C
     07-01-18          5.75%          $3,170,000(c)             $3,515,055
Richfield Independent School
   District #280 Unlimited General
   Obligation Bonds Series 1993
   Inverse Floater (FGIC Insured)
     02-01-10          5.30            6,600,000(h)              6,650,160
     02-01-12          5.35            5,020,000(h)              5,127,026
Richfield Multi-family Housing
   Refunding Revenue Bonds
   Village Shores Apartments
   Series 1996
     08-01-31          7.63            2,945,000                 3,038,651
Richfield Senior Housing
   Revenue Bonds Series 2000A
     02-01-35          7.75            3,000,000                 3,066,780
Robbinsdale Multi-family Housing
   Revenue Bonds Copperfield Hill
   Series 1996A
     12-01-31          7.35            3,260,000                 3,183,129
Rochester Multi-family Housing
   Development Revenue Bonds
   Wedum Shorewood Campus
   Series 1999
     06-01-36          6.60            5,000,000                 4,550,750
Roseville Housing Facilities Nursing Home
   Refunding Revenue Bonds
   College Properties Series 1998
     10-01-28          5.88            5,000,000                 4,314,400
Sartell Health Care & Housing Facilities
   Revenue Bonds Series 1999A
     09-01-29          6.63            3,000,000                 2,684,250
Sartell Health Care & Housing Facilities
   Revenue Bonds Series 2001A
     09-01-30          8.00            1,000,000                 1,008,120
Shoreview Senior Housing
   Revenue Bonds Series 1996
     02-01-26          7.25            3,200,000                 3,271,712
South Washington County Independent
   School District #833
   Unlimited General Obligation Bonds
   Series 2001B (FSA Insured)
     02-01-04          3.50              990,000                 1,014,235
Southern Minnesota
Municipal
   Power Agency Power Supply System
   Refunding Revenue Bonds
   Series 1992A
     01-01-18          5.75              370,000                   384,948
Southern Minnesota
Municipal
   Power Agency Power Supply System
   Refunding Revenue Bonds
   Series 1992A (MBIA Insured)
     01-01-18          5.75            1,600,000                 1,664,640
Southern Minnesota
Municipal
   Power Agency Power Supply System
   Refunding Revenue Bonds
   Series 1993A (MBIA Insured)
     01-01-16          4.75            7,665,000                 7,669,139
Southern Minnesota
Municipal
   Power Agency Power Supply System
   Refunding Revenue Bonds
   Capital Appreciation Zero Coupon
   Series 1994A (MBIA Insured)
     01-01-19          6.67           19,500,000(g)              8,559,915
     01-01-22          6.88           12,000,000(g)              4,366,320
     01-01-24          6.08            5,150,000(g)              1,661,339
Southern Minnesota
Municipal
   Power Agency Power Supply System
   Un-refunded Revenue Bonds
   Series 1992A
     01-01-18          5.75            1,895,000                 1,933,033
St. Cloud Housing & Redevelopment Authority
   Revenue Bonds Series 2002
     05-01-18          5.13            3,000,000                 3,075,810
St. Cloud Infrastructure Management Fund
   Unlimited General Obligation Bonds
   Series 2001B (FSA Insured)
     02-01-05          3.50            1,130,000                 1,155,877
St. Louis Park Health Care Facilities
   Regular Fixed Revenue Bonds
   Series 1993 Inverse Floater
   (AMBAC Insured)
     07-01-13          5.10            9,000,000(h)              9,119,970
St. Louis Park Multi-Family
   Housing Refunding Revenue Bonds
   Park Boulevard Towers Series 1996
     04-01-31          7.00            3,880,000                 3,888,497
St. Paul Housing & Redevelopment Authority
   Health Care Facilities Refunding Revenue Bonds
   Lyngblomsten Care Center Series 1993
     11-01-06          7.13              665,000                   680,927
     11-01-17          7.13            1,720,000                 1,725,796
St. Paul Housing & Redevelopment Authority
   Revenue Bonds Lyngblomsten Multi-family
   Series 1993
     11-01-24          7.00            1,815,000                 1,776,685
St. Paul Housing & Redevelopment Authority
   Health Care Facilities Revenue Bonds
   Regions Hospital Series 1998
     05-15-28          5.30              875,000                   813,811
St. Paul Housing & Redevelopment Authority
   Lease Revenue Bonds
   Community of Peace Academy
   Series 2001A
     12-01-30          7.88            2,390,000                 2,441,696
St. Paul Housing & Redevelopment Authority
   Lease Revenue Bonds
   Minnesota Business Academy
   Series 2000
     03-01-30          8.00            3,745,000                 3,389,000
St. Paul Housing & Redevelopment Authority
   Single Family Housing Mortgage Refunding
   Revenue Mortgage-backed Bonds
   Middle Income Series 1995 (FNMA Insured)
     03-01-28          6.80            3,345,000                 3,536,133
St. Paul Port Authority Revenue Bonds
   Hotel Facilities Radisson Kellogg
   2nd Series 1999
     08-01-29          7.38            3,500,000                 3,514,105
St. Paul Port Authority Unlimited Tax
   General Obligation Bonds
   Series 1994
     03-01-24          5.13            3,270,000                 3,271,112
State Agricultural & Economic Development
   Board Health Care Facilities Refunding
   Revenue Bonds Benedictine Health System
   St. Mary's Health System Duluth Clinic
   Obligated Group Series 1999A
   (MBIA Insured)
     02-15-16          4.75            1,000,000                 1,003,460
State Higher Education Facilities Authority
   Gustavus Adolphus College
   Revenue Bonds 4th Series 1998X
     10-01-24          4.80            2,340,000                 2,184,484
State Housing Finance Agency
   Revenue Bonds 2nd Series 2002R
   Inverse Floater A.M.T.
     07-01-33         14.32            4,000,000(h)              4,151,920
State Housing Finance Agency
   Single Family Housing Mortgage
   Revenue Bonds Series 1994L
   A.M.T.
     07-01-20          6.70              530,000                   550,023
State Housing Finance Agency
   Single Family Housing Mortgage
   Revenue Bonds Series 1996J
   A.M.T.
     07-01-21          5.60              255,000                   257,127
State Housing Finance Agency
   Single Family Housing Mortgage
   Revenue Bonds Series 1997K
   A.M.T.
     01-01-26          5.75            2,935,000                 2,966,992
State Public Facilities Authority Water
   Pollution Control Refunding Revenue
   Bonds Series 1997
     03-01-04          5.00            1,285,000                 1,350,329
State Public Facilities Authority Water
   Pollution Control Refunding Revenue
   Bonds Series 1998A
     03-01-16          4.75            3,500,000                 3,537,940
State Public Facilities Authority Water
   Pollution Control Revenue Bonds
   Series 2001A
     03-01-05          4.00            1,500,000                 1,560,720
State Unlimited General Obligation Bonds
   Series 1996
     11-01-03          5.00            1,500,000                 1,566,495

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
65    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

State Unlimited General Obligation Bonds
   Series 2001
     10-01-10          5.00%         $10,000,000               $10,828,400
     10-01-15          5.00            9,455,000                 9,911,298
State Unlimited General Obligation Bonds
   Series 2002
     08-01-10          5.00            9,075,000                 9,814,068
Steele County Health Care Facilities
   Revenue Bonds Elderly Housing Project
   Series 2000
     06-01-30          6.88            2,205,000                 2,398,996
Suburban Hennepin Regional Park District
   Unlimited General Obligation Bonds
   Series 2001
     02-01-05          4.50            1,025,000                 1,076,824
University of Minnesota
   Refunding Revenue Bonds
   Inverse Floater Series 1993
     08-15-03          7.90            5,000,000(h)              5,352,500
University of Minnesota
   Refunding Revenue Bonds
   Inverse Floater Series 2002
     07-01-21         13.94            4,500,000(h)              5,564,070
University of Minnesota
   Refunding Revenue Bonds
   Series 1986A
     02-01-11          6.00            4,625,000                 4,642,344
University of Minnesota
   Refunding Revenue Bonds
   Series 1996A
     07-01-13          5.75            2,000,000                 2,271,000
Vadnais Heights Multi-family Housing
   Refunding Revenue Bonds
   Cottages of Vadnais Heights
   Series 1995 A.M.T.
     12-01-31          7.00            3,040,000                 3,058,939
Vadnais Heights Tax Credit
   Refunding Revenue Bonds
   Cottages of Vadnais Heights
   Series 1997 A.M.T.
     07-15-09          7.00            1,080,000                 1,120,478
Washington County Housing &
   Redevelopment Authority Refunding
   Revenue Bonds Woodbury
   Multi-family Housing Series 1996
     12-01-23          6.95            1,855,000                 1,869,154
Western Minnesota
Municipal
   Power Agency Refunding
   Revenue Bonds Series 1987A
     01-01-15          5.50            5,000,000                 5,002,450
Western Minnesota
Municipal
   Power Agency Refunding
   Revenue Bonds Series 1987A
   (MBIA Insured)
     01-01-15          5.50            6,250,000                 6,265,938
White Bear Lake Independent School District #624
   Unlimited General Obligation Bonds
   Series 2002B (FGIC Insured)
     02-01-13          5.00            1,405,000                 1,490,663
     02-01-14          5.00            1,480,000                 1,557,108
Woodbury Senior Housing
   Revenue Bonds Summer House
   of Woodbury Series 1999
     07-01-34          6.40            5,145,000                 4,545,916
Total
Municipal bonds
(Cost: $427,685,054)                                          $436,572,000

Municipal notes (1.1%)
Issuer(d,f)          Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity
Arden Hills Housing & Health Care Facilities
   Refunding Revenue Bonds
   (Presbyterian Homes)
   V.R. Series 1999A
     09-01-29          1.95%          $1,725,000                $1,725,000
Arden Hills Housing & Health Care Facilities
   Revenue Bonds
   (Presbyterian Homes)
   V.R. Series 1999B
     09-01-29          1.95              700,000                   700,000
North Suburban Hospital
   Revenue Bonds Anoka & Ramsey County
   Health Centers V.R. Series 1985
     08-01-14          1.50            2,600,000                 2,600,000
Total

Municipal notes
(Cost: $5,025,000)                                              $5,025,000

Total investments in securities
(Cost: $432,710,054)(i)                                       $441,597,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
66    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance


(c) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 5.3% of net assets as of June 30, 2002.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 13.0% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(e) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $7,480,597.

(f) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 9.3% of net assets.

(i) At June 30, 2002, the cost of securities for federal income tax purposes was $432,710,054 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                       $15,273,256
     Unrealized depreciation                        (6,386,310)
                                                    ----------
     Net unrealized appreciation                   $ 8,886,946
                                                   -----------

--------------------------------------------------------------------------------
67    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP New York Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (98.1%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Albany County Airport Authority
   Revenue Bonds
   Series 1997 (FSA Insured) A.M.T.
     12-15-19          5.50%            $250,000                  $258,173
Commonwealth of Puerto Rico
   Highway & Transportation Authority
   Refunding Revenue Bonds
   Series 2002E (FSA Insured)
     07-01-21          5.50            2,670,000(c)              2,922,368
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-15          5.50            1,000,000(c)              1,116,490
Commonwealth of Puerto Rico
   Public Improvement Unlimited
   General Obligation Refunding Bonds
   Series 2001A (XLCA Insured)
     07-01-17          5.50            1,000,000(c)              1,102,500
Erie County Unlimited Tax
   General Obligation Bonds
   Series 1995B (FGIC Insured)
     06-15-25          5.50              700,000                   715,820
Erie County Water Authority
   Refunding Revenue Bonds Series 1990A
   Escrowed to Maturity (AMBAC Insured)
     12-01-08          6.00            1,765,000                 1,995,456
Huntington Housing Authority
   Revenue Bonds
   Senior Housing Facilities
   Gurwin Jewish Senior Residences
   Series 1999A
     05-01-39          6.00            1,750,000                 1,495,428
Kenmore Housing Authority
   Student Housing Revenue Bonds
   State University Buffalo Student
   Apartments Series 1999A
   (Radian Group Financial Guaranty)
     08-01-24          5.50            1,000,000                 1,018,560
Long Island Power Authority
   Refunding Revenue Bonds
   Electronic Systems Sub Series 1998A
   (AMBAC Insured)
     04-01-09          5.25            1,000,000                 1,089,380
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Commuter Facilities Service Contract
   5th Series 1991
     07-01-16          6.50            1,775,000                 1,800,489
Metropolitan Transportation Authority
   Refunding Revenue Bonds Series 2002
   Inverse Floater (AMBAC Insured)
     11-15-19         14.19            1,330,000(g)              1,569,759
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Service Contract Series 2002A
   (FGIC Insured)
     07-01-25          5.00            2,000,000                 1,949,300
Metropolitan Transportation Authority
   Refunding Revenue Bonds
   Transportation Facilities
   Series 1998A
   Escrowed to Maturity (MBIA Insured)
     07-01-24          4.75            1,500,000                 1,452,240
Metropolitan Transportation Authority
   Revenue Bonds Dedicated Tax Fund
   Series 1998A (FGIC Insured)
     04-01-28          4.75            1,000,000                   944,850
Monroe County Airport Authority
   Refunding Revenue Bonds
   Greater Rochester International Airport
   Series 1999 (MBIA Insured) A.M.T.
     01-01-16          5.88            1,500,000                 1,671,585
Monroe County Unlimited General
   Obligation Refunding Bonds
   Public Improvement Series 1996
     03-01-15          6.00            1,250,000                 1,449,250
Mount Vernon Industrial Development Agency
   Revenue Bonds Civic Facilities
   Wartburg Senior Housing Meadowview
   Series 1999
     06-01-29          6.20            1,000,000                   876,390
Municipal Assistance for City of Troy
   Refunding Revenue Bonds
   Series 1996A (MBIA Insured)
     01-15-22          5.00            1,250,000                 1,240,725
New York City Industrial Development Agency
   Refunding Revenue & Improvement Bonds
   Civic Facilities Lighthouse Intl
   Series 1998 (MBIA Insured)
     07-01-23          4.50              200,000                   182,232
New York City Industrial Development Agency
   Revenue Bonds Civic Facilities
   Riverdale Country School
   Series 1997 (MBIA Insured)
     06-01-17          5.25            1,000,000                 1,033,940
New York City Industrial Development Agency
   Revenue Bonds Civic Facilities
   Touro College Series 1999A
     06-01-29          6.35            1,000,000                   890,810
New York City Industrial Development Agency
   Revenue Bonds Civic Facilities
   YMCA of Greater New York Series 1997
     08-01-16          5.80            1,000,000                 1,032,320
New York City
Municipal Water Finance Authority
   Refunding Revenue Bonds
   Water & Sewer System Series 1993
   Inverse Floater (MBIA Insured)
     06-15-09          8.92            2,000,000(g)              2,181,800
New York City
Municipal Water Finance Authority
   Revenue Bonds
   Water & Sewer System
   Series 1996B (MBIA Insured)
     06-15-26          5.75              500,000                   547,675
New York City Transitional Cultural Resources
   Revenue Bonds
   Museum of American Folk Art
   Series 2000 (ACA Insured)
     07-01-22          6.00            1,000,000                 1,043,080
New York City Transitional Finance Authority
   Future Secured Sales Tax
   Pre-refunded Revenue Bonds
   Series 1999C
     05-01-25          5.50            1,000,000                 1,028,830
New York City Transitional Finance Authority
   Future Secured Sales Tax
   Revenue Bonds Series 2001C
     02-01-08          5.50            1,500,000                 1,643,925
New York City Transitional Finance Authority
   Public Improvement Revenue Bonds
   Series 2002C
     02-15-16          5.50            5,000,000                 5,382,949
New York City Unlimited General Obligation
   Bonds Series 1996J
     02-15-19          5.88            1,000,000                 1,039,840
New York City Unlimited General Obligation
   Bonds Series 2000R Inverse Floater
   (FGIC Insured)
     05-15-16         12.99            1,000,000(g)              1,252,150
New York City Unlimited General Obligation
   Bonds Series 2002C (XLCA Insured)
     03-15-12          5.00            1,000,000                 1,052,610
New York City Unlimited General Obligation
   Pre-refunded Bonds Series 1994B-1
     08-15-16          7.00            1,500,000                 1,675,035

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
68    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

New York City Unlimited General Obligation
   Refunding Bonds Series 1996G
     02-01-17          5.75%          $1,000,000                $1,051,730
New York City Unlimited General Obligation
   Refunding Bonds Series 2002E
     08-01-16          5.75            3,000,000                 3,205,890
New York City Unlimited General Obligation
   Refunding Bonds Series 2002E
   (MBIA Insured)
     08-01-15          5.63            2,000,000                 2,187,600
North Hempstead
   Unlimited General Obligation Bonds
   Series 1998A (FGIC Insured)
     01-15-23          4.75            1,000,000                   953,280
Oneida County Industrial Development Agency
   Revenue Bonds Civic Facilities
   Mohawk Valley Handicapped Services
   Series 1999 (ACA Insured)
     03-15-19          5.30              500,000                   489,435
Port Authority Special
   Obligation Refunding Revenue Bonds
   KIAC Partners
   4th Series 1996 A.M.T.
     10-01-19          6.75            1,500,000                 1,548,495
Puerto Rico Electric Power Authority
   Refunding Revenue Bonds
   2nd Series 2002D-179
   Inverse Floater (MBIA Insured)
     07-01-17         14.20            1,500,000(c,f,g)          2,008,050
Rockland Tobacco Asset
   Backed Revenue Bonds Series 2001
     08-15-35          5.63            1,000,000                   977,170
State Dormitory Authority
   Pre-refunded Revenue Bonds
   City University 3rd General Resolution
   2nd Series 1994 (MBIA Insured)
     07-01-19          6.25            1,500,000                 1,630,155
State Dormitory Authority
   Pre-refunded Revenue Bonds
   Series 1990B
     05-15-11          7.50              415,000                   524,178
State Dormitory Authority
   Refunding Revenue Bonds
   Consolidated City University System
   Series 1993A
     07-01-13          5.75            3,000,000                 3,335,340
State Dormitory Authority
   Refunding Revenue Bonds
   Cooper Union Series 1996
   (AMBAC Insured)
     07-01-20          5.38              860,000                   881,939
State Dormitory Authority
   Refunding Revenue Bonds
   Long Island University
   Series 1999
   (Radian Group Financial Guaranty)
     09-01-28          5.25            1,400,000                 1,393,966
State Dormitory Authority
   Refunding Revenue Bonds
   St. Francis Hospital
   Series 1999A (MBIA Insured)
     07-01-29          5.50            1,000,000                 1,022,800
State Dormitory Authority
   Refunding Revenue Bonds
   St. Thomas Aquinas College
   Series 1998
   (Radian Group Financial Guaranty)
     07-01-14          5.00            1,125,000                 1,154,104
State Dormitory Authority
   Refunding Revenue Bonds
   State University Educational Facilities
   Series 1993A (AMBAC Insured)
     05-15-15          5.25            2,030,000                 2,204,438
     05-15-19          5.50            2,000,000                 2,177,580
State Dormitory Authority
   Revenue Bonds
   Barnard College Series 1996
   (AMBAC Insured)
     07-01-16          5.25            1,140,000                 1,184,483
State Dormitory Authority
   Revenue Bonds
   Culinary Institute of America
   Series 1997 (MBIA Insured)
     07-01-17          5.00              500,000                   509,915
State Dormitory Authority
   Revenue Bonds
   Frances Schervier Home
   Series 1997
   (Radian Group Financial Guaranty)
     07-01-17          5.50            1,000,000                 1,039,430
State Dormitory Authority
   Revenue Bonds
   New York University Series 1998A
   (MBIA Insured)
     07-01-17          6.00            2,975,000                 3,443,979
State Dormitory Authority
   Revenue Bonds
   Pratt Institute Series 1999
   (Radian Group Financial Guaranty)
     07-01-20          6.00            1,500,000                 1,643,565
State Dormitory Authority
   Revenue Bonds
   Rockefeller University Series 2002A1
     07-01-32          5.00            1,500,000                 1,459,110
State Dormitory Authority
   Revenue Bonds
   School Districts Financing Series 2002A
   (MBIA Insured)
     10-01-17          5.75            5,000,000(f)              5,498,599
State Dormitory Authority
   Un-refunded Balance Revenue Bonds
   Series 1990B
     05-15-11          7.50            1,485,000                 1,797,251
State Energy Research & Development Authority
   Pollution Control Refunding Revenue Bonds
   Rochester Gas & Electric
   Series 1992B (MBIA Insured) A.M.T.
     05-15-32          6.50            2,500,000                 2,552,850
State Energy Research & Development Authority
   Revenue Bonds Gas Facilities
   Brooklyn Union Gas Series 1996
   (MBIA Insured)
     01-01-21          5.50            1,000,000                 1,027,680
State Energy Research & Development Authority
   Revenue Bonds Gas Facilities
   Residual Certificates Brooklyn Union Gas
   Series 2000 Inverse Floater (MBIA Insured)
     01-01-21         14.20              330,000(g)                352,836
State Energy Research & Development Authority
   Revenue Bonds Solid Waste Disposal
   State Electric & Gas Series 1993A
   (MBIA Insured) A.M.T.
     12-01-28          5.70            3,000,000                 3,057,390
State Environmental Facilities
   Pollution Control Revenue Bonds
   State Water Revolving Fund
   Series 1990A
     06-15-12          7.50              295,000                   300,959
State Local Government Assistance
   Revenue Bonds
   Series 1992C
     04-01-22          5.50            1,500,000                 1,501,665
State Local Government Assistance
   Revenue Bonds
   Series 1997B (MBIA Insured)
     04-01-20          4.88            1,000,000                   989,970
State Mortgage Agency
   Revenue Bonds
   2nd Series 2002B-181 Inverse Floater
     04-01-32         13.54            1,000,000(f,g)              999,730
State Urban Development
   Capital Correctional Facilities
   Revenue Bonds
   5th Series 1995 (MBIA Insured)
     01-01-25          5.50              750,000                   762,548
State Urban Development
   Revenue Bonds Personal Income Tax
   Series 2002A
     03-15-16          5.38            1,360,000                 1,449,406
     03-15-17          5.38            1,405,000                 1,487,164
Suffolk County Industrial Development Agency
   Revenue Bonds Continuing Care Retirement
   Jefferson's Ferry Series 1999A
     11-01-28          7.25            1,500,000                 1,564,875

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
69    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(b,d)

Syracuse Unlimited General Obligation Bonds
   Series 2002C (FGIC Insured) A.M.T.
     01-01-05          4.25%          $1,150,000                $1,190,963
Ulster County Independent Development Agency
   Revenue Bonds Civic Facilities
   Benedictine Hospital Series 1999A
     06-01-24          6.45            1,950,000                 1,744,607
Utica Industrial Development Agency
   Pre-refunded Revenue Bonds Civic Facilities
   Munson-Williams-Proctor
   Series 1996A (MBIA Insured)
     07-15-16          5.50              750,000                   781,103
Westchester County Industrial Development Agency
   Revenue Bonds Continuing Care Retirement
   Hebrew Hospital Senior Housing
   Series 2000A
     07-01-30          7.38            1,000,000                 1,009,910
Yonkers Unlimited General Obligation
   Refunding Bonds
   Series 2001B (AMBAC Insured)
     12-15-07          3.88            1,010,000                 1,046,532
Total

Municipal bonds
(Cost: $104,440,222)                                          $109,798,629

Municipal notes (2.9%)
Issuer(b,d,e)        Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity
New York City Transitional Finance Authority
   Revenue Bonds Future Tax Secured
   V.R. Series 1999B-2
     11-01-26          1.75%            $500,000                  $500,000
New York City Unlimited General Obligation
   Bonds V.R. Series 1994B2
   (MBIA Insured)
     08-15-09          1.75              100,000                   100,000
New York City Unlimited General Obligation
   Refunding Bonds V.R. Series 1994H-2
     08-01-13          1.75              600,000                   600,000
State Job Development Authority
   Refunding Revenue Bonds
   State Guarantee Special Purpose
   V.R. Series 1992 A1-25
     03-01-07          1.80            2,000,000                 2,000,000
Total

Municipal notes
(Cost: $3,200,000)                                              $3,200,000

Total investments in securities
(Cost: $107,640,222)(h)                                       $112,998,629

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance

(c) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 6.4% of net assets as of June 30, 2002.

(d)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 9.2% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(f) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $8,503,275.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 7.5% of net assets.

(h) At June 30, 2002, the cost of securities for federal income tax purposes was $107,640,222 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $6,118,578
     Unrealized depreciation                          (760,171)
                                                      --------
     Net unrealized appreciation                    $5,358,407
                                                    ----------

--------------------------------------------------------------------------------
70    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities

AXP Ohio Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (98.6%)
Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(d,e)

Akron Bath Copley Joint Township
   Hospital District Revenue Bonds
   Summa Hospital Series 1998A
     11-15-24          5.38%          $1,500,000                $1,319,925
Barberton Limited Tax Various Purpose
   General Obligation Bonds Series 1989
     12-01-09          7.35              560,000                   562,526
Bellefontaine Hospital Facility
   Refunding Revenue Bonds
   Mary Rutan Health Association
   of Logan County Series 1993
     12-01-13          6.00            1,000,000                 1,029,840
Buckeye Valley Local School District
   School Improvement Unlimited Tax
   General Obligation Bonds
   Series 1995A (MBIA Insured)
     12-01-20          5.25            1,000,000                 1,015,980
Carroll Water & Sewer District
   Unlimited Tax General Obligation Bonds
   Series 1998
     12-01-10          6.25              385,000                   401,436
Carroll Water & Sewer District
   Water System Improvement Unlimited Tax
   General Obligation Bonds Series 1996
     12-01-10          6.25              830,000                   861,449
Celina Local School District
   Unlimited General Obligation Bonds
   Series 1996 (FGIC Insured)
     12-01-20          5.25            1,000,000                 1,016,930
Cincinnati School District School
   Improvement General Obligation Bonds
   Series 2001 (MBIA Insured)
     12-01-02          4.00              805,000                   813,638
Cleveland Airport Systems Revenue Bonds
   Series 1997A (FSA Insured) A.M.T.
     01-01-17          5.13            1,000,000                 1,009,610
Cleveland Regional Transit Authority
   Limited General Obligation Bonds
   Capital Improvement Series 2002R
   (MBIA Insured)
     12-01-10          5.00            2,500,000                 2,693,924
Commonwealth of Puerto Rico
   Public Improvement Unlimited General
   Obligation Refunding Bonds
   Series 2001A (MBIA Insured)
     07-01-16          5.50            2,000,000(c)              2,230,460
Coshocton County Solid Waste Disposal
   Refunding Revenue Bonds
   Stone Container Series 1992
     08-01-13          7.88            1,000,000                 1,030,550
Cuyahoga County Health Care Facilities
   Refunding Revenue Bonds Judson
   Retirement Community Series 1996A
     11-15-18          7.25            1,000,000                 1,055,080
Cuyahoga County Hospital
   Facilities Revenue Bonds
   Canton Series 2000
     01-01-30          7.50            1,000,000                 1,077,380
Cuyahoga County Hospital
   Refunding Revenue Bonds
   Cleveland Clinic Foundation
   Series 1992C (MBIA Insured)
     11-15-11          5.50            1,500,000                 1,550,760
Cuyahoga County Hospital
   Revenue Bonds
   University Hospitals Health System
   Series 1999 (AMBAC Insured)
     01-15-19          5.40            1,000,000                 1,039,730
Cuyahoga County Limited Tax
   General Obligation Bonds
   Series 1993
     05-15-13          5.60              500,000                   561,075
Cuyahoga County Port Authority Special
   Assessment Tax Increment Revenue Bonds
   Series 2001
     12-01-31          7.35            1,000,000                 1,004,510
Dayton Water System Refunding
   Revenue Bonds Series 1999
   (FSA Insured)
     12-01-02          4.00            1,000,000                 1,010,730
Delaware County Sewer Improvement
   Limited Tax General Obligation Bonds
   Series 1995
     12-01-15          5.25            1,000,000                 1,032,590
Dover Limited Tax Improvement
   General Obligation Bonds
   Municipal Sewer System
   Series 1989
     12-01-09          7.10              855,000                   874,007
Eaton Local School District
   Unlimited Tax General Obligation Bonds
   Series 2002 (FGIC Insured)
     12-01-17          5.38              835,000                   892,740
Franklin County Health Care Facilities
   Refunding Revenue Bonds
   Lutheran Senior City Incorporated
   Series 1999
     12-15-28          6.13            1,250,000                 1,063,525
Franklin County Multi-family Housing
   Refunding Revenue Bonds
   Jefferson Chase Apartments
   Series 1998B A.M.T.
     11-01-35          6.40            1,000,000                   863,640
Franklin County Multi-family Housing
   Refunding Revenue Bonds
   West Bay Apartments Series 1998 A.M.T.
     12-01-25          6.38              990,000(b)                643,500
Gateway Economic Development
   Greater Cleveland Excise Tax
   Refunding Revenue Bonds Senior Lien
   Series 2001 (FSA Insured) A.M.T.
     09-01-05          5.13            1,750,000                 1,869,420
Hamilton County Sales Tax
   Revenue Bonds
   Hamilton County Football
   Series 1998A (MBIA Insured)
     12-01-17          4.75            1,000,000                 1,004,360
Hamilton County Sewer System
   Refunding Revenue Bonds
   Series 2001A (MBIA Insured)
     12-01-09          5.00              450,000                   487,971
Hamilton General Obligation Bonds
   One Renaissance Center
   Series 2001A (AMBAC Insured)
     11-01-02          2.40              150,000                   150,482
Hamilton General Obligation Bonds
   One Renaissance Center
   Series 2001B (AMBAC Insured)
     11-01-02          2.40              255,000                   255,819
     11-01-03          2.60              275,000                   278,361
Hilliard County School District
   Unlimited Tax General Obligation Bonds
   Series 1996A (FGIC Insured)
     12-01-20          5.00            1,000,000                 1,003,730
Jackson County Hospital Facilities
   Revenue Bonds Consolidated Health System
   Jackson Hospital Series 1999
   (Radian Group Financial Guaranty)
     10-01-20          6.13            1,000,000                 1,075,310
Lakota Local School District Unlimited Tax
   Improvement General Obligation
   Pre-refunded Bonds
   Series 1994 (AMBAC Insured)
     12-01-14          6.25            2,000,000                 2,239,439
Lorain County Hospital Facilities Refunding
   Revenue Bonds EMH Regional Medical
   Center Series 1995 (AMBAC Insured)
     11-01-21          5.38            2,000,000                 2,032,760
Lorain County Independent Living & Hospital
   Facilities Refunding Revenue Bonds
   Elyria United Methodist Series 1996C
     06-01-22          6.88            1,000,000                 1,034,230
Mahoning Valley Sanitary District Water
   Refunding Revenue Bonds
   Series 1999 (FSA Insured)
     11-15-18          5.75            1,000,000                 1,077,720

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
71    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Name of               Coupon          Principal                   Value(a)
issuer and             rate            amount
title of issue(d,e)

Marion County Health Care Facilities
   Improvement Refunding Revenue Bonds
   United Church Homes Series 1993
     11-15-10          6.38%            $820,000                  $816,515
Marysville Sewer System 1st Mortgage
   Revenue Bonds Series 1988 (BIG Insured)
     02-15-08          7.85              265,000                   265,856
Montgomery County Hospital Facilities
   Refunding Revenue Bonds
   Kettering Medical Center Series 1999
     04-01-22          6.75            1,000,000                 1,051,790
Montgomery County Limited Tax
   General Obligation Bonds Series 2000
     12-01-16          5.38            1,250,000                 1,337,188
Montgomery County Water Revenue
   Bonds Greater Moraine-Beavercreek District
   Series 1992 (FGIC Insured)
     11-15-17          6.25            1,000,000                 1,035,510
North Olmstead County
   General Obligation Bonds
   Series 1996 (AMBAC Insured)
     12-01-16          5.00            1,500,000                 1,542,075
     12-01-21          5.00              200,000                   200,116
Orrville Electric System
   Refunding Revenue & Improvement
   Mortgage Bonds Series 1997
   (AMBAC Insured)
     12-01-17          5.10            1,000,000                 1,026,680
Plain Local School District
   Unlimited Tax General Obligation Bonds
   Series 2002 (FGIC Insured)
     12-01-14          5.50            1,000,000                 1,096,930
Puerto Rico Electric Power Authority
   Revenue Bonds Series 2002C
   Inverse Floater (MBIA Insured)
     07-01-17         14.20            1,000,000(c,g,h)          1,338,700
Puerto Rico Public Buildings Authority
   Refunding Revenue Bonds Government
   Facilities Series 2002C (XLCA Insured)
     07-01-13          5.50              710,000(c)                793,347
Stark County Local School District
   Unlimited Tax General Obligation Bonds
   Series 2000 (FGIC Insured)
     12-01-16          5.65            1,100,000                 1,194,270
State Air Quality Development Authority
   Refunding Revenue Bonds
   JMG Funding Limited Partnership
   Series 1994 (AMBAC Insured) A.M.T.
     01-01-29          6.38            2,000,000                 2,180,739
     04-01-29          6.38              500,000                   545,185
State Air Quality Development Authority
   Revenue Bonds Columbus & Southern
   Series 1985A (FGIC Insured)
     12-01-20          6.38            1,000,000                 1,037,300
State Building Facilities Authority
   Administration Building Fund
   Series 2002A (FSA Insured)
     04-01-16          5.50            2,010,000                 2,173,795
State Building Facilities Authority
   Refunding Revenue Bonds
   Series 2001A (FSA Insured)
     10-01-14          5.50            2,000,000                 2,183,159
State Conservation Projects
   Unlimited Tax General Obligation Bonds
   Series 2002A
     09-01-09          4.00            1,415,000                 1,445,960
State Infrastructure
   Revenue Bonds Series 2001
     06-15-03          4.50            1,000,000                 1,028,080
State Public Facilities Commissions Higher
   Education Capital Facilities Revenue
   Bonds 2nd Series 1999A
     11-01-03          4.50            1,000,000                 1,037,050
State Schools Capital Facilities
   Unlimited Tax General Obligation Bonds
   Series 2001A
     06-15-13          5.00            1,500,000                 1,580,490
State Turnpike Commission Revenue Bonds
   Series 1998B (FGIC Insured)
     02-15-24          4.50            1,000,000                   906,660
State Turnpike Pre-refunded Revenue Bonds
   Series 1994A
     02-15-24          5.75            1,000,000                 1,079,200
State Turnpike Pre-refunded Revenue Bonds
   Series 1996A (MBIA Insured)
     02-15-26          5.50            1,000,000                 1,110,640
State University General Receipts
   Revenue Bonds Series 2002A
     12-01-03          4.00              500,000                   515,925
     12-01-05          3.50              500,000                   515,060
State Valley School District School
   Improvement Unlimited Tax
   General Obligation Bonds
   Counties of Adams & Highland
   Series 1995 (MBIA Insured)
     12-01-21          5.25            2,000,000                 2,025,320
State Water Development Authority
   Pollution Control Refunding Revenue
   Bonds Cleveland Electric Illuminating
   Series 1995
     08-01-25          7.70            1,000,000                 1,077,570
State Water Development Authority
   Pollution Control Refunding Revenue
   Bonds Toledo Edison Series 1994A A.M.T.
     10-01-23          8.00            1,000,000                 1,073,630
State Water Development Authority
   Refunding & Improvement Revenue Bonds
   Pure Water Series 1992 (AMBAC Insured)
     12-01-18          5.50              750,000                   764,430
State Water Development Authority
   Solid Waste Disposal Revenue Bonds
   Northstar BHP Steel Cargill
   Series 1995 A.M.T.
     09-01-20          6.30              500,000                   521,180
State Water Development Authority
   Water Pollution Control
   Refunding Revenue Bonds
   Series 2001
     06-01-03          3.50            1,150,000                 1,170,585
State Water Development Authority
   Water Pollution Control
   Refunding Revenue Bonds
   Series 2002
     12-01-13          5.25            1,000,000                 1,095,430
Summit County Unlimited Tax Refunding
   Bonds Series 2002R (FGIC Insured)
     12-01-16          5.50            1,000,000                 1,107,480
Swanton Local School District School
   Improvement Unlimited Tax
   General Obligation Bonds
   Series 2001 (FGIC Insured)
     12-01-02          3.10              550,000                   553,812
University of Cincinnati General Receipts
   Revenue Bonds Series 2001A
   (FGIC Insured)
     06-01-14          5.50            1,000,000                 1,094,190
University of Cincinnati General Receipts
   Revenue Bonds Series 2002F
     06-01-17          5.38            1,000,000(g)              1,061,980
Warren County Various Purpose
   Limited Tax General Obligation Bonds
   Series 1992
     12-01-12          6.10              500,000                   584,865
Youngstown State University
   General Receipts
   College Revenue Bonds
   Series 1998 (AMBAC Insured)
     12-15-16          4.75            1,000,000                 1,011,260
Total

Municipal bonds
(Cost: $78,029,326)                                            $81,345,089

Municipal notes (2.1%)
Issuer(e,f)          Effective         Amount                     Value(a)
                                        yield                    payable at
                                                                  maturity
State Air Quality Development Authority
   Pollution Control Revenue Bonds
   V.R. Series 1998C A.M.T.
     09-01-18          1.85%            $200,000                  $200,000
State Higher Education Facilities
   Revenue Bonds Case Western V.R.
   Series 2002A
     10-01-31          1.80            1,500,000                 1,500,000
Total

Municipal notes
(Cost: $1,700,000)                                              $1,700,000

Total investments in securities
(Cost: $79,729,326)(i)                                         $83,045,089

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
72    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 5.3% of net assets as of June 30, 2002.

(d) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA       -- ACA Financial Guaranty Corporation
     AMBAC     -- American Municipal Bond Association Corporation
     BIG       -- Bond Investors Guarantee
     CGIC      -- Capital Guaranty Insurance Company
     FGIC      -- Financial Guarantee Insurance Corporation
     FHA       -- Federal Housing Authority
     FNMA      -- Federal National Mortgage Association
     FSA       -- Financial Security Assurance
     GNMA      -- Government National Mortgage Association
     MBIA      -- Municipal Bond Investors Assurance
     XLCA      -- XL Capital Assurance

(e)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.    -- Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax represented 10.8% of net assets.
     B.A.N.    -- Bond Anticipation Note
     C.P.      -- Commercial Paper
     R.A.N.    -- Revenue Anticipation Note
     T.A.N.    -- Tax Anticipation Note
     T.R.A.N.  -- Tax & Revenue Anticipation Note
     V.R.      -- Variable Rate
     V.R.D.B.  -- Variable Rate Demand Bond
     V.R.D.N.  -- Variable Rate Demand Note

(f) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity.

(g) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued basis was $2,385,059.

(h) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 1.6% of net assets.

(i) At June 30, 2002, the cost of securities for federal income tax purposes was $79,729,326 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                    $4,096,626
     Unrealized depreciation                      (780,863)
                                                  --------
     Net unrealized appreciation                $3,315,763
                                                ----------

--------------------------------------------------------------------------------
73    AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP SPECIAL TAX-EXEMPT SERIES TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Insured Tax-Exempt Fund (a fund within AXP Special Tax-Exempt Series Trust) as of June 30, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2002, and the financial highlights for each of the years in the five-year period ended June 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Insured Tax-Exempt Fund as of June 30, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 2, 2002


--------------------------------------------------------------------------------
14   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund

June 30, 2002
Assets
Investments in securities, at value (Note 1)
    (identified cost $475,760,785)                                                                     $507,190,553
Cash in bank on demand deposit                                                                               81,635
Accrued interest receivable                                                                               5,002,894
Receivable for investment securities sold                                                                36,691,817
                                                                                                         ----------
Total assets                                                                                            548,966,899
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           101,578
Payable for investment securities purchased                                                              43,596,728
Payable for securities purchased on a when-issued basis (Note 1)                                         37,342,036
Accrued investment management services fee                                                                    5,770
Accrued distribution fee                                                                                      4,663
Accrued transfer agency fee                                                                                      78
Accrued administrative services fee                                                                             513
Other accrued expenses                                                                                       82,596
                                                                                                             ------
Total liabilities                                                                                        81,133,962
                                                                                                         ----------
Net assets applicable to outstanding shares                                                            $467,832,937
                                                                                                       ============
Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                               $    844,377
Additional paid-in capital                                                                              446,138,199
Undistributed net investment income                                                                              64
Accumulated net realized gain (loss) (Note 5)                                                           (10,579,471)
Unrealized appreciation (depreciation) on investments                                                    31,429,768
                                                                                                         ----------
Total -- representing net assets applicable to outstanding shares                                      $467,832,937
                                                                                                       ============
Net assets applicable to outstanding shares:    Class A                                                $396,862,617
                                                Class B                                                $ 65,110,910
                                                Class C                                                $  5,857,956
                                                Class Y                                                $      1,454
Outstanding shares of beneficial interest:      Class A shares           71,630,027                    $       5.54
                                                Class B shares           11,751,799                    $       5.54
                                                Class C shares            1,055,602                    $       5.55
                                                Class Y shares                  263                    $       5.53
                                                                                ---                    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund

Year ended June 30, 2002
Investment income Income:
Interest                                                                                                $23,033,772
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        2,071,069
Distribution fee
    Class A                                                                                                 986,871
    Class B                                                                                                 613,840
    Class C                                                                                                  41,036
Transfer agency fee                                                                                         183,177
Incremental transfer agency fee
    Class A                                                                                                  17,403
    Class B                                                                                                   4,903
    Class C                                                                                                     312
Service fee -- Class Y                                                                                            1
Administrative services fees and expenses                                                                   189,418
Compensation of board members                                                                                11,260
Custodian fees                                                                                               28,063
Printing and postage                                                                                         46,578
Registration fees                                                                                            68,110
Audit fees                                                                                                   19,250
Other                                                                                                         5,231
                                                                                                              -----
Total expenses                                                                                            4,286,522
    Earnings credits on cash balances (Note 2)                                                              (10,434)
                                                                                                            -------
Total net expenses                                                                                        4,276,088
                                                                                                          ---------
Investment income (loss) -- net                                                                          18,757,684
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                        3,812,197
    Futures contracts                                                                                      (142,252)
                                                                                                           --------
Net realized gain (loss) on investments                                                                   3,669,945
Net change in unrealized appreciation (depreciation) on investments                                         909,130
                                                                                                            -------
Net gain (loss) on investments                                                                            4,579,075
                                                                                                          ---------
Net increase (decrease) in net assets resulting from operations                                         $23,336,759
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Insured Tax-Exempt Fund

Year ended June 30,                                                                  2002                2001
Operations and distributions
Investment income (loss) -- net                                                  $ 18,757,684      $ 20,451,814
Net realized gain (loss) on investments                                             3,669,945           683,176
Net change in unrealized appreciation (depreciation) on investments                   909,130        15,460,366
                                                                                      -------        ----------
Net increase (decrease) in net assets resulting from operations                    23,336,759        36,595,356
                                                                                   ----------        ----------
Distributions to shareholders from:
    Net investment income
    Class A                                                                       (16,421,735)      (18,449,208)
    Class B                                                                        (2,091,822)       (2,105,053)
    Class C                                                                          (140,258)          (20,876)
    Class Y                                                                               (63)              (78)
                                                                                          ---               ---
Total distributions                                                               (18,653,878)      (20,575,215)
                                                                                  -----------       -----------
Share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                        49,446,929        54,960,583
    Class B shares                                                                 16,548,576        12,818,180
    Class C shares                                                                  4,827,429         1,968,071
Reinvestment of distributions at net asset value
    Class A shares                                                                 11,607,797        13,014,514
    Class B shares                                                                  1,549,140         1,549,161
    Class C shares                                                                    119,896            17,165
    Class Y shares                                                                         26                71
Payments for redemptions
    Class A shares                                                                (54,857,849)      (66,734,307)
    Class B shares (Note 2)                                                        (9,270,317)      (11,137,516)
    Class C shares (Note 2)                                                        (1,030,116)          (71,092)
                                                                                   ----------           -------
Increase (decrease) in net assets from share transactions                          18,941,511         6,384,830
                                                                                   ----------         ---------
Total increase (decrease) in net assets                                            23,624,392        22,404,971
Net assets at beginning of year                                                   444,208,545       421,803,574
                                                                                  -----------       -----------
Net assets at end of year                                                        $467,832,937      $444,208,545
                                                                                 ============      ============
Undistributed (excess of distributions over) net investment income               $         64      $   (103,742)
                                                                                 ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust on April 7, 1986. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest.

The Fund invests primarily in securities that are insured as to their scheduled payment of principal and interest for at least as long as the securities are held in the Fund. Insured securities fluctuate in market value as interest rates change.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o    Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities purchased on a forward-commitment basis
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of June 30, 2002, the Fund has entered into outstanding when-issued securities of $37,342,036 and other forward-commitments of $6,936,626.


--------------------------------------------------------------------------------
19   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                                                    2002           2001
Class A
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions*        $16,421,735     $18,449,208
      Long-term capital gain                                                --              --

Class B
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions*          2,091,822       2,105,053
      Long-term capital gain                                                --              --

Class C
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions*            140,258          20,876
      Long-term capital gain                                                --              --

Class Y
Distributions paid from:
      Ordinary income -- tax-exempt interest distributions*                 63              78
      Long-term capital gain                                                --              --

* Tax-exempt interest distributions were 99.65% and 99.90% for the years ended 2002 and 2001, respectively.

As of June 30, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                    $   101,642
Accumulated gain (loss)                                            $(4,061,035)
Unrealized appreciation (depreciation)                             $24,911,332

Dividends to shareholders
Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

As of June 30, 2002, American Express Financial Corporation (AEFC) owned 263 Class Y shares.

--------------------------------------------------------------------------------
20   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has an agreement with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50
o   Class B $20.50
o   Class C $20.00
o   Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $656,285 for Class A, $80,673 for Class B and $6,824 for Class C for the year ended June 30, 2002.

During the year ended June 30, 2002, the Fund's custodian and transfer agency fees were reduced by $10,434 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $188,237,809 and $135,801,039, respectively, for the year ended June 30, 2002. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
21   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

4. SHARE TRANSACTIONS
Transactions in shares of the Fund for the years indicated are as follows:

                                                            Year ended June 30, 2002
                                                  Class A      Class B       Class C     Class Y
Sold                                           8,950,029     2,993,800     872,672           --
Issued for reinvested distributions            2,102,482       280,613      21,698            5
Redeemed                                      (9,951,236)   (1,679,916)   (186,865)          --
                                              ----------    ----------    --------         ----
Net increase (decrease)                        1,101,275     1,594,497     707,505            5
                                               ---------     ---------     -------         ----

                                                            Year ended June 30, 2001
                                                 Class A       Class B     Class C      Class Y
Sold                                          10,084,820     2,342,728     357,508           --
Issued for reinvested distributions            2,394,727       285,084       3,129           13
Redeemed                                     (12,313,896)   (2,053,092)    (12,919)          --
                                             -----------    ----------     -------         ----
Net increase (decrease)                          165,651       574,720     347,718           13
                                                 -------       -------     -------         ----

5. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $4,061,035 as of June 30, 2002, that if not offset by capital gains, will expire in 2008 through 2011. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended June 30, 2002.


--------------------------------------------------------------------------------
22   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.48     $5.28    $5.44    $5.63        $5.51
Income from investment operations:
Net investment income (loss)                                     .23       .27      .27      .27          .28
Net gains (losses) (both realized and unrealized)                .06       .20     (.16)    (.18)         .13
Total from investment operations                                 .29       .47      .11      .09          .41
Less distributions:
Dividends from net investment income                            (.23)     (.27)    (.27)    (.27)        (.29)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.23)     (.27)    (.27)    (.28)        (.29)
Net asset value, end of period                                 $5.54     $5.48    $5.28    $5.44        $5.63

Ratios/supplemental data
Net assets, end of period (in millions)                         $397      $387     $371     $439         $455
Ratio of expenses to average daily net assets(c)                .82%      .82%     .82%     .75%         .73%
Ratio of net investment income (loss)
   to average daily net assets                                 4.18%     4.88%    5.16%    4.87%        5.09%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                5.37%     8.98%    2.13%    1.74%        7.60%

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.48     $5.28    $5.44    $5.63        $5.51
Income from investment operations:
Net investment income (loss)                                     .19       .23      .23      .23          .24
Net gains (losses) (both realized and unrealized)                .06       .20     (.16)    (.18)         .13
Total from investment operations                                 .25       .43      .07      .05          .37
Less distributions:
Dividends from net investment income                            (.19)     (.23)    (.23)    (.23)        (.25)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.19)     (.23)    (.23)    (.24)        (.25)
Net asset value, end of period                                 $5.54     $5.48    $5.28    $5.44        $5.63

Ratios/supplemental data
Net assets, end of period (in millions)                          $65       $56      $51      $61          $44
Ratio of expenses to average daily net assets(c)               1.58%     1.58%    1.57%    1.51%        1.49%
Ratio of net investment income (loss)
   to average daily net assets                                 3.43%     4.13%    4.41%    4.13%        4.34%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                4.59%     8.17%    1.35%     .99%        6.80%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001    2000(b)
Net asset value, beginning of period                           $5.49     $5.28    $5.27
Income from investment operations:
Net investment income (loss)                                     .19       .23       --
Net gains (losses) (both realized and unrealized)                .06       .21      .01
Total from investment operations                                 .25       .44      .01
Less distributions:
Dividends from net investment income                            (.19)     (.23)      --
Net asset value, end of period                                 $5.55     $5.49    $5.28

Ratios/supplemental data
Net assets, end of period (in millions)                           $6        $2      $--
Ratio of expenses to average daily net assets(c)               1.58%     1.58%    1.57%(d)
Ratio of net investment income (loss)
   to average daily net assets                                 3.44%     4.16%    5.22%(d)
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%
Total return(e)                                                4.59%     8.40%     .19%

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                    2002      2001     2000     1999         1998
Net asset value, beginning of period                           $5.47     $5.27    $5.44    $5.64        $5.52
Income from investment operations:
Net investment income (loss)                                     .24       .28      .28      .30          .29
Net gains (losses) (both realized and unrealized)                .06       .20     (.17)    (.19)         .13
Total from investment operations                                 .30       .48      .11      .11          .42
Less distributions:
Dividends from net investment income                            (.24)     (.28)    (.28)    (.30)        (.30)
Distributions from realized gains                                 --        --       --     (.01)          --
Total distributions                                             (.24)     (.28)    (.28)    (.31)        (.30)
Net asset value, end of period                                 $5.53     $5.47    $5.27    $5.44        $5.64

Ratios/supplemental data
Net assets, end of period (in millions)                          $--       $--      $--      $--          $--
Ratio of expenses to average daily net assets(c)                .67%      .67%     .67%     .60%         .48%
Ratio of net investment income (loss)
   to average daily net assets                                 4.39%     5.05%    5.33%    5.01%        5.30%
Portfolio turnover rate (excluding short-term securities)        32%        4%       9%      13%          17%
Total return(e)                                                5.60%     9.22%    2.30%    1.87%        7.73%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Investments in Securities
AXP Insured Tax-Exempt Fund

June 30, 2002
(Percentages represent value of investments compared to net assets)

Municipal bonds (98.9%)
Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Alabama (1.2%)
Jefferson County Capital Improvement Warrants
    Sewer Revenue Bonds
    Series 1999A (FGIC Insured)
        02-01-33                5.00%             $500,000          $478,845
        02-01-39                5.13             3,000,000         2,905,980
Mobile Unlimited General Obligation Refunding
    Bonds Series 2001 (AMBAC Insured)
        02-15-03                5.00             1,230,000         1,256,777
State Drinking Water Finance Authority
    Revolving Fund Loan Revenue Bonds
    Series 2002A (AMBAC Insured)
        08-15-04                3.15             1,015,000         1,037,929
Total                                                              5,679,531

Alaska (2.4%)
North Slope Borough
    Capital Appreciation
    Unlimited General Obligation Bonds
    Zero Coupon Series 1995A
    (MBIA Insured)
        06-30-06                5.61             5,300,000(e)      4,668,982
North Slope Borough
    General Obligation Bonds
    Zero Coupon Series 1996B
    (MBIA Insured)
        06-30-07                5.72             8,000,000(e)      6,701,440
Total                                                             11,370,422

Arizona (3.0%)
Health Facilities Authority Hospital System
    Refunding Revenue Bonds Phoenix Baptist
    Hospital Escrowed to Maturity Series 1992
    (MBIA Insured)
        09-01-11                6.25             1,650,000         1,750,122
Maricopa County School District #6
    Unlimited General Obligation Refunding
    Bonds Washington Elementary Series 2002A
    (FSA Insured)
        07-01-14                5.38             4,500,000         4,963,365
Mesa Municipal Development Excise Tax
    Refunding Revenue Bonds
    Series 2001 (FSA Insured)
        01-01-05                4.00             1,000,000         1,035,750
State School Facilities Board
    School Improvement Revenue Bonds
    Series 2001
        07-01-03                5.00             6,000,000         6,205,680
Total                                                             13,954,917

Arkansas (0.1%)
State Development Finance Authority
    Economic Development Revenue Bonds
    ADFA Guaranty Madison Industrial
    Development Series 2000B
    (AMBAC Insured) A.M.T.
        12-01-20                5.80               500,000           514,095

California (6.7%)
Delta Counties Home Mortgage
    Finance Authority Revenue Bonds
    Single Family Mortgage Series 1998A
    (MBIA GNMS/FNMA Insured) A.M.T.
        06-01-24                6.70               600,000           654,912
Desert Sands Unified School District Convertible
    Capital Appreciation Pre-refunded Bonds
    Series 1995 (FSA Insured)
        03-01-20                6.45             3,000,000         3,388,470
Fontana Unified School District
    Unlimited General Obligation Bonds
    Series 1995C (FGIC Insured)
        05-01-20                6.15             6,000,000         6,509,039
Los Angeles Department of Water & Power
    Waterworks Refunding Revenue Bonds
    2nd Series 1993 (FGIC Insured)
        05-15-23                4.50             1,520,000         1,401,744
Northern California Transmission
    Select Auction Variable Rate Security &
    Residual Interest Revenue Bonds
    Series 1993 (MBIA Insured)
        04-29-24                5.50             2,500,000(h)      2,550,400

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

California (cont.)
Oceanside Certificates of Participation
    Refunding Bonds Oceanside Civic Center
    Series 1995 (MBIA Insured)
        08-01-19                5.25%           $1,730,000        $1,765,500
Rural Home Mortgage Finance Authority
    Refunding Revenue Bonds Single Family
    Mortgage 2nd Series 1997A
    (GNMA/FNMA Insured) A.M.T.
        09-01-29                7.00             1,275,000         1,358,245
San Jose Redevelopment Agency
    Merged Area Redevelopment
    Tax Allocation Refunding Bonds
    Series 1993 (MBIA Insured)
        08-01-24                4.75             2,400,000         2,289,336
San Mateo County Joint Powers Authority
    Lease Pre-refunded Revenue Bonds
    San Mateo County Health Center
    Series 1994A (FSA Insured)
        07-15-22                5.75             1,500,000         1,648,980
State Public Works Board
    Lease Pre-refunded Revenue Bonds
    University of California
    Series 1992A (AMBAC Insured)
        12-01-16                6.40             2,000,000         2,081,520
State Public Works Board
    Lease Revenue Bonds
    Department of Corrections
    Series 1996A (AMBAC Insured)
        01-01-21                5.25             2,000,000         2,014,360
Statewide Communities Development Authority
    Certificates of Participation
    Sutter Health Obligated Group
    Series 1995 (MBIA Insured)
        08-15-22                5.50             5,750,000         5,901,858
Total                                                             31,564,364

Colorado (2.0%)
Broomfield Certificates of Participation
    Open Space Park & Recreation Facilities
    Series 2000 (AMBAC Insured)
        12-01-20                5.50             1,000,000         1,050,120
Denver City & County Airport Revenue Bonds
    Series 1995B (MBIA Insured) A.M.T.
        11-15-17                5.75             4,290,000         4,472,711
Douglas & Elbert Counties School District R-1
    Unlimited General Obligation Pre-refunded
    Bonds Series 1994A (MBIA Insured)
        12-15-16                6.50             1,435,000         1,602,149
Douglas & Elbert Counties School District R-1
    Unlimited General Obligation Un-refunded
    Balance Bonds Series 1994A (MBIA Insured)
        12-15-16                6.50                65,000            71,720
Larimer, Weld & Boulder Counties
    School District R-2J Thompson Unlimited
    General Obligation Capital Appreciation
    Bonds Zero Coupon
    Series 1997 (FGIC Insured)
        12-15-11                5.45             2,000,000(e)      1,302,900
        12-15-12                5.50             1,400,000(e)        861,014
Total                                                              9,360,614

Delaware (0.2%)
State Health Facilities Authority
    Refunding Revenue Bonds
    Medical Center of Delaware
    Series 1989 (MBIA Insured)
        10-01-15                7.00             1,000,000         1,091,150

District of Columbia (1.7%)
Association of American Medical Colleges
    Refunding Revenue Bonds Series 1997A
    (AMBAC Insured)
        02-15-27                5.38             2,500,000         2,519,550
Washington D.C. Convention Center
    Authority Dedicated Tax Revenue Bonds
    Senior Lien Series 1998 (AMBAC Insured)
        10-01-28                4.75             6,150,000         5,626,574
Total                                                              8,146,124

Florida (1.0%)
Jacksonville Excise Tax Refunding Revenue
    Bonds Series 2002A (AMBAC Insured)
        10-01-13                5.50             3,030,000(f)      3,388,933
Lee County Solid Waste System
    Refunding Revenue Bonds Series 2001
    (MBIA Insured) A.M.T.
        10-01-03                5.00             1,250,000         1,297,188
Total                                                              4,686,121

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Georgia (1.6%)
Cherokee County Water & Sewer Authority
    Revenue Bonds Series 1995
    Escrowed to Maturity (MBIA Insured)
        08-01-25                5.20%             $570,000          $586,274
Cherokee County Water & Sewer Authority
    Un-refunded Balance Revenue Bonds
    Series 1995 (MBIA Insured)
        08-01-25                5.20             1,395,000         1,430,963
Fulton County Water & Sewer
    Refunding Revenue Bonds
    Series 1992 Escrowed to Maturity
    (FGIC Insured)
        01-01-14                6.38             3,125,000         3,696,718
Fulton County Water & Sewer
    Un-refunded Balance Refunding Revenue
    Bonds Series 1992 (FGIC Insured)
        01-01-14                6.38               125,000           145,849
Savannah Resource Recovery Development
    Authority Refunding Revenue Bonds
    Waste to Energy Series 2001 (AMBAC Insured)
        12-01-03                2.50             1,500,000         1,516,455
Total                                                              7,376,259

Hawaii (0.7%)
State Airports Systems Refunding Revenue
    Bonds Series 2000B (FGIC Insured) A.M.T.
        07-01-20                6.00             2,000,000         2,148,120
State Harbor Capital Improvement
    Refunding Revenue Bonds
    Series 1997 (MBIA Insured) A.M.T.
        07-01-27                5.50             1,000,000         1,011,170
Total                                                              3,159,290

Illinois (6.7%)
Chicago Board of Education
    Capital Appreciation Unlimited General
    Obligation Refunding Bonds School Reform
    Zero Coupon Series 1999A (FGIC Insured)
        12-01-21                5.27            10,465,000(e)      3,567,205
Cook County Consolidated High School
    District #200 Limited General Obligation
    Bonds Oak Park Zero Coupon
    Series 1998 (FSA Insured)
        12-01-15                5.60             7,190,000(e)      3,617,072
        12-01-17                5.62             3,750,000(e)      1,645,613
Kane County General Obligation
    Bonds Series 2001 (FGIC Insured)
        01-01-03                4.00             1,000,000         1,012,610
Lake County Community High School
    District #127 Capital Appreciation
    Unlimited General Obligation Bonds
    Grayslake Zero Coupon Series 2002B
    (FGIC Insured)
        02-01-16                5.32             4,000,000(e)      2,014,720
McHenry County Community High School
    District #154 Capital Appreciation
    Unlimited General Obligation Bonds
    Zero Coupon Series 2001 (FGIC Insured)
        01-01-04                3.45             1,375,000(e)      1,327,384
McHenry County Community High School
    District #157 Capital Appreciation
    Unlimited General Obligation Bonds
    Zero Coupon Series 1998 (FSA Insured)
        12-01-17                5.60             5,790,000(e)      2,555,011
Rockford School District #205 Unlimited
    General Obligation Refunding Bonds
    Series 2001 (FGIC Insured)
        02-01-17                5.00               500,000           516,760
Southern Illinois University Housing
    & Auxiliary Capital Appreciation
    Revenue Bonds Zero Coupon
    Series 1999A (MBIA Insured)
        04-01-26                5.55             4,000,000(e)      1,043,600
St. Clair County
    Capital Appreciation Unlimited
    General Obligation Refunding Bonds
    Zero Coupon Series 1999
    (FGIC Insured)
        10-01-16                5.58             4,710,000(e)      2,303,473
        10-01-17                5.58             6,745,000(e)      3,077,204
        10-01-18                5.80             6,935,000(e)      2,848,066
        10-01-19                5.80             7,060,000(e)      2,716,123
St. Clair County Public Community Building
    Capital Appreciation Revenue Bonds
    Zero Coupon Series 1997B (FGIC Insured)
        12-01-14                5.95             2,000,000(e)      1,099,980
University of Illinois
    Certificates of Participation
    Series 2001 (AMBAC Insured)
        10-01-05                3.80             2,000,000         2,074,140
Total                                                             31,418,961

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Indiana (3.3%)
Ball State University Student Fee
    Revenue Bonds Series 2002K
    (FGIC Insured)
        07-01-18                5.75%             $750,000          $811,620
Clark-Pleasant Community School Building
    Revenue Bonds 1st Mortgage Lease
    Series 2001 (AMBAC Insured)
        07-15-16                5.50             1,000,000         1,071,280
Crown Point Multi-School Building
    1st Mortgage Revenue Bonds
    Zero Coupon Series 2000
    (MBIA Insured)
        01-15-25                6.59             8,230,000(e)      2,317,650
Fort Wayne Hospital Authority
    Refunding Revenue Bonds
    Parkview Health System
    Series 1998 (MBIA Insured)
        11-15-28                4.75             1,200,000         1,087,932
Health Facility Finance Authority Hospital
    Refunding Revenue Bonds
    Columbus Regional Hospital
    Series 1993 (FSA Insured)
        08-15-15                7.00             5,000,000         6,109,050
Marion County Hospital Authority
    Refunding Revenue Bonds
    Methodist Hospital Series 1989
    Escrowed to Maturity (MBIA Insured)
        09-01-13                6.50             4,000,000         4,068,320
Total                                                             15,465,852

Kansas (0.4%)
Labette County Single Family Housing
    Revenue Bonds Series 1998A-2
    (GNMA Insured)
        12-01-11                7.65                55,000            55,596
Sedgwick & Shawnee Counties
    Single Family Housing
    Revenue Mortgage Backed Securities
    1st Series 1997A (GNMA Insured) A.M.T.
        06-01-29                6.95             1,800,000         2,029,140
Total                                                              2,084,736

Kentucky (0.3%)
State Turnpike Authority Economic Development
    Road Refunding Revenue Bonds
    Revitalization Project Series 2001A
    (AMBAC Insured)
        07-01-13                5.50             1,275,000         1,419,891

Maine (0.4%)
State Turnpike Authority Turnpike
    Pre-refunded Revenue Bonds Series 1994
    (MBIA Insured)
        07-01-18                6.00             1,790,000         1,965,026

Massachusetts (5.5%)
Bay Transportation Authority
    Revenue Bonds Series 1995B
    (AMBAC Insured)
        03-01-25                5.38             4,000,000         4,038,320
Municipal Wholesale Electric Power
    Supply System Pre-refunded Revenue Bonds
    Series 1994B (MBIA Insured)
        07-01-11                4.75             5,250,000         5,638,028
State Health & Educational Facilities Authority
    Refunding Revenue Bonds Cape Cod
    Health System Series 1993A
    (Connie Lee Insured)
        11-15-21                5.25             4,000,000         4,013,240
State Turnpike Authority
    Metro Highway System
    Refunding Revenue Bonds Series 1999A
    (AMBAC Insured)
        01-01-34                4.75             2,500,000         2,265,700
State Unlimited General Obligation
    Refunding Bonds 2nd Series 2002R
    Inverse Floater (FGIC Insured)
        11-01-15               14.20             6,000,000(f,g)    8,000,160
State Water Resources Authority
    Pre-refunded Revenue Bonds
    Series 1992A (MBIA Insured)
        07-15-22                5.50             2,000,000         2,003,900
Total                                                             25,959,348

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Michigan (3.9%)
Almont Community Schools
    Unlimited General Obligation Bonds
    Series 1996 (FGIC Insured)
        05-01-22                5.38%           $1,900,000        $1,923,161
Grand Rapids Sanitary Sewer System
    Refunding & Improvement Revenue Bonds
    Series 1998A (FGIC Insured)
        01-01-28                4.75             3,000,000         2,762,790
Iron Mountain School Unlimited
    General Obligation Refunding Bonds
    Series 1996 (AMBAC Insured)
        05-01-21                5.13             1,500,000         1,508,580
Jackson County Public Schools
    Unlimited General Obligation Bonds
    Series 1999 (FGIC Insured)
        05-01-22                5.38             1,000,000         1,024,010
Kalamazoo Hospital Finance Authority
    Refunding & Improvement Bonds Bronson
    Methodist Hospital Series 1992A
    (MBIA Insured)
        05-15-12                6.25             3,000,000         3,178,680
Lincoln Park School District
    Pre-refunded Unlimited General Obligation
    Bonds Series 1996 (FGIC Insured)
        05-01-26                5.90             1,500,000         1,681,665
Monroe County Pollution Control
    Revenue Bonds Detroit Edison Series 1992
    (MBIA Insured) A.M.T.
        09-01-24                6.55             5,000,000         5,322,550
Plymouth-Canton Community School District
    Unlimited General Obligation Bonds
    Series 1999 (FSA Insured)
        05-01-23                4.75             1,000,000           947,960
Total                                                             18,349,396

Minnesota (1.4%)
Southern Minnesota Municipal
    Power Agency Power Supply System
    Refunding Revenue Bonds
    Series 1993A (FGIC Insured)
        01-01-16                4.75             4,250,000         4,252,295
Southern Minnesota Municipal
    Power Agency Power Supply System
         Refunding Revenue Bonds
    Zero Coupon Series 1994A
    (MBIA Insured)
        01-01-21                6.12             6,000,000(e)      2,315,940
Total                                                              6,568,235

Mississippi (1.1%)
Alcorn County Hospital Refunding Revenue Bonds
    Magnolia Regional Hospital Center
    Series 1995 (AMBAC Insured)
        10-01-13                5.75             1,000,000         1,056,590
State Home Single Family Mortgage
    Refunding Revenue Bonds Series 1997H
    (GNMA/FNMA Insured) A.M.T.
        12-01-29                6.70             1,625,000         1,787,110
State Home Single Family Mortgage
    Revenue Bonds 7th Series 1999A
    (GNMA/FNMA Insured) A.M.T.
        06-01-31                6.30             1,995,000         2,119,488
Total                                                              4,963,188

Montana (2.0%)
Forsyth Rosebud County Pollution
    Refunding Revenue Bonds
    Puget Sound Power & Light
    Series 1991 (AMBAC Insured) A.M.T.
        08-01-21                7.25             4,000,000         4,097,920
State Board of Investments Refunded Balance
    Payroll Tax Revenue Bonds
    Series 1991 Escrowed to Maturity
    (MBIA Insured)
        06-01-20                6.88             4,750,000         5,424,168
Total                                                              9,522,088

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
29   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Nevada (1.6%)
Clark County Municipal Water
    Limited General Obligation Bonds
    Series 2001 (FGIC Insured)
        06-01-26                5.25%           $2,490,000        $2,491,643
Clark County Passenger Facility Charge Airport
    Revenue Bonds Las Vegas McCarren Airport
    Series 1995A (MBIA Insured) A.M.T.
        07-01-25                5.50             5,000,000         5,021,950
Total                                                              7,513,593

New Jersey (2.2%)
State Transportation
    Certificates Series 2002-264
    Inverse Floater (AMBAC Insured)
        09-15-15               13.90             3,660,000(g)      4,871,423
State Transportation Toll Road Fund Authority
    Transportation Systems Refunding Revenue
    Bonds Series 2001C (FSA Insured)
        12-15-15                5.50             5,000,000         5,581,200
Total                                                             10,452,623

New Mexico (0.5%)
Santa Fe Water
    Pre-refunded Revenue Bonds
    Series 1994 (AMBAC Insured)
        06-01-24                6.30             1,000,000         1,080,980
State Highway Commission Sub Lien Tax
    Refunding Revenue Bonds Series 2002B
    (AMBAC Insured)
        06-15-05                5.00             1,000,000         1,069,350
Total                                                              2,150,330

New York (13.5%)
Buffalo School
    Unlimited General Obligation Bonds
    Series 2001D (FGIC Insured)
        12-15-05                5.00               940,000         1,018,189
Metropolitan Transportation Authority
    Refunding Revenue Bonds Series 2002
    Inverse Floater (AMBAC Insured)
        11-15-19               14.19             2,000,000(g)      2,360,540
Metropolitan Transportation Authority
    Service Contract Revenue Bonds
    Series 2002B (MBIA Insured)
        01-01-14                5.50            17,500,000(f)     19,373,901
New York City Municipal Water Finance Authority
    Refunding Revenue Bonds
    Water & Sewer System Series 1995A
    (MBIA Insured)
        06-15-23                5.50             5,000,000         5,063,850
New York City Unlimited General Obligation
    Refunding Bonds Series 2002G
    (FGIC Insured)
        08-01-10                5.50             5,000,000         5,484,950
State Dormitory Authority
    Pre-refunded Revenue Bonds
    City University 3rd General Resolution
    2nd Series 1994 (MBIA Insured)
        07-01-19                6.25             2,500,000         2,716,925
State Dormitory Authority
    Refunding Revenue Bonds
    State University Educational Facilities
    Series 1993A (AMBAC Insured)
        05-15-15                5.25             2,700,000         2,932,011
State Dormitory Authority
    Refunding Revenue Bonds
    State University Educational Facilities
    Series 1998A (MBIA Insured)
        05-15-25                4.75             4,000,000         3,745,320
State Energy Research & Development
    Authority Gas Facility Revenue Bonds
    Brooklyn Union Gas Series 1990C
   (MBIA Insured) A.M.T.
        06-01-25                5.60             4,500,000         4,592,430
State Energy Research & Development
    Authority Pollution Control
    Refunding Revenue Bonds
    Rochester Gas & Electric
    Series 1992B (MBIA Insured) A.M.T.
        05-15-32                6.50             4,000,000         4,084,560
State Energy Research & Development
    Authority Solid Waste Disposal
    Revenue Bonds State Electric &
    Gas Series 1993A (MBIA Insured) A.M.T.
        12-01-28                5.70            11,210,000        11,424,447
Total                                                             62,797,123

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

North Carolina (1.0%)
Capital Facilities Finance Agency
    Educational Facilities Revenue Bonds
    Meredith College Series 2001
    (AMBAC Insured)
        06-01-24                4.88%           $1,000,000          $970,470
Concord Certificates of Participation
    Series 1996B (MBIA Insured)
        06-01-16                5.75             1,480,000         1,566,832
Kannapolis Water & Sewer Revenue
    Bonds Series 2001B
    (FSA Insured) A.M.T.
        02-01-21                5.25             1,000,000         1,002,370
Piedmont Triad Airport Authority
    Refunding Revenue Bonds Series 1999B
    (FSA Insured) A.M.T.
        07-01-21                6.00             1,000,000         1,065,580
Total                                                              4,605,252

North Dakota (0.3%)
Fargo Health System Meritcare
    Obligated Group Refunding Revenue Bonds
    Series 1996A (MBIA Insured)
        06-01-27                5.38             1,360,000         1,363,917

Ohio (1.1%)
Lorain County Hospital Facilities Refunding
    Revenue Bonds EMH Regional Medical
    Center Series 1995 (AMBAC Insured)
        11-01-21                5.38             2,000,000         2,032,760
Lucas County Hospital Refunding Revenue
    Bonds St. Vincent's Medical Center
    Series 1993C (MBIA Insured)
        08-15-22                5.25             1,725,000         1,733,780
Wilmington City School District
    Unlimited General Obligation Refunding
    Bonds Series 2001 (FSA Insured)
        12-01-02                3.00             1,250,000         1,257,788
Total                                                              5,024,328

Oklahoma (2.1%)
Lawton Water Authority Sales
    Tax & Utility System Revenue Bonds
    Series 2001 (AMBAC Insured)
        03-01-03                4.50               815,000           831,202
        03-01-04                4.50             1,255,000         1,306,392
McAlester Public Works Authority
    Improvement Pre-refunded Revenue Bonds
    Series 1995 (FSA Insured)
        12-01-17                5.25             1,470,000         1,638,036
        12-01-18                5.25             1,000,000         1,114,310
Tulsa County Independent School District #1
    Unlimited General Obligation Combined
    Purpose Bonds Series 2001B (FSA Insured)
        08-01-03                4.00             5,000,000         5,130,700
Total                                                             10,020,640

Pennsylvania (4.0%)
Allegheny County Hospital Development
    Authority Revenue Bonds Catholic
    Health East Systems Series 1998A
    (AMBAC Insured)
        11-15-26                4.88             3,000,000         2,810,880
Harrisburg Authority Dauphin County
    Revenue Bonds
    Series 1997-II (MBIA Insured)
        09-15-22                5.63             2,000,000         2,237,120
Philadelphia Hospitals & Higher Education
    Facilities Refunding Revenue Bonds
    Jefferson Health System Series 1997A
    (AMBAC Insured)
        05-15-18                5.13             3,000,000         3,033,750
Pittsburgh School District
    Unlimited General Obligation Refunding
    Bonds Series 2002A (FSA Insured)
        09-01-14                5.50             6,280,000(f)      6,981,790
Robinson Township Municipal Authority
    Water & Sewer Revenue Bonds
    Series 1989 Escrowed To Maturity
    (FGIC Insured)
        11-15-19                6.00             1,290,000         1,413,298
State Turnpike Commission Revenue Bonds
    Series 2001 (AMBAC Insured)
        07-15-03                4.50             2,000,000         2,061,140
Total                                                             18,537,978

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Puerto Rico (1.4%)
Puerto Rico Electric Power Authority
    Refunding Revenue Bonds
    Series 2002-682 Inverse Floater
    (MBIA Insured)
        07-01-17               14.20%           $5,000,000(f,g,i) $6,693,500

Rhode Island (0.7%)
State Health & Education Building
    Higher Education Facility Refunding Revenue
    Bonds Series 1996 (MBIA Insured)
        06-01-26                5.63             3,000,000         3,073,380

South Carolina (0.2%)
Piedmont Municipal Power Agency Electric
    Refunding Revenue Bonds
    Series 1991 (FGIC Insured)
        01-01-21                6.25             1,000,000         1,144,520

Tennessee (0.3%)
Franklin Special School District
    Limited General Obligation Bonds
    Capital Appreciation Zero Coupon
    Series 1999 (FSA Insured)
        06-01-19                5.79             1,425,000(e)        587,912
        06-01-20                5.80             2,345,000(e)        903,857
Total                                                              1,491,769

Texas (17.2%)
Austin Airport System
    Prior Lien Revenue Bonds
    Series 1995A (MBIA Insured) A.M.T.
        11-15-25                6.13             3,000,000         3,181,350
Austin Utilities System
    Pre-refunded Revenue Bonds
    Series 1994 (FGIC Insured)
        05-15-24                5.75             2,605,000         2,829,030
Austin Utilities System
    Refunding Revenue Bonds
    Capital Appreciation Zero Coupon
    Series 1994 (FGIC Insured)
        05-15-17                5.83             5,900,000(e)      2,768,516
Austin Utilities System
    Un-refunded Balance Revenue Bonds
    Series 1994 (FGIC Insured)
        05-15-24                5.75             5,895,000         5,991,383
Austin Water & Wastewater System
    Refunding Revenue Bonds
    Series 2001C (FSA Insured)
        11-15-04                4.00             7,000,000         7,307,160
Bexar County Health Facilities Development
    Hospital Pre-refunded Revenue Bonds
    Baptist Health System Series 1994
    (MBIA Insured)
        08-15-19                6.75             5,000,000         5,580,800
Brazos River Authority Pollution Control
    Pre-refunded Collateralized Revenue Bonds
    Texas Utilities Electric
    Series 1992C (FGIC Insured) A.M.T.
        10-01-22                6.70            14,935,000        15,422,926
Bryan Waterworks & Sewer
    Refunding Revenue Bonds
    Series 2001 (FSA Insured)
        07-01-04                4.00             1,195,000         1,240,135
        07-01-05                5.00             2,390,000         2,555,675
Corsicana Waterworks & Sewer System
    Refunding Revenue Bonds Series 1997A
    (FGIC Insured)
        08-15-22                5.75             1,575,000         1,636,425
Harris County Toll Road
    Pre-refunded Revenue Bonds
    Series 1992A (AMBAC Insured)
        08-15-17                6.50             8,170,000         8,387,485
Houston Airport Systems
    Sub Lien Refunding Revenue Bonds
    Series 1998B (FGIC Insured) A.M.T.
        07-01-04                4.00             3,500,000         3,607,765
Houston Water & Sewer System Junior Lien
    Refunding Revenue Bonds
    Series 1997A (FGIC Insured)
        12-01-22                5.25             7,210,000         7,275,827
Houston Water & Sewer System Junior Lien
    Revenue Bonds
    Series 1997C (FGIC Insured)
        12-01-27                5.38             2,000,000         2,017,700
Laredo Independent School District
    Unlimited General Obligation Refunding
    Bonds Series 2001 (Permanent School Fund
    Guarantee)
        08-01-03                3.50             2,195,000         2,239,120

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
32   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                       Coupon             Principal          Value(a)
issuer and                     rate               amount
title of
issue(b,c)

Texas (cont.)
Rosenberg Limited General Obligation Bonds
    Certificates of Obligation
    Series 1998 (FSA Insured)
        03-01-16                4.50%             $740,000          $724,416
        03-01-17                4.50               785,000           757,140
San Antonio Electric & Gas
    Capital Appreciation Refunding Revenue
    Bonds Zero Coupon Series 1989A
    Escrowed To Maturity (AMBAC Insured)
        02-01-03                2.95             3,000,000(e)      2,971,860
Socorro Independent School District
    Unlimited General Obligation Refunding
    Bonds Series 2001 (Permanent School Fund
    Guarantee)
        08-15-04                3.00               500,000           509,530
        08-15-05                4.00               670,000           698,073
Turnpike Authority Dallas North Tollway
    Pre-refunded Revenue Bonds Addison Airport
    Toll Tunnel Series 1994 (FGIC Insured)
        01-01-23                6.60             2,000,000         2,235,220
Total                                                             79,937,536

Utah (0.4%)
State Building Ownership Authority
    Capital Appreciation Lease
    Revenue Bonds Zero Coupon
    Series 1998B (FSA Insured)
        05-15-05                3.82             2,000,000(e)      1,845,540

Virginia (4.7%)
Loudoun County Sanitation Authority Waste
    & Sewer Revenue Bonds
    Series 1994 (MBIA Insured)
        01-01-30                5.25             1,435,000         1,438,171
Metropolitan Washington D.C. Airport Authority
    General Airport Revenue Bonds
    Series 1992A (MBIA Insured) A.M.T.
        10-01-19                6.63             9,420,000         9,708,911
Metropolitan Washington D.C. Airport Authority
    Revenue Bonds 2nd Series 2001R
    Inverse Floater (MBIA Insured) A.M.T.
        10-01-27               11.74             2,000,000(g)      2,085,440
Portsmouth Redevelopment & Housing Authority
    Refunding Revenue Bonds
    Multi-family Housing New Regency Hilltop
    Series 1994 (FNMA Insured)
        12-01-08                6.05             5,780,000         5,982,994
Prince William County Lease Certificates of
    Participation Refunding Bonds
    Series 1995 (MBIA Insured)
        12-01-20                5.50             2,590,000         2,678,086
Total                                                             21,893,602

Wisconsin (0.8%)
Appleton Waterworks Refunding Revenue
    Bonds Series 2001 (FGIC Insured)
        01-01-04                3.25             1,155,000         1,176,518
Center District Tax Capital Appreciation
    Revenue Bonds Senior Dedicated
    Zero Coupon Series 1996A
    (MBIA Insured)
        12-15-17                6.03             4,000,000(e)      1,819,360
        12-15-21                5.45             2,045,000(e)        716,711
Total                                                              3,712,589

Wyoming (1.3%)
Central Regional Water System-Joint Powers
    Board Refunding Revenue Bonds
    Series 1999 (FSA Insured)
        06-01-30                5.25             3,500,000         3,474,485
Green River & Sweetwater Counties
    Joint Powers Board
    Refunding Revenue Bonds
    Series 1999A (FSA Insured)
        03-01-24                5.00             1,500,000         1,459,260
State Building
    Revenue Bonds Series 2001
    (AMBAC Insured)
        10-01-22                5.50             1,000,000         1,033,980
Total                                                              5,967,725

Total municipal bonds
(Cost: $431,415,785)                                            $462,845,553

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
33   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Municipal notes (9.5%)
Issuer(c,d)                  Effective            Amount            Value(a)
                               yield            payable at
                                                 maturity
Carbon County Utah Pollution Control
    Refunding Revenue Bonds (Pacificorp)
    V.R. Series 1994 (AMBAC Insured)
        11-01-24                1.80%           $2,965,000        $2,965,000
Carbon County Utah Pollution Control
    Refunding Revenue Bonds (Pacificorp)
    V.R. Series 1994 (MBIA Insured)
        11-01-24                1.80               100,000           100,000
Columbia Alabama Industrial Development Board
    Pollution Control Refunding Revenue Bonds
    (Alabama Power) V.R. Series 1995E
        10-01-22                1.80             6,400,000         6,400,000
Duluth Minnesota Economic
    Development Authority Healthcare Facilities
    Refunding Revenue Bonds
    (Miller-Dwan Medical Center)
    V.R. Series 1997
        06-01-19                1.95             1,500,000         1,500,000
Harris County Texas Health Facilities
    Development Refunding Revenue Bonds
    (St. Lukes Episcopal Hospital)
    V.R. Series 2001B
        02-15-31                1.85             1,100,000         1,100,000
Harris County Texas Health Facilities
    Development Revenue Bonds
    (Texas Children's Hospital)
    V.R. Series 1999B (MBIA Insured)
        10-01-29                1.85             4,300,000         4,300,000
Illinois Health Facilities Authority
    Refunding Revenue Bonds
    (University of Chicago Hospitals)
    V.R. Series 1998 (MBIA Insured)
        08-01-26                1.85             1,100,000         1,100,000
Kansas City Industrial Development Authority
    Hospital Refunding Revenue Bonds
    (Research Health Services System)
    V.R. Series 1985 (MBIA Insured)
        10-15-15                2.00               300,000           300,000
Louisiana Offshore Terminal Authority
    Deepwater Port Refunding Revenue Bonds
    (1st Stage A-Loop) V.R. Series 1992
        09-01-08                1.85               400,000           400,000
Lower Neches Valley Texas Authority
    Industrial Development Exempt Facilities
    Refunding Revenue Bonds (Exxon Mobil)
    V.R. Series 2001B
        11-01-29                1.85               400,000           400,000
Massachusetts State Health & Educational
    Facilities Authority Refunding Revenue
    Bonds (Capital Asset) V.R. Series 1985C
    (MBIA Insured)
        07-01-10                1.25             1,700,000         1,700,000
        07-01-10                1.35               800,000           800,000
Massachusetts State Health & Educational
    Facilities Authority Revenue Bonds
    (Capital Asset) V.R. Series 1985E
        01-01-35                1.80             1,300,000         1,300,000
Moffat County Colorado Pollution Control
    Refunding Revenue Bonds
    (Pacificorp) V.R. Series 1994
    (AMBAC Insured)
        05-01-13                1.80               900,000           900,000
New York City
    Unlimited General Obligation Bonds
    V.R. Series 1994B (MBIA Insured)
        08-15-22                1.75               700,000           700,000
New York City
    Unlimited General Obligation Refunding
    Bonds V.R. Series 1993E
        08-01-23                1.75             2,000,000         2,000,000
New York City
    Unlimited General Obligation Refunding
    Bonds V.R. Series 1994H (MBIA Insured)
        08-01-13                1.75             1,000,000         1,000,000
Ohio State Air Quality Development Authority
    Pollution Control Refunding Revenue Bonds
    (Ohio Edison) V.R. Series 2000C
        06-01-23                1.80               700,000           700,000
Ohio State Air Quality Development Authority
    Pollution Control Revenue Bonds
    (Cincinnati Gas & Electric)
    V.R. Series 1985A
        12-01-15                1.80               900,000           900,000
Reno Nevada Hospital
    Revenue Bonds
    (St Mary's Regional Medical Center)
    V.R. Series 1998B (MBIA Insured)
        05-15-23                2.00             4,500,000         4,500,000
Roanoke Virginia Industrial Development
    Authority Hospital Refunding Revenue Bonds
    (Memorial Hospitals) V.R. Series 1995A
        07-01-19                1.85             2,000,000         2,000,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
34   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Issuer(c,d)                  Effective            Amount            Value(a)
                               yield            payable at
                                                 maturity

Texas Gulf Coast Waste Disposal Environmental
    Facilities Revenue Bonds
    (Exxon Mobil) V.R. Series 2000 A.M.T.
        06-01-30                1.85%           $1,000,000        $1,000,000
University of Michigan
    Refunding Revenue Bonds
    (Medical Service Plan) V.R.
    Series 1998A-1
        12-01-21                1.80               600,000           600,000
University of Michigan
    Refunding Revenue Bonds
    (University of Michigan Hospitals)
    V.R. Series 1992A
        12-01-19                1.80             1,180,000         1,180,000
University of Michigan
    Revenue Bonds
    (Medical Service Plan)
    V.R. Series 1995A
        12-01-27                1.80             3,500,000         3,500,000
University of Michigan
    Revenue Bonds
    (University of Michigan Hospitals)
    V.R. Series 1995A
        12-01-27                1.80             1,900,000         1,900,000
Valdez Alaska Marine Terminal
    Refunding Revenue Bonds (Exxon Pipeline)
    V.R. Series 1993C
        12-01-33                1.75             1,100,000         1,100,000

Total municipal notes
(Cost: $44,345,000)                                              $44,345,000

Total investments in securities
(Cost: $475,760,785)(j)                                         $507,190,553

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
35   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  The  following   abbreviations  may  be  used  in  the  portfolio  security descriptions to identify the insurer of the issue:

     ACA      --  ACA Financial Guaranty Corporation
     AMBAC    --  American Municipal Bond Association Corporation
     BIG      --  Bond Investors Guarantee
     CGIC     --  Capital Guaranty Insurance Company
     FGIC     --  Financial Guarantee Insurance Corporation
     FHA      --  Federal Housing Authority
     FNMA     --  Federal National Mortgage Association
     FSA      --  Financial Security Assurance
     GNMA     --  Government National Mortgage Association
     MBIA     --  Municipal Bond Investors Assurance
     XLCA     --  XL Capital Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   --  Alternative Minimum Tax -- As of June 30, 2002, the value of securities subject to alternative minimum tax
                  represented 19.0% of net assets.
     B.A.N.   --  Bond Anticipation Note
     C.P.     --  Commercial Paper
     R.A.N.   --  Revenue Anticipation Note
     T.A.N.   --  Tax Anticipation Note
     T.R.A.N. --  Tax & Revenue Anticipation Note
     V.R.     --  Variable Rate
     V.R.D.B. --  Variable Rate Demand Bond
     V.R.D.N. --  Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(e)  For  zero  coupon  bonds,  the  interest  rate  disclosed   represents  the
     annualized effective yield on the date of acquisition.

(f) At June 30, 2002, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $44,278,662.

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2002. As of June 30, 2002, the value of inverse floaters represented 5.1% of net assets.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2002.

(i) Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 1.4% of net assets as of June 30, 2002.

(j) At June 30, 2002, the cost of securities for federal income tax purposes was $475,760,785 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                   $32,022,686
     Unrealized depreciation                                      (592,918)
                                                                  --------
     Net unrealized appreciation                               $31,429,768
                                                               -----------

--------------------------------------------------------------------------------
36   AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

PART C.    OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust, dated April 7, 1986, filed as Exhibit 1 to Registration Statement No. 33-5102, is incorporated by reference.

(b)      Amended By-laws, dated Jan. 11, 2001, filed electronically as Exhibit
         (b) to Registration Statement No. 33-5102 on or about Aug. 27, 2001, is incorporated by reference.

(c) Certificate for shares of beneficial interest, filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(d) Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995 filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(d)(1) Amendment to Investment Management Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (d)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendment to Investment Management Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(e) Distribution Agreement between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. dated July 8, 1999, filed electronically as Exhibit (e) to Registrant's Post-Effective Amendment No. 22 File No. 33-20872 filed on or about August 26, 1999, is incorporated by reference. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(1) Insurance Agreement between IDS Insured Tax-Exempt Fund and Financial Guaranty Insurance Company, filed as Exhibit 9 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(3)   License  Agreement,  dated January 25, 1988, filed  electronically  as
         Exhibit 9(e) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(4) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 10, 2001, filed as Exhibit (h)(6) to Registration Statement No. 33-5102 on or about Aug. 27, 2001, is incorporated by reference.

(h)(7) Addendum to Schedule A and Schedule B of the June 17, 1999 License Agreement, dated June 15, 2001, filed as Exhibit (h)(7) to Registration Statement No. 33-5102 on or about Aug. 27, 2001, is incorporated by reference.

(h)(8) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference.
         Registrant's Amendment to Administrative Services Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:  Not Applicable.

(l)      Initial Capital Agreements:  Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc., is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc.'s Post-Effective Amendment No. 36 to Registration Statement No. 2-72174 filed on or about July 30, 1999.

(m)(2) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan dated March 2000 is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000 as Exhibit (p)(2) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 9, 2002, is filed electronically herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

The Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he or she is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the laws of the Commonwealth of Massachusetts, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - Variable       Assurance Company            P.O. Box 5555
Annuities                                                    Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - Annuities
                                Advisors Inc.

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Senior Vice President
                                Management Group Inc.

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Northwinds Marketing                                      Director
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Joseph M. Barsky III            American Express Financial                                Vice President - Mutual
Vice President - Mutual Fund    Advisors Inc.                                             Fund Equities
Equities

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            Director and President

Walter S. Berman                American Express                                          Director
Director, Senior Vice President Certificate Company
and Chief Financial Officer
                                American Express Financial   70100 AXP Financial Center   Director, Senior Vice President
                                Advisors Inc.                Minneapolis, MN  55474       and Chief Financial Officer

Douglas W. Brewers              American Express Financial   70100 AXP Financial Center   Vice President - Sales
Vice President - Sales Support  Advisors Inc.                Minneapolis, MN  55474       Support

Kenneth I. Chenault             American Express Company     American Express Tower       Chairman and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Relationship Leader
Vice President - Retail         Advisors Inc.                                             Retail Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman, President and
Director, Chairman of           Advisors Inc.                                             Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Brenda H. Fraser                American Express Financial                                Executive Vice President -
Executive Vice                  Advisors Inc.                                             AEFA Products and Corporate Marketing
President - AEFA
Products and                    IDS Life Insurance Company                                Vice President - Variable Assets
Corporate Marketing

Gordon M. Fines                 American Express Asset                                    Senior Vice President and
Vice President - Mutual Fund    Management Group Inc.                                     Chief Investment Officer
Equity Investments

                                American Express Financial                                Vice President - Mutual
                                Advisors Inc.                                             Fund Equity Investments

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                American Express Asset                                    Assistant Treasurer
                                Management Group Inc.

                                American Express Asset                                    Assistant Treasurer
                                Management International Inc.

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Insurance                                                                Investments
Investments
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Investments

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments


                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     Director and President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Darryl G. Horsman               American Express Trust                                    Director, President and Chief
Vice President - Product        Company                                                   Executive Officer
Development and Technology,
American Express Retirement     Northwinds Marketing                                      Director
Services                        Group LLC

Claire Huang                    American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retail Marketing
Retail Marketing

Debra A. Hutchinson             American Express Financial                                Vice President - Technology
Vice President - Technology     Advisors Inc.                                             Relationship Leader
Relationship Leader

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Gregory R.  Johnson             American Express Asset                                    Assistant Treasurer
Vice President - Advisory       Management Group Inc.
Planning and Analysis
                                American Express Asset                                    Assistant Treasurer
                                Management International Inc.

                                American Express Financial                                Director, Vice President and
                                Advisors Japan Inc.                                       Chief Financial Officer

                                American Express Financial                                Vice President - Advisory
                                Advisors Inc.                                             Planning and Analysis

                                American Express Service                                  Vice President - Business
                                Corporation                                               Development

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                American Express Financial                                Vice President
                                Advisors Japan Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.



                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Claire Kolmodin                 American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Quality
Quality

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President - New
Vice President - New Business   Advisors Inc.                                             Business Development and
Development and Marketing                                                                 Marketing

Steve Lobo                      American Express Financial                                Vice President - Investment
Vice President - Investment     Advisors Inc.                                             Risk Management
Risk Management

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail
U.S. Retail
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Tom Mahowald                    American Express Financial                                Vice President and Director of
Vice President and Director of  Advisors Inc.                                             Equity Research
Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Penny Mazal                     American Express Financial                                Vice President - Business
Vice President - Business       Advisors Inc.                                             Transformation
Transformation

Mark T. McGannon                American Express Financial                                Vice President and General
Vice President and              Advisors Inc.                                             Sales Manager - AEFA Products
General Sales
Manager - AEFA Products

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds
                                American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman, President
Executive Vice President -      Service Corporation                                       and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Carla P. Pavone                 American Express Financial                                Vice President -
Vice President - Product        Advisors Inc.                                             Business Development
Business Development

Kris Petersen                   American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director, Vice President, General Counsel
                                Insurance Company                                         and Secretary

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services



Stephen W. Roszell              Advisory Capital Income LLC                               Director
Senior Vice President -
Institutional                   Advisory Capital                                          Director
Group                           Partners LLC

                                Advisory Capital                                          Director
                                Strategies Group Inc.

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Director
                                Group LLC

Erven A. Samsel                 American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Express Insurance                                Vice President - New England Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - New England Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Judy P. Skoglund                American Express Financial                                Vice President - Quality
Vice President - Quality and    Advisors Inc.                                             and Service Support
Service Support

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
                                American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Jeffrey J. Stremcha             American Express Financial                                Vice President -
Vice President - Information    Advisors Inc.                                             Information Resource
Resource Management/ISD                                                                   Management/ISD

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products
Financial Officer, Products
                                AMEX Assurance Company                                    Director

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Reality Corporation                                   Director

John R. Thomas                  American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Information and Technology
Information and Technology

William F. Truscott             Advisory Capital Income LLC                               Director
Senior Vice President -
Chief Investment Officer        Advisory Capital                                          Director
                                Partners LLC

                                Advisory Select LLC                                       Director

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Chief Compliance Officer        Advisors Inc.

                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                American Express Service                                  Chief Compliance Officer
                                Corporation

                                IDS Insurance Agency of                                   Chief Compliance Officer
                                Arkansas Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.                                     and Senior Portfolio
Portfolio Manager                                                                         Manager

                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President - North Region
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Maryland Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President - North Region
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President - North Region
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President - North Region
                                Ohio Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President - Brokerage Marketing
Vice President - Brokerage      Advisors Inc.
Marketing

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services Inc.                                  Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Enterprise          829 AXP Financial Center     Treasurer
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client                                   Vice President and
                                Service Corporation                                       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial                                Vice President and
                                Advisors Inc.                                             Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Maryland Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Express Service                                  Vice President and Treasurer
                                Corporation

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                AMEX Assurance Company                                    Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Life Insurance Company                                Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.                                Vice President and

                                IDS Life Variable Annuity                                 Vice President and
                                Funds A & B                                               Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.



Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP Bond Fund,  Inc.; AXP California  Tax-Exempt  Trust; AXP Discovery
          Fund, Inc.; AXP Equity Select Fund, Inc.; AXP Extra Income Fund, Inc.;
          AXP Federal Income Fund,  Inc.;  AXP Global  Series,  Inc.; AXP Growth
          Series,  Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International
          Fund, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP
          Market Advantage Series,  Inc.; AXP Money Market Series, Inc.; AXP New
          Dimensions  Fund,  Inc.;  AXP  Partners  Series,  Inc.;  AXP  Partners
          International  Series,   Inc.; AXP  Precious  Metals  Fund,  Inc.; AXP
          Progressive   Fund,  Inc.;  AXP  Selective  Fund,  Inc.;  AXP  Special
          Tax-Exempt  Series Trust;  AXP Stock Fund,  Inc.; AXP Strategy Series,
          Inc.; AXP Tax-Exempt Series,  Inc.; AXP Tax-Free Money Fund, Inc.; AXP
          Utilities  Income Fund, Inc.,  Growth Trust;  Growth and Income Trust;
          Income Trust;  Tax-Free Income Trust;  World Trust;  American  Express
          Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President -                       None
                                                        Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Joseph M. Barsky III                           Vice President - Mutual                None
                                                        Fund Equities

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Chief Financial Officer

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                             Vice President - Sales                 None
                                                        Support

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President -                       None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Gordon M. Fines                                Vice President - Mutual                None
                                                        Fund Equity Investments

         Brenda H. Fraser                               Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Steve Guida                                    Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President -                       None
                                                        Insurance Investments

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Claire Huang                                   Senior Vice President - Retail         None
                                                        Marketing

         Debra A. Hutchinson                            Vice President -                       None
                                                        Relationship Leader

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
                                                        Steel Cities

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Greg R. Johnson                                Vice President - Advisory Planning     None
                                                        Anaylsis

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Service               None
                                                        Quality

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President - New                   None
                                                        Business Development and
                                                        Marketing

         Steve Lobo                                     Vice President - Investment            None
                                                        Risk Management

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail

         Tom Mahowald                                   Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Penny Mazal                                    Vice President - Business              None
                                                        Transformation

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - AEFA Products

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Wrap and Trust        None
                                                        Products

         Timothy S. Meehan                              Secretary                              None

         Paula R. Meyer                                 Senior Vice President and              None
                                                        General Manager - Mutual Funds

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Carla P. Pavone                                Vice President -                       None
                                                        Business Development

         Kris Petersen                                  Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         Westview Place, #200                           Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141

         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Vice President
                                                        Institutional

         Maximillian G. Roth                            Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
                                                        Western Frontier

         Erven A. Samsel                                Senior Vice President -                None
         45 Braintree Hill Park                         Field Management
         Suite 402
         Braintree, MA  02184

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Judy P. Skoglund                               Vice President - Quality               None
                                                        and Service Support

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Greater Minnesota
         9900 East Bren Rd.                             Area/Iowa
         Minnetonka, MN  55343

         Jeffrey J. Stremcha                            Vice President -                       None
                                                        Information Resource
                                                        Management/ISD

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                                 Senior Vice President -                Board Member
                                                        Information and                        and President
                                                        Technology

         William F. Truscott                            Senior Vice President -                Board Member and
                                                        Chief Investment Officer               Vice President

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President -                       None
                                                        Brokerage Marketing

         David L. Yowan                                 Vice President and                     None
         40 Wall Street                                 Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Delta States
         Metairie, LA  70001

* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Special Tax-Exempt Series Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 28th day of August 2002.

AXP SPECIAL TAX-EXEMPT SERIES TRUST

   By /s/  John R. Thomas**
      ---------------------
           John R. Thomas, President


   By  /s/ Jeffrey P. Fox
       ------------------
           Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of August 2002.

     Signature                                     Capacity


/s/  H. Brewster Atwater, Jr.*                     Trustee
------------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                              Chairman of the Board
------------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                              Trustee
------------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone*                            Trustee
------------------------------
     Livio D. DeSimone

/s/  Ira D. Hall*                                  Trustee
------------------------------
     Ira D. Hall

/s/  David R. Hubers*                              Trustee
------------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                              Trustee
------------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                Trustee
------------------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                        Trustee
------------------------------
     Stephen R. Lewis, Jr.

/s/  William R. Pearce*                            Trustee
------------------------------
     William R. Pearce

     Signature                                     Capacity

/s/  Alan K. Simpson*                              Trustee
------------------------------
     Alan K. Simpson

/s/  John R. Thomas*                               Trustee
------------------------------
     John R. Thomas

/s/  William F. Truscott*                          Trustee
------------------------------
     William F. Truscott

/s/  C. Angus Wurtele*                             Trustee
------------------------------
     C. Angus Wurtele

* Signed pursuant to Trustees' Power of Attorney, dated Jan. 9, 2002, filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 36 by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney, dated Jan. 9, 2002, filed electronically herewith as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 36 by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 36 TO REGISTRATION STATEMENT NO. 33-5102

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

PART A

         Prospectus for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

         Prospectus for AXP Insured Tax-Exempt Fund.

PART B

         Statement of Additional Information for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

         Statement of Additional Information for AXP Insured Tax-Exempt Fund.

         Financial Statements for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds and AXP Insured Tax-Exempt Fund.

PART C

         Other information.

         Exhibits.

The signatures.